EXHIBIT 10.12

CONFIDENTIAL PORTIONS OMITTED

PATENT LICENSE AGREEMENT

Licensor name:	Digimarc Corporation

Licensor address:	9405 SW Gemini Drive Beaverton, OR 97008

Licensee name:	IV Digital Multimedia Inventions, LLC

Licensee address:	2711 Centerville Road, Suite 400 Wilmington, DE 19808

License issue fee:	Thirty-six million U.S. dollars (U.S. $36,000,000), payable quarterly over three years as set forth in Schedule 2.1

Profit Participation percentage:	20%

Effective Date	October 5, 2010

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In witness whereof, intending to be legally bound, the parties have signed below to enter the attached Patent License Agreement (this “Agreement”) as of the Effective Date with the terms and conditions that follow. Capitalized terms not otherwise defined are set forth in Section 10 of this Agreement.

LICENSOR:		LICENSEE:

DIGIMARC CORPORATION		IV DIGITAL MULTIMEDIA INVENTIONS, LLC

By:	/s/ Bruce Davis	By:	/s/ Vincent Pluvinage
	Bruce Davis,		Vincent Pluvinage,
	Chairman and CEO		Authorized Person

[Signature Page to Patent License Agreement]

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PATENT LICENSE AGREEMENT

RECITALS

WHEREAS, Digimarc Corporation, an Oregon corporation (“Licensor”) is a leading innovator and provider of enabling technologies that create digital identities for all forms of media and many everyday objects, including digital watermarking, and has developed one of the world’s leading patent portfolios relating to these technologies;

WHEREAS, Invention Investment Fund II, LLC (“IV Fund”) is the second of two funds in the “Intellectual Ventures” family of funds that was formed to invest in intellectual property rights. As provided in IV Fund’s operating agreement, the purpose of IV Fund is to [**]; and

WHEREAS, Licensor is willing to grant an exclusive license to certain patents in Licensor’s patent portfolio, and IV Fund is willing to acquire such exclusive license with an intent to license the Patents in an attempt to generate future profits, on the terms set forth in this Patent License Agreement.

NOW, THEREFORE, the parties to this Patent License Agreement listed on the previous page hereby agree as follows:

1.	GRANT OF EXCLUSIVE LICENSE

1.1	Exclusive Patent License

Effective as of the Closing, Licensor hereby grants to Licensee the exclusive, worldwide, transferable (as provided in subsection 11.3), sublicensable license of all rights of any kind conferred by the Patents, including, without limitation, the rights of any kind to, or conferred by, the Patents to (a) use or otherwise practice any art, methods, processes, and procedures covered by the Patents, (b) make, have made, use, offer to sell, sell, import, and otherwise distribute or dispose of any inventions, discoveries, products, services, or technologies covered by the Patents, (c) otherwise exploit any rights granted in the Patents and/or any invention or discovery described in the Patents, and (d) exclude other Persons from exercising any of such rights.

1.2	Sublicenses

The exclusive license rights granted Licensee under the Patents include the right to grant and authorize, from time to time and in Licensee’s sole and absolute discretion, one or more sublicenses. No sublicense granted to any Person pursuant to the terms of this Agreement will be terminable as a result of the termination of the Term.

1.3	Pre-Existing Encumbrances

Licensee hereby acknowledges and agrees that the Patents are subject to the Existing Encumbrances.

1.4	Assignment of Causes of Action and Other Rights

Effective as of the Closing, Licensor hereby assigns, transfers and conveys to Licensee all right, title and interest in and to:

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a) Rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type corresponding to any of the Patents and the inventions and discoveries therein;

(b) All causes of action and enforcement rights of any kind (whether such claims, causes of action or enforcement rights are known or unknown; currently pending, filed, to be filed; or otherwise) under the Patents and/or under or on account of any of the Patents for past, current and future infringement of the Patents, including without limitation, all rights to (i) pursue and collect damages, profits and awards of whatever nature recoverable, (ii) injunctive relief, (iii) other remedies, and (iv) compromise and/or settle all such claims, causes of action and enforcement rights for such infringement by granting an infringing party a sublicense or otherwise; and

(c) Rights to collect royalties or other payments under or on account of any of the Patents or any of the foregoing, excluding the right to collect those royalties and other payments payable to Licensor as set forth on Schedule 1.4(c) pursuant to the Existing Encumbrances.

For purposes of clarity, the word “title” in the first sentence of this subsection refers to title in the rights specified in this subsection, rather than title to the Patents.

1.5	No Implied Licenses

Nothing contained in this Agreement or any of the other Transaction Agreements should be construed as conferring, by implication, estoppel or otherwise, a license to any other patents or patent applications other than the Patents. For the avoidance of doubt: (a) there are no implied licenses granted under this Agreement or other Transaction Agreements; and (b) nothing contained in this Agreement or other Transaction Agreements provides a license to any other patents or patent applications that do not fall within the definition of Patents but which may read on any inventions, discoveries, products, services or technologies covered by the Patents.

2.	PAYMENT

2.1	License Issue Fee

Licensee will pay to Licensor a nonrefundable combined license issue fee and past patent reimbursement (collectively, the “License Issue Fee”) in the amount set forth on the cover page of this Agreement, according to the schedule set forth on Schedule 2.1. Each of the payments referenced in Schedule 2.1 will be made by wire transfer to a designated bank account of Licensor. Prior to the Closing, Licensor will furnish Licensee with all necessary information to make such wire transfers, and will notify Licensee in writing of any changes to such wire transfer instructions at least twenty (20) business days prior to the deadline for the next payment due according to the above schedule.

In the event that Licensee attempts to wire such payment on or prior to the applicable deadline in reliance on wire instructions in effect for the immediately preceding payment and Licensor fails to provide timely written notice of any change to the wire transfer instructions, then such payment shall not be considered late so long as Licensee makes such payment by the later of (i) the applicable payment deadline set forth in Schedule 2.1, or (ii) ten (10) business days after receiving such modified wire transfer instructions.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2	Profit Participation

Licensor will receive a non-refundable amount equal to the percentage (the “Profit Participation”) set forth on the cover page of this Agreement of any Profit that is generated following the Closing. Licensor expressly acknowledges and agrees that (i) neither IV Fund nor Licensee is providing any assurance that any Profit will be generated, nor is there any assurance regarding the amount and timing of any Profit, and (ii) any past indication of performance of IV Fund should not be relied upon as an indication of future performance.

The Profit Participation will be payable on the due dates for the reports required by subsection 2.7 for Revenue received during the respective Reporting Period.

2.3	Portfolio Monetization; Allocation of Portfolio Profit to IP Groups

Licensor acknowledges and agrees that Licensee and/or its Affiliates may from time to time sublicense, assert, litigate or otherwise exploit the Patents with other patents or patent applications held or controlled by Licensee and/or its Affiliates, at the discretion of Licensee and its Affiliates (a “Portfolio Monetization”). The parties acknowledge and agree that, unless a Portfolio Monetization specifies a particular royalty for one or more of the patents or patent applications (including the Patents), the Portfolio Profit will be determined according to the methodology set forth on Schedule 2.3.

Any Monetization Expenses or IP Group Expenses for Reporting Periods that exceed Revenue for that Reporting Period will be carried forward to the next Reporting Period such that Profit will not be deemed to have occurred for any Reporting Period until cumulative Revenues exceed cumulative Monetization Expenses (whether of a Portfolio Monetization or a monetization event involving solely the Patents) and cumulative IP Group Expenses in the current Reporting Period and all prior Reporting Periods.

2.4	Adjustments to Value Allocations

Notwithstanding the foregoing Value Allocations, for any given Portfolio Monetization, in the event that the formula set forth in Schedule 2.3 results in allocated per item Portfolio Profit in category R1 being less than the allocated per item Portfolio Profit in category R2, R3 or R4, or the allocated per item Portfolio Profit in category R2 being less than the allocated per item Portfolio Profit in category R3 or R4, or the allocated per item Portfolio Profit in category R3 being less than the allocated per item Portfolio Profit in category R4, then, in each such event, Licensee and/or its Affiliates will appropriately adjust the formula such that the allocated per item Portfolio Profit for each category is equal to or higher than the allocated per item Portfolio Profit for each higher numbered category (for example, the allocated per item Portfolio Profit in category R1 should be equal to or higher than allocated per item Portfolio Profit in categories R2, R3 and R4, after the adjustment). Furthermore, in the event that any patent category has no patents or patent applications, then Licensee and/or its Affiliates will adjust the Value Allocations to allocate the null category’s Value Allocation pro rata (based on relative Value Allocations) among the other categories. For purposes of this paragraph, an “item” will be a patent or a patent application included in the given Portfolio Monetization.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	Good-Faith Allocations Final

In allocating patents or patent applications among categories for purposes of allocating Portfolio Profits, adjusting Value Allocations, and determining Portfolio Profits, Licensee and its Affiliates will exercise their reasonable business judgment, in good faith, without inequitable discrimination for or against patents or patent applications held or controlled by Licensee or any of its Affiliates. Any such allocation or adjustment that is not clearly and materially inconsistent with the foregoing will be final, binding, and conclusive.

2.6	Pre-existing Agreements of Licensee

Licensor understands, acknowledges and agrees that (a) certain pre-existing agreements have been entered into prior to the Effective Date under which sublicensees may receive sublicense rights to the Patents without Licensee recognizing Revenue or generating Profit under the terms of this Agreement and (b) no additional Profit Participation or other monetary obligation will be due to Licensor as a result of rights granted pursuant to such pre-existing agreements.

2.7	Reports and Records

As of each March 15 during the Term of this Agreement, Licensee will provide to Licensor a report reasonably detailing the sublicensing activities of Licensee and its Affiliates with respect to the Patents for the preceding twelve (12) month period ending as of December 31 (each, a “Reporting Period”) when there has been Revenue with respect to the Patents in such Reporting Period. If no Revenue was generated during a Reporting Period, such report will instead state that no Revenue was generated during such period, but will state the total Monetization Expenses and the IP Group Expenses incurred during such period.

The Profit Participation will be payable to Licensor within ten (10) business days following the due dates for the reports required by this subsection 2.7 for Revenue received during the respective Reporting Period.

2.8	Books of Account

Licensee and its Affiliates will keep accurate books of account containing all particulars that may reasonably be deemed necessary for the purpose of showing the Amounts payable to Licensor hereunder. All such books of account shall be kept available by Licensee and its Affiliates for no less than three (3) years after the end of each Reporting Period, or in the event of a dispute between the parties involving in any way those books of account, until such time as the dispute has been resolved, whichever is later.

Said books of account will be kept at Licensee’s or its Affiliates’ principal place of business or, if notice thereof is given to Licensor, the principal place of business of the appropriate division of Licensee to which this Agreement relates. Not more than once during every twelve (12) month period and upon Licensor’s advance request of at least thirty (30) days, Licensee and its Affiliates will make said books and the supporting data available for inspection by Licensor or its agents during normal business hours for the two most recent Reporting Periods for the sole purpose of verifying Licensee’s calculations of the Profit Participation under this Agreement. Should such inspection lead to the discovery of a greater than [**] percent ([**]%) discrepancy in reporting to Licensor’s detriment, Licensee agrees to pay the reasonable fees and expenses of Licensor and/or its agents who conducted the inspection; provided however that such audit payment provision shall only

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

apply to discrepancies that constitute manifest errors (including errors in data entry or calculations, but excluding disputes over methodology). Licensee will promptly pay to Licensor all amounts appropriately determined by any audit to be due to Licensor. Any and all disputes with respect to the Profit Participation due under this Agreement or the calculation of Profit must be (a) raised within ninety (90) days after completion of the associated audit, and (b) resolved solely and exclusively pursuant to the provisions of subsection 11.9.

2.9	Nondivision

No Person will anticipate, alienate, hypothecate, divide, pledge, exchange, encumber, or charge any right to payment of Profit Participation (if any) under this Agreement, and any attempt to anticipate, alienate, hypothecate, divide, pledge, exchange, encumber, or charge any right to payment of Profit Participation under this Agreement will be void, except that Licensor shall be entitled to pledge the payments due under Schedule 2.1 for credit. No creditor of Licensor (or other similar Person) shall in any manner be entitled to claim an interest in the right to Profit Participation hereunder as a result of the debts, contracts, liabilities or torts of the Licensor or otherwise.

2.10	Interest on Late Payments

Licensor shall be entitled to charge, and Licensee shall pay, interest on any amounts that are more than ten (10) business days overdue for payment under Schedule 2.1, or payments determined by Licensee in accordance with subsections 2.3, 2.4, 2.5 and 2.7 to be due and payable under subsection 2.2, at the rate of [**]% per month (or part thereof), or at such lower rate as may be the maximum rate allowed under applicable law. This obligation of Licensee to pay interest on its overdue obligations does not prevent Licensor from terminating this Agreement for Payment Breach under subsection 11.4.

2.11	Taxes

All payments by Licensee shall be made free and clear of and without deduction for or on account of any taxes or levies as may be payable by Licensee. Licensor agrees that it shall bear full responsibility for any and all taxes payable as a result of the payments made by Licensee hereunder.

2.12	Currency

All royalties, fees and payments under this Agreement shall be in U.S. Dollars.

3.	CLOSING

3.1	Deliverables

Licensor has provided to Licensee, or its legal counsel, the items identified on Schedule D (the “Deliverables”). The lists of Live Assets on Schedules A and B and the list of Abandoned Assets on Schedule C may be revised by Licensee following the Closing to conform these lists to the definition of Patents set forth in this Agreement (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Schedules A and B or Schedule C). With respect to any originals of the Deliverables requested by Licensee for delivery as specified on Schedule D that have not been delivered as of the date hereof, Licensor will cause (i) such originals of

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Deliverables to be sent to Licensee or Licensee’s representative promptly once such originals are located, and (ii) with respect to any originals that cannot be located after Licensor’s commercially reasonable efforts, Licensor will deliver to Licensee a declaration, executed under penalty of perjury, detailing Licensor’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.

3.2	Closing

The execution and delivery of this Agreement is contingent upon the simultaneous execution and delivery of each of the other Transaction Agreements.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur simultaneously with the execution of this Agreement, and shall be conditioned upon the simultaneous closing of the transactions under the other Transaction Agreements. Upon the Closing, Licensee shall pay Licensor the initial payment required as part of the License Issue Fee, and Licensee may then record the Memoranda of Exclusive License/Rights.

3.3	Deliverables

(a) Concurrently with the execution of this Agreement, Licensor shall deliver to Licensee each of the following items:

(i)	Transmittal of Documents. Licensor will have delivered to Licensee all the Deliverables.

(ii)	Delivery of Executed Memorandum of Exclusive License/Rights and Transfer of Rights in Abandoned Assets. Licensor will have delivered to Licensee executed and witnessed Memoranda of Exclusive License/Rights and the Transfer of Rights in Abandoned Assets.

(b) Concurrently with the execution of this Agreement, Licensee shall deliver to Licensor the Certificate of Formation of Licensee.

3.4	Compliance with Laws

Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

4.	COVENANTS OF LICENSOR

4.1	Further Cooperation

At the reasonable request of Licensee, Licensor will execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment and recordation of other such papers, and using reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Licensee the benefit of the transactions contemplated hereby, including, without limitation, providing and assisting in

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

obtaining execution of any assignments, confirmations, powers of attorney, inventor declarations, and other documents that Licensee may request for prosecuting, maintaining, filing, obtaining issuance of, registering, enforcing, defending, or bringing any proceeding relating to the Patents. To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Prosecution History Files, Licensor will ensure that, if any such portion of the Prosecution History File remains under Licensor’s possession or control after the Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Licensor gave Licensee prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Prosecution History File.

5.	FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

5.1	Costs

After the Closing, Licensee will have the sole right and responsibility for, but not the obligation for, the preparation, filing, prosecution, maintenance and defense of all Patents (except to the extent of any portion of the Patents abandoned by Licensee pursuant to the terms of this Agreement or otherwise provided to Licensor under subsection 5.4). Subject to subsection 5.4, Licensee may, but is not obliged to, consult with Licensor regarding execution of its responsibility, and Licensor agrees to cooperate and assist Licensee in connection therewith, as required by the terms of this Agreement.

5.2	Copies of Prosecution Documents

Licensee will, upon Licensor’s reasonable written request, provide Licensor with a copy of documents received or filed by Licensee pertaining to the filing, prosecution, maintenance or defense of Patents, including, without limitation, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent issuing from such patent application.

Licensee will provide Licensor access to the private Patent Application Information Retrieval (PAIR) docket of the USPTO for the Patents for so long as the Common Interest Agreement remains in effect.

5.3	Conduct of Prosecution

Subject to subsection 5.4, the conduct of the preparation, filing, prosecution, maintenance, and defense of the Patents will be under Licensee’s exclusive control and discretion. Licensee is authorized to execute and record, on Licensor’s behalf, any document submitted to the USPTO or other governmental patent office that pertains to filing, prosecution, maintenance, or defense of the Patents, including, without limitation, consents to reissue applications, and declarations. Licensee will consult with Licensor on such matters from time to time on Licensor’s reasonable request. At the reasonable request of Licensee, Licensor will execute and deliver to Licensee such other documents, and do and perform such other acts and things, as may be reasonably necessary or desirable for confirming in Licensee exclusive right to prosecute, maintain, defend, file, obtain issuance, register, enforce, or bring any proceeding relating to the Patents including, without limitation, execution, acknowledgment and recordation of such documents necessary to convey to Licensee any right or power of attorney in the USPTO or other governmental patent office,

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in respect to prosecution, maintenance, defense, filing, issuance, or registration of the Patents.

5.4	Abandonment

(a) Licensee will at any time be entitled to abandon its license and other rights to all or any of the Patents (including abandonment of the Patents themselves, with respect to Patents to which Licensee acquires title).

(b) Licensor may request Licensee to notify Licensor whether or not Licensee intends to abandon any particular Patent Family or Patent Families by delivering written notice (an “Abandonment Inquiry”) of such request to Licensee when Licensor identifies that Licensee has taken an action or failed to take an action indicating that Licensee may be abandoning a Patent Family. Licensee shall use reasonable efforts to notify Licensor of any instruction or plan to abandon a particular Patent Family or Patent Families, provided however that failure by Licensor to provide such notification shall not subject Licensee or any Affiliate of Licensee to liability associated with subsequent abandonment of such Patent Family or Patent Families. Licensee shall respond to any such Abandonment Inquiry by delivering a written statement (an “Abandonment Notice”) to Licensor within thirty (30) days as to whether or not Licensee intends to abandon the Patent Family(ies) specified in the Abandonment Inquiry. Any Patent Family or Patent Families designated for abandonment in the Abandonment Notice shall be referred to as “Released Patents”.

Licensor hereby agrees that provisions in subsections 5.4(b) and (c) shall apply solely in the event that Licensee intends to abandon an entire Patent Family, and that in the event Licensee intends to abandon a particular Patent or Patents within a Patent Family, but to maintain other Patents within the Patent Family, Licensee shall not be obligated to provide an Abandonment Notice nor to assign the rights in such Patent or Patents to be abandoned to Licensor.

(c) Upon receipt of an Abandonment Notice listing any Released Patents, Licensor shall be entitled to maintain all or any of such Released Patents, provided that Licensor hereby agrees with Licensee as follows with respect to such Released Patents: (i) Licensor shall assume, as of the date of the Abandonment Notice, sole right and responsibility for the preparation, filing, prosecution, maintenance and defense of each Released Patent, and, except as in the last sentence of this subsection 5.4(c), Licensee shall have no further obligation with respect to such Released Patents, (ii) each Released Patent shall be released and/or assigned AS IS, without any express or implied representation or warranty whatsoever with respect to such Released Patent, and (iii) Licensor hereby agrees, and shall confirm in writing to Licensee, that the Released Patents shall be subject to each sublicense, covenant not to sue or other encumbrance granted by Licensee or any Affiliate of Licensee prior to the date of the Abandonment Notice, which encumbrances will not be terminated, altered or affected as a result of such intended abandonment by Licensee.

Except as in the last sentence of this subsection 5.4(c), with respect to each Released Patent that was licensed hereunder to Licensee immediately prior to the date of the Abandonment Notice, then Licensee’s and Licensor’s rights hereunder and under the other Transaction Agreements with respect to such Released Patents shall terminate as of the date of such Abandonment Notice.

With respect to each Released Patent to which Licensee has acquired title pursuant to Sections 3 or 4 of the Patent Rights Agreement, then Licensee shall use commercially

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reasonable efforts to assign all right, title and interest in such Released Patent to Licensor as soon as reasonably practicable, subject to the first sentence of this clause (c). Licensee agrees to reasonably cooperate with the recording of transfer of title of any Released Patent to Licensor, provided that Licensor shall bear all expenses (and shall reimburse Licensee for all of its expenses) relating to such transfer.

For each Released Patent, Licensee shall continue to be obligated to pay Licensee Profits, if any, generated by any Revenue that may be paid to Licensee after a Patent becomes a Released Patent with respect to any such Released Patent that was subject to a sublicense, covenant not to sue or other encumbrance granted by Licensee or any Affiliate of Licensee prior to the date the Patent becomes a Released Patent.

5.5	Assistance by Licensor

Licensor will provide Licensee with such advice and assistance as Licensee reasonably requests in connection with the filing, prosecution, maintenance, or defense of the Patents, as more fully set forth in the Work Agreement. Licensee will not be responsible for any costs incurred by Licensor under Section 5 without Licensee’s prior written agreement to bear such costs.

6.	ENFORCEMENT OF PATENTS

6.1	Enforcement

Licensee will have the exclusive right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to infringement of the Patents, using counsel of its choice, including any declaratory judgment action arising from such infringement. In the event Licensee exercises its right to commence such action or proceeding, Licensee will use reasonable efforts to advise Licensor prior to such commencement. Thereafter, on Licensor’s written request no more frequently than every two (2) months, Licensee will report to Licensor reasonable, nonprivileged information on the status of the action or proceeding commenced by Licensee. Licensor shall not have and/or retain any right to, and will not, institute any case, action or other enforcement proceeding with respect to infringement of the Patents.

6.2	Joinder; Cooperation in Litigation

This Agreement transfers to Licensee all substantial rights under the Patents and, as a result, Licensee has the right to bring any future action or proceeding to enforce claims under the Patents in its own name, without naming Licensor as a party thereto. However, if necessary or desirable in Licensee’s sole discretion, Licensee may add Licensor as a named party in any action or proceeding to enforce or defend the Patents, and Licensor will consent to be added and will cooperate with Licensor in any such action or proceeding. Licensee will be entitled to select counsel and will be entitled to control such action or proceeding. If Licensee finds it necessary or desirable, Licensor will execute all papers or perform any other acts or provide any assistance, at Licensee’s expense (provided that Licensor shall be responsible for paying any fees or expenses of its own outside counsel), toward pursuing such action or proceeding, as reasonably required by Licensee. Licensor will use commercially reasonable efforts to ensure that any Licensor personnel will be available to cooperate, at Licensee’s expense for work of a nature contemplated by the Work Agreement, toward pursuing such action.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3	In Event of Breach

Notwithstanding any material breach of this Agreement by Licensee, in no event will Licensor be entitled to take any action or direct any proceeding with respect to the Patents, other than the Released Patents, without Licensee’s express consent and direction unless and until there has been a termination of the Term pursuant to subsection 11.4 of this Agreement.

7.	REPRESENTATIONS AND WARRANTIES OF LICENSOR

Licensor represents and warrant to Licensee as of the Effective Date and as of the Closing as follows:

7.1	All Substantial Rights

By this Agreement, Licensor intends to, and will, transfer to Licensee all substantial rights under the Patents, other than those patents set forth on Schedule 7.1. No Person other than Licensee will, as of and immediately following the Closing, have or retain any right to license, sublicense, or grant any other rights with respect to the Patents, either generally or within any field of use or otherwise.

7.2	Organization; Authority and Approvals; Enforceability

(a) Licensor is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

(b) Licensor has the full power and authority to enter into this Agreement and the other Transaction Agreements and to carry out its obligations hereunder and thereunder, including, without limitation, the assignment to Licensee of all causes of action with respect to the Patents.

(c) The execution, delivery and performance by Licensor of this Agreement, each of the other Transaction Agreements and all other transactions and actions contemplated hereby and thereby have been duly and validly approved and authorized by Licensor’s Board of Directors, and do not require the approval of Licensor’s stockholders nor any other corporate action on the part of Licensor.

(d) No consent, approval, order or authorization of, notification to, action by or registration, declaration or filing with, any governmental or regulatory authority, or any other person, governmental or otherwise, is necessary to enable Licensor to lawfully enter into, execute, deliver and perform its obligations under this Agreement and each of the other Transaction Agreements, or to consummate the transactions contemplated hereby and thereby.

(e) This Agreement and each of the other Transaction Agreements have been duly executed and delivered by Licensor. Assuming due authorization, execution and delivery by Licensee, this Agreement and each of the other Transaction Agreements are valid and binding obligations of Licensor, enforceable against each in accordance with their respective terms, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.3	No Conflict

Neither the execution and delivery of this Agreement or any of the other Transaction Agreements by Licensor, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, give any rights of acceleration or cancellation under, or constitute a default under: (a) any provision of the Certificate of Incorporation or Bylaws of Licensor as currently in effect; (b) any law, rule, regulation, order, ruling or other legal requirement applicable to Licensor or any of the Patents; or (c) any material contract, agreement or understanding to which Licensor is a party or is bound, or by which any of the Patents are bound. Neither Licensor’s entering into this Agreement or any of the other Transaction Agreements nor the consummation of the transactions contemplated hereby or thereby will result in the creation of any encumbrance on any of the Patents or give rise to, or trigger the application of, any rights of any third party that would come into effect or become exercisable upon the consummation of the transactions contemplated hereby or thereby.

7.4	Title and Contest

(a) Immediately prior to the Closing, and subject to the Existing Encumbrances, Licensor owns all right, title and interest in the Patents, and as of the Closing Licensor will convey to Licensee, subject to the Existing Encumbrances, all right, title and interest in each right conferred under this Agreement with respect to the Patents (but not title to the Patents), including, without limitation, all rights, title, and interest in and to the causes of action assigned by this Agreement. Except as set forth on Schedule 7.4, Licensor has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulation in each jurisdiction.

(b) Each right conferred under this Agreement with respect to the Patents is free and clear of all liens, mortgages, security interests, and restrictions on transfer. As of the Closing, there are no actions, suits, investigations, claims, or proceedings threatened, pending or in progress relating in any way to any right conferred under this Agreement with respect to the Patents. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to or in any Person to acquire any Patents.

7.5	Existing Licenses and Restrictions on Rights

Except as specifically identified on Schedule 7.5, (a) no license under the Patents has been granted by Licensor, any prior owner, or inventors, and (b) after Closing, none of Licensor, any prior owner, or any inventor will retain any rights or interest in the Patents or the related causes of action, except that Licensor shall retain title in the Patents. Except as specifically identified on Schedule 7.5, Licensee will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of any of Patents or the related causes of action as a result of the transactions contemplated in this Agreement or any prior transaction related to the Patents or the Abandoned Assets. None of the licenses listed on Schedule 7.5 is an exclusive grant or right, unless specifically noted otherwise on Schedule 7.5. Each license listed on Schedule 7.5 is nontransferable and nonsublicensable, except as specifically noted otherwise on Schedule 7.5. Notwithstanding anything to the contrary herein, the parties acknowledge and agree that Licensor will retain

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the right to collect any amounts that are or become due or owing to Licensor as a result of payment obligations under any of the licenses listed on Schedule 7.5.

7.6	Validity and Enforceability

(a) None of the Patents or the Abandoned Assets has ever been found invalid, unpatentable, or unenforceable for any reason in any judicial proceeding, arbitration proceeding, opposition proceeding, interference proceeding, ex parte reexamination proceeding, inter partes reexamination proceeding or other inter partes proceeding.

(b) Except as in Schedule 7.6, Licensor neither knows of nor has received any notice or information of any kind from any source suggesting the invalidity, unpatentability, or unenforceability of any claimed subject matter within the Patents or Abandoned Assets that has ultimately been allowed, granted, or otherwise deemed patentable by a respective patent authority or patent office, with the exception of rejections, objections or other deficiencies identified by such patent authority or patent office, which were overcome to result in the allowance, grant or patenting of such claimed subject matter.

(c) Except as in Schedule 7.6, Licensor neither knows of nor has received any notice or information of any kind from any source suggesting the invalidity, unpatentability or unenforceability of any of the pending patent applications or pending provisional patent applications listed in Schedules A and/or B.

(d) If any of the Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in this transaction.

(e) To the extent “small entity” fees at the time of such payment were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees and specifically had not licensed rights in any Patent to an entity that was not a “small entity.”

7.7	Conduct; SSOs

Neither Licensor nor any of its representative have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder its enforcement, including, without limitation, misrepresenting Licensor’s patent rights to a standard-setting organization. There is no obligation imposed by a standards-setting organization on Licensor to license any of the Patents on particular terms or conditions, nor will any such obligation apply to Licensee following the Closing.

7.8	Enforcement

Except for any notices or letters included in the Deliverables, Licensor has not (a) provided to a third party notice of alleged actual or potential infringement of any of the Patents or the Abandoned Assets or (b) initiated enforcement action(s) with respect to any of the Patents or the Abandoned Assets.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.9	Patent Office Proceedings

Except as set forth on Schedule 7.9, none of the Patents or the Abandoned Assets has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

7.10	Fees

All maintenance fees, annuities and the like due or payable on each of the Patents have been timely paid. For the avoidance of doubt, Licensor shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing.

7.11	Abandoned Patents

According to each applicable patent office, each of the Abandoned Assets has expired, lapsed, or been abandoned or deemed withdrawn.

7.12	Brokers

Except for Licensor’s obligations to [**], if any, neither Licensor nor any Affiliate of Licensor is obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby. Licensee will not incur any liability, either directly or indirectly, to any such investment banker, broker, finder or similar party as a result of, this Agreement, the transactions contemplated hereby or any act or omission of Licensor or any of its employees, officers, directors, stockholders, agents or Affiliates.

8.	REPRESENTATIONS AND WARRANTIES OF LICENSEE

Licensee represents and warrants to Licensor as of the Effective Date and the Closing:

8.1	Organization; Authority and Approvals; Enforceability

(a) Licensee is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

(b) Licensee has the full power and authority to enter into this Agreement and the other Transaction Agreements and to carry out its obligations hereunder and thereunder.

(c) Licensee is duly authorized to execute and deliver this Agreement and each of the other Transaction Agreements and to perform its obligations hereunder and thereunder. The individual executing this Agreement and each of the other Transaction Agreements on Licensee’s behalf has been duly authorized to do so by all requisite corporate action.

(d) No consent, approval, order or authorization of, notification to, action by or registration, declaration or filing with, any governmental or regulatory authority, or any other person, governmental or otherwise, is necessary to enable Licensee to lawfully enter into, execute, deliver and perform its obligations under this Agreement and each of the

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other Transaction Agreements, or to consummate the transactions contemplated hereby and thereby.

(e) This Agreement and each of the other Transaction Agreements have been duly executed and delivered by Licensee. Assuming due authorization, execution and delivery by Licensor, this Agreement and each of the other Transaction Agreements are valid and binding obligations of Licensee, enforceable against Licensee in accordance with their respective terms, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

8.2	No Conflict

Neither the execution and delivery of this Agreement or any of the other Transaction Agreements by Licensee, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, give any rights of acceleration or cancellation under, or constitute a default under: (i) the applicable organizational documents of Licensee, as currently in effect; (ii) any law, rule, regulation, order, ruling or other legal requirement applicable to Licensee; or (iii) any material contract, agreement or understanding to which Licensee is a party or is bound.

8.3	Brokers

Neither Licensee nor any Affiliate of Licensee is obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby. Licensor will not incur any liability, either directly or indirectly, to any such investment banker, broker, finder or similar party as a result of, this Agreement, the transactions contemplated hereby or any act or omission of Licensee or any of its employees, officers, members, agents or Affiliates.

8.4	Covenants Relating to Obligations to [**] and [**]

Licensor is required, pursuant to agreements between Licensor and each of [**] (“[**]”) and [**] (“[**]”) to pay each of [**] and [**], respectively, $[**] USD for each patent issuing anywhere in the world from a patent application claiming priority to the patents that Licensor acquired from [**] and [**]. Licensee hereby covenants and agrees with Licensor to make the following payments in order to assist Licensor with satisfying the obligations under Licensor’s agreements with [**] and [**]:

(a) Licensee hereby agrees to pay [**] $[**] USD for each patent issuing anywhere in the world from a patent application claiming priority to the patent rights that Licensor obtained from [**]. Currently pending patent applications are identified on Schedule A to this Agreement. This payment obligation also applies to patents issuing anywhere in the world from patent applications that Licensee files after Closing that claim priority to these patent applications or other patent rights that Licensor obtained from [**]. Such payments are required within thirty (30) days following issuance of each such issued patent.

(b) Licensee hereby agrees to pay to pay US$[**] (net of any tax payable by Licensee) for each patent issuing from a patent application claiming priority to the patent rights that

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Licensor obtained from [**]. Currently pending patent applications are identified on Schedule A to this Agreement. Licensee shall pay [**] ([**]) of each such payment directly to [**] on behalf of [**], and shall pay the remainder of each such payment to [**]. This payment obligation also applies to U.S. patents issuing from patent applications that Licensee files after Closing that claim priority to these patent applications or other patent rights that Licensor obtained from [**].

(c) Licensee agrees to indemnify and hold harmless Licensor and its directors, officers and employees of each of their Affiliates, from any losses, liabilities, damages, claims, payments, liens, judgments, demands, costs and expenses (including reasonable attorneys’ fees) arising out of failure by Licensee to pay [**] or [**] as required under this subsection 8.4.

9.	DISCLAIMER OF REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY; EXCLUSIONS FROM DAMAGES

9.1	Disclaimer of Representations and Warranties

NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY EXCEPT FOR THEIR RESPECTIVE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTIONS 7 AND 8, AND EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

LICENSEE GIVES LICENSOR NO ASSURANCE THAT ANY PROFIT (EITHER FROM A MONETIZATION EVENT INVOLVING SOLELY THE PATENTS OR AS PART OF A PORTFOLIO MONETIZATION) WILL BE GENERATED FOR LICENSOR.

LICENSOR ACKNOWLEDGES THAT ACCOUNTING FOR THIS TRANSACTION IS A MATTER SOLELY BETWEEN OR AMONG LICENSOR AND ITS ACCOUNTANTS, AND ACKNOWLEDGE THAT THEY HAVE NOT RELIED UPON ANY ADVICE OR REPESENTATION FROM LICENSEE TO DETERMINE THE ACCOUNTING TREATMENT FOR THE LICENSE ISSUE FEE OR ANY OTHER PAYMENT TO BE MADE BY LICENSEE TO LICENSOR.

EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7, NEITHER PARTY GIVES THE OTHER PARTY ANY ASSURANCE (A) REGARDING THE PATENTABILITY OF ANY CLAIMED INVENTION IN, OR THE VALIDITY, OF ANY PATENT; OR (B) THAT MANUFACTURE, USE, SALE, OFFERING FOR SALE, IMPORTATION, EXPORTATION OR OTHER DISTRIBUTION OF ANY PRODUCT OR METHOD DISCLOSED AND CLAIMED IN ANY PATENT BY LICENSEE, ANY SUBLICENSEE OR ANYONE ELSE WILL NOT CONSTITUTE AN INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS.

9.2	Limitation of Liability

EXCEPT IN THE EVENT OF FRAUD OR INTENTIONAL MISREPRESENTATION OR THE BREACH OF THE REPRESENTATIONS AND WARRANTIES MADE IN SUBSECTIONS 7.4 AND 7.5 OF THIS AGREEMENT, THE COLLECTIVE LIABILITY OF LICENSOR, ON ONE HAND, AND LICENSEE, ON THE OTHER, WILL IN EACH CASE NOT EXCEED AN AMOUNT EQUAL TO THE SUM OF ALL PAYMENTS PAYABLE UNDER SUBSECTIONS 2.1 AND 2.2 OF THIS AGREEMENT. IN THE EVENT OF BREACH OF ANY OF THE REPRESENTATIONS OR WARRANTIES MADE IN SUBSECTIONS 7.4 AND 7.5 OF THIS AGREEMENT, LICENSOR’S COLLECTIVE LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED AN AMOUNT EQUAL TO THREE (3) TIMES THE

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUM OF ALL PAYMENTS PAYABLE UNDER SUBSECTIONS 2.1 AND 2.2 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE FOREGOING LIMITATION ON POTENTIAL LIABILITY WAS AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

9.3	Exclusion of Certain Damages

NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE), AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY, FOR COVER OR FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES FOR LOSS OF REVENUE, PROFIT (EXCEPT TO THE EXTENT PROFIT BECOMES DUE AND PAYABLE IN ACCORDANCE WITH SUBSECTION 2.2 OF A PATENT LICENSE AGREEMENT), SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR UNDERSTANDS AND CONFIRMS THAT THERE MAY NOT BE ANY PROFIT PARTICIPATION DISTRIBUTED UNDER THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF SUCH POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

10.	DEFINITIONS

Capitalized terms used in this Agreement that are not otherwise defined have the meanings set forth in this Section.

“Abandoned Assets” means those specific provisional patent applications, patent applications, patents and other governmental grants or issuances listed on Schedule C (as such list may be updated based on Licensee’s review pursuant to subsection 3.1).

“Acquisition Transaction” means (i) a merger, consolidation or reorganization of a party with or into another Person (whether or not such party is the surviving Entity), in which such party’s shareholders holding the right to vote with respect to general matters immediately preceding such transaction own less than fifty percent (50%) of the voting securities of the surviving Entity; (ii) a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of such party to another Person; or (iii) another Person becoming the beneficial owner of more than fifty percent (50%) of the outstanding voting securities of such party.

“Affiliate” means, with respect to any Person, any Entity in whatever country organized that controls, is controlled by or is under common control with such Person; provided however, that an Entity that qualifies as an Affiliate but subsequently ceases to fall within this definition shall no longer be considered an Affiliate hereunder. The term “control” means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract or otherwise. For purposes of clarity, neither TVAura LLC nor TVAura Mobile LLC shall be considered an “Affiliate” of Licensor under this Agreement.

“Amounts” as generally used in this Agreement refers to cash amounts, and amounts that are not cash will be valued by Licensee at their cash equivalent under customary valuation techniques.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Assignment Agreements” mean the agreements assigning to Licensor ownership of the Patents and the Abandoned Assets from the inventors and/or any prior owners to Licensor.

“Closing” has the meaning set forth in subsection 3.2.

“Common Interest Agreement” means an agreement, in the form set forth on Exhibit A, setting forth the terms under which Licensor and Licensee will protect certain information relating to the Patents under the common interest privilege.

“Docket” means Licensor’s, or its agents’, list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including, without limitation, the names, addresses, email addresses and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list or other means of tracking information is current as of the Effective Date.

“Effective Date” means the date set forth as the Effective Date on the cover page of this Agreement.

“Entity” means any corporation, partnership, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, governmental entity (or any department, agency, or political subdivision thereof) or any other legal entity.

“Excluded Assets” means the patents and applications listed in the attached Schedule 7.1, any reissues or reexaminations thereof, and any other patent application (and resulting patent) filed by Licensor after the Effective Date that either (a) does not claim priority to any of the Live Assets or (b) claims priority to a Live Asset only through an intermediate application or patent that is also listed on Schedule 7.1.

“Existing Encumbrances” means all licenses or other encumbrances disclosed on Schedule 7.5.

“Grant-Back License Agreement” means the Grant-Back License Agreement between Licensor and Licensee dated of even date herewith.

“IV Fund” means Invention Investment Fund II, LLC, a Delaware limited liability company.

“IP Group Expenses” means the Amounts paid, incurred, accrued, or allocated by or on behalf of Licensee in respect of acquiring, holding, prosecuting, maintaining, managing, protecting, or enhancing the Patents, including, without limitation, all such Amounts (other than Profit Participation) paid under this Agreement to Licensor and all fees, costs, commissions and expenses for legal, technical, advisory, and consulting services and filing, issuance, annuity and maintenance payments. “IP Group Expenses,” as used in this Agreement refers to IP Group Expenses of the Patents.

“License Issue Fee” has the meaning set forth in subsection 2.1.

“Live Assets” means the provisional patent applications, patent applications, and patents listed on Schedule A (as such lists may be updated based on License’s review pursuant to subsection 3.1).

“Memoranda of Exclusive License/Rights” means one or more documents in substantially the form of Schedule B, which form may be adjusted for the requirements of

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the particular government patent office, that memorialize the license and other rights transferred to Licensee by this Agreement.

Memoranda of Exclusive License/Rights are created to comply with recordation requirements related to this grant/transfer/assignment, but in no way are intended by the parties to limit or expand the scope of the rights intended to be granted, transferred and assigned.

“Monetization Expenses” means the Amounts paid, incurred, accrued, or allocated by or on behalf of Licensee in respect of commercializing, asserting, litigating, licensing, managing, or otherwise capturing value, including, without limitation, fees, costs, commissions and expenses for legal, technical, advisory, consulting and licensing services. “Monetization Expenses,” as used in this Agreement, may refer to Monetization Expenses of either a monetization event involving solely the Patents or a Portfolio Monetization.

“Non-Exclusive License” means the Non-Exclusive License Agreement between Licensor and Licensee dated on or about even date herewith.

“Patent Rights Agreement” means the Patent Rights Agreement in the form of Exhibit B.

“Patents” means, excluding the Abandoned Assets and the Excluded Assets, all (a) Live Assets; (b) patents or patent applications (i) to which any of the Live Assets directly or indirectly claims priority, (ii) for which any of the Live Assets directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Live Assets; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, foreign patent applications and foreign counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances; (e) items in any of the foregoing categories (b) through (d) whether or not expressly listed as Live Assets and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like; and (f) all patentable inventions, invention disclosures, and patentable discoveries described in any item in any of the foregoing categories (a) through (e) and all other patent rights arising out of such inventions, invention disclosures, and discoveries (each such Live Asset, together with patents and patent applications in categories (b)(i), (b)(ii), (c), (d) and (e) above relating to such Live Asset, is referred to collectively as a “Patent Family”).

“Person” means any individual or Entity.

“Portfolio Monetization” has the meaning set forth in subsection 2.3.

“Portfolio Profit” means Revenue from, minus Monetization Expenses of, a Portfolio Monetization.

“Profit” means

the total of the Portfolio Profit that is allocated under subsections 2.3 through 2.5 to the patents and patent applications among the Patents included in a Portfolio Monetization;

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

plus Revenue from, minus remaining Monetization Expenses of, monetization events involving solely the Patents and which are not a Portfolio Monetization;

minus any remaining IP Group Expenses.

“Profit Participation” has the meaning set forth in subsection 2.2.

“Prosecution History Files” means all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents.

“Reporting Period” has the meaning set forth in subsection 2.7.

“Revenue” means Amounts received by or on behalf of Licensee and recognized as revenue under generally accepted accounting principles from (a) licensing and/or (b) damages awarded in litigation or other proceedings, and/or (c) sale of the rights granted to Licensee under this Agreement. “Revenue,” as used in this Agreement, may refer to Revenue from either a monetization event involving solely the Patents or a Portfolio Monetization.

“Term” has the meaning set forth in subsection 11.4.

“Transaction Agreements” means this Agreement, the Patent Rights Agreement (including the Patent Purchase Agreement attached as Exhibit A), the letter agreement between Licensor and an Affiliate of Licensee dated of even date herewith, the Work Agreement, the Common Interest Agreement, the Grant-Back License Agreement and the Non-Exclusive License.

“Transmitted Copy” has the meaning set forth in subsection 11.14.

“Work Agreement” means the Work Agreement entered into between Licensor and Licensee concurrently herewith.

11.	MISCELLANEOUS

11.1	Confidentiality of Terms

(a) Subject to subsection 11.1(b) below, the parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their Affiliates confidential and will not now or hereafter divulge any of this information to any third party except (i) with the prior written consent of the other party; (ii) as otherwise may be required by law (subject to Section 11.1(b) below) or legal process, including, without limitation, in confidence to legal and financial advisors in their capacity of advising a party in such matters; (iii) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (iv) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with administering or complying with its obligations with respect to this Agreement (including reporting by Licensee and its Affiliates to its investors under existing confidentiality obligations between Licensee and its Affiliates

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and such investors); (v) by Licensee (and, upon Licensee’s request, by Licensor), in order to perfect Licensee’s interest in the Patents or the Abandoned Assets with any governmental patent office; (vi) to enforce Licensee’s rights and interest in the Patents, the causes of action transferred under this Agreement, or the Abandoned Assets; or (vii) by Licensor or Licensee under a written obligation of confidentiality substantially similar as this subsection 11.1, to potential acquirers, licensees of or investors in Licensor or Licensee or the Patents, including without limitation such third parties’ legal counsel, accountants, banks, financing sources and advisors provided that such parties are subject to such confidentiality obligations; provided, in (ii) and (iii) above, (A) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (B) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Licensor will cause its agents involved in this transaction to abide by the terms of this Section 11, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials or industry conferences.

(b) Disclosure of this Agreement, the financial impact of this Agreement and the terms and conditions of this Agreement (both in summary form and through exhibit filings) may be required under the Securities Exchange Commission (“SEC”) regulations, stock market rules, or other laws. Licensor and Licensee may rely in good faith on advice of counsel when determining whether such disclosure is required; provided that Licensor and Licensee agree that such disclosures shall be limited to only those that are required by law in reliance on such opinion of counsel. Except as otherwise provided in this Section 11, Licensor or Licensee will make no public announcements and will not issue press releases relating to this Agreement without the prior written consent of the other Parties, which consent will not be unreasonably withheld. Licensor and Licensee have agreed to the text of a joint press release announcing the signing of this Agreement and the transactions contemplated hereby, a copy of which is attached hereto as Exhibit C. Licensor also agrees to provide Licensee an opportunity to review and an opportunity to comment on the Current Report on Form 8-K to be filed with the SEC and any script for investor calls announcing this Agreement and the transactions contemplated hereby. Licensor shall consult with Licensee before issuing or making, and shall provide Licensee with reasonable opportunity to review and comment upon, and shall consider in good faith and reasonably attempt to incorporate the views of Licensee in connection with any other press release, public filing or other public statement with respect to the transactions contemplated by this Agreement; provided that (i) any such disclosure will be limited to the specific information that is required by law to be disclosed, and (ii) Licensor shall not be required to consult, and shall only be required to give reasonable notice, of any public disclosure which is substantially similar in content to the joint press release, the script for the investor call and the Current Report on Form 8-K filed with respect to the transactions contemplated by this Agreement, or any other subsequent or previously made public filing, with respect to which Licensor has complied with the provisions of this subsection 11.1(b). Because Licensor has determined that this Agreement, the Patent Rights Agreement and the Grant-Back License are required by applicable law to be filed by Licensor as an exhibit to a Quarterly Report on Form 10-Q and/or Annual Report on Form 10-K, or otherwise needs to be filed with the SEC, Licensor shall (A) provide Licensee with at least ten (10) business days advance notice of such intent to file this Agreement and such other Transaction Agreements, and provide Licensee an opportunity to discuss and consider in good faith any input or request made by Licensee, (B) file a request with the SEC for confidential treatment of such portions of this Agreement and of such other Transaction Agreements that Licensee requests in writing to Licensor at

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

least five (5) business days prior to the intended filing date that counsel for Licensor, after consultation with counsel for Licensee, advises should be eligible for confidential treatment, and provide Licensee with any updates and consider in good faith any input from Licensee with respect to such confidential treatment request, and (C) in any event, only file those portions of this Agreement as counsel for Licensor, after consultation with and consideration in good faith of the views of counsel for Licensee, determines are required to be filed by applicable law.

(c) Effective upon the Closing, the Reciprocal Non-disclosure Agreement dated as of July 13, 2009 between Licensor and an Affiliate of Licensee, together with all amendments and addendums (the “NDA”), shall be void and of no force or effect solely with respect to “Confidential Information” (as that term is defined in the NDA) that has been disclosed by or on behalf of Licensor and that relates to the Patents or Abandoned Assets; provided, however, that to the extent Licensor has shared information relating to third-party relationships with Licensee that is subject to a confidentiality obligation to a third party, Licensee agrees to keep such information confidential subject to the terms of the NDA except for disclosure to potential or actual licensees, purchasers or investors in the Patents, potential or actual investors or acquirers of Licensee or any Affiliate of Licensee, or any Licensee Affiliate’s counsel, auditors, consultants or other similar parties that are subject to a substantially similar confidentiality obligation to such Licensee Affiliate.

(d) In the event of any breach or default, threatened or otherwise, under this Section 11, the parties acknowledge and agree that damages alone would be insufficient to compensate for any such breach or default and that irreparable harm would result from such breach or default. Consequently, in the event of any such breach or default, or any threat of such breach or default by either party, the other party will be entitled to temporary or permanent injunctive relief, specific performance and such other equitable relief as may be appropriate in the circumstances in order to restrain or enjoin such breach or default. These remedies will not be the exclusive remedies for violation of the terms of the confidentiality obligations contained in this Section 11 but will be in addition to all other remedies available to the parties at law or in equity.

11.2	Relationship of Parties

The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

11.3	Assignment; Successors

Any assignment of this Agreement by Licensor, on one hand, or by Licensee, on the other, shall require the prior written consent of the other parties; provided, however, that (a) without Licensor’s consent, Licensee may assign, in whole or in part, this Agreement, and/or any license or other rights Licensee acquires hereunder, to its Affiliates or to an unaffiliated Entity that is managed and controlled by representatives of Licensee or its Affiliates, (b) without the other party’s consent, Licensee may assign this Agreement to the acquiring party pursuant to an Acquisition Transaction in which the ultimate parent company of Licensee is the party being acquired or whose assets are being acquired in such transaction and (c) without the other party’s consent, Licensor may assign this Agreement to the

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

acquiring party pursuant to an Acquisition Transaction in which Licensor is the party being acquired or whose assets are being acquired in such transaction.

Subject to the above provisions of this subsection 11.3, the terms and conditions of this Agreement will inure to the benefit of Licensor, Licensee, and their respective successors, assigns and other legal representatives, and will be binding upon each of Licensor, Licensee and their respective successors, assigns, and other legal representatives.

11.4	Term and Termination

The term of this Agreement (the “Term”) will commence on the Effective Date and will continue in effect until the last of the Patents expires, or it will continue such longer time as may be necessary as determined at Licensee’s sole and absolute discretion, to permit Licensee to fully enforce and protect its rights under the Patents for any action or proceeding for infringement arising before such expiration (provided that Licensee’s obligation to pay Profit Participation, if any, in connection with such action or proceeding shall likewise continue in effect).

Subject to the provisions of subsection 11.6, in the event of a Payment Breach by Licensee, or of a material breach of this Agreement by Licensor, the nonbreaching party will be entitled to terminate the Term by written notice to the breaching party, if such breach is not cured within ten (10) business days (for a Payment Breach) and sixty (60) days (for non-monetary breaches) after written notice specifying the breach is given to the breaching party. Such circumstances in the foregoing sentence shall be the sole basis for termination of this Agreement by either party. For purposes of this provision, a “Payment Breach” is defined as failure by Licensee or an Affiliate of Licensee (a) to make the payments required to be made to Licensor under the schedule set forth on Schedule 2.1, or (b) to make any payment that Licensee and/or its Affiliates have determined, in accordance with subsections 2.3, 2.4, 2.5 and 2.7 of this Agreement, is due and payable to Licensor.

11.5	Survival/Effect of Termination

No termination of the Term will relieve a breaching party of its obligations arising prior to such termination.

In the event of termination of this Agreement under subsection 11.4, (a) the license set forth in subsection 1.1 of this Agreement will terminate with respect to all Patents licensed thereunder, and (b) with respect to each Patent to which Licensee has acquired title pursuant to Sections 3 or 4 of the Patent Rights Agreement, Licensee shall use commercially reasonable efforts to assign all right, title and interest in such Patent to Licensor as soon as reasonably practicable, subject (in each case of clauses (a) and (b) above) to all of the conditions set forth with respect to the release or assignment of Released Patents in subsection 5.4(c) of this Agreement. Licensee agrees to reasonably cooperate with the recording of transfer of title of such Patents to Licensor, provided that Licensor shall bear all expenses (and shall reimburse Licensee for all of its expenses) relating to such transfer.

In the event of termination of this Agreement by Licensor following a Payment Breach by Licensee, Licensee shall continue to be obligated to pay Licensee Profits, if any, generated by any Revenue that may be paid to Licensee after such termination with respect to any sublicenses, covenants not to sue or other encumbrances under the Patents granted by Licensee or any Affiliate of Licensee at or after the Closing and prior to such termination.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.6	Remedies

Licensor’s sole and exclusive remedy in the event of any claim, dispute, or controversy under this Agreement, other than a Payment Breach, will be the recovery of money damages, subject to the disclaimer and limitations set forth in this Agreement, including, without limitation, those in subsections 9.1, 9.2 and 9.3.

11.7	Export Controls

It is understood and agreed that to the extent Licensor is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Licensee that Licensee will not export data or commodities to certain foreign countries without prior approval of such agency. Licensor neither represents that a license will not be required nor that, if required, it will be issued.

11.8	Governing Law

Any claim arising under or relating to this Agreement will be governed by the laws of the State of Delaware, without regard to choice of law principles to the contrary.

11.9	Dispute Resolution

Except for the payment of the License Issue Fee set forth in subsection 2.1 and as provided under subsection 11.1, the parties hereby waive their respective rights to seek remedies in court, and will resolve any and all claims, disputes, or controversies relating in any way to, or arising out of, this Agreement, including, without limitation, any breach or threatened breach of this Agreement, the amount of the Profit Participation due under this Agreement, or the calculation of Profit (“Disputes”), as follows:

(a) The party raising the Dispute shall promptly provide the other party with a written notice describing the nature of the Dispute in reasonable detail (a “Dispute Notice”). During the thirty (30) day period after a party’s receipt of a Dispute Notice, the parties will commence discussions to attempt to resolve the Dispute.

(b) If the parties cannot timely resolve the Dispute through negotiation, before resorting to arbitration the parties will try in good faith to settle the Dispute by mediation before a mutually agreed mediator in Seattle, Washington. The mediation will be conducted in English and administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Procedures. If the parties are unable to agree upon a mutually acceptable mediator, the AAA will appoint a qualified mediator. The mediation proceeding shall take place on the earliest practicable date following the submission of a request for mediation by either party, which request shall be submitted within sixty (60) days after a party’s receipt of a Dispute Notice.

(c) If the Dispute is not resolved through mediation within thirty (30) days after the mediation hearing, the parties will submit the Dispute to final and binding arbitration

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

administered by the AAA under its Commercial Arbitration Rules. The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings.

(i) The arbitration will be conducted before a mutually agreed panel of three (3) neutral arbitrators in Seattle, Washington. If the parties are unable to agree upon a mutually acceptable panel of three (3) arbitrators, the panel will be selected by the AAA.

(ii) The arbitration hearing will be conducted in English, and under no circumstances will the arbitration hearing extend for more than one (1) business day. The award shall be rendered within one hundred twenty (120) days of the demand and the arbitrators shall agree to comply with this schedule before accepting appointment. The parties have included these time limits to expedite the proceeding, but they are not jurisdictional, and the arbitrator may for good cause permit reasonable extensions which shall not affect the validity of the award.

(iii) All documents and information relevant to the Dispute in the possession of any party shall be made available to the other party not later than sixty (60) days after the demand for arbitration is served, and the arbitrator may permit such depositions or other discovery deemed necessary for a fair hearing.

(iv) The parties agree that the arbitration method to be employed by the parties will be “baseball arbitration,” in which case each party will submit to the arbitrators and exchange with each other in advance of the hearing their last, best offers and the arbitrators will be limited to awarding only one or the other of the two figures submitted.

(v) The arbitrators’ award may be entered and enforced in any court with competent jurisdiction and will be nonappealable. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrator’s decision permitted under this Agreement.

(vi) The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a statement setting forth the reasons for the disposition of any claim.

(vii) The costs of the arbitration proceeding, including reasonable attorneys’ fees and costs, will be determined by the arbitrators, who may apportion costs equally, or in accordance with any finding of fault or lack of good faith of either party.

(viii) To the fullest extent permitted by law, no arbitration under this Agreement shall be joined to any other arbitration, and no class arbitration proceedings shall be permitted.

(ix) Except as may be required by law, neither a party nor any arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.10	Notices and Payment Delivery

All notices required or permitted to be given hereunder will be in writing, will make reference to this Agreement and will be delivered by hand, or dispatched by prepaid air courier to the addresses set forth on the cover page of this Agreement. Such notices will be deemed given when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address to the other. After notice of such change has been received, any notice or request will thereafter be given to such party at such changed address.

11.11	Severability

If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

11.12	Waiver

Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

11.13	Miscellaneous

This Agreement, including its exhibits and schedules, together with the other Transaction Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and merge and supersede all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided in this Agreement or in the other Transaction Agreements. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. This Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in writing and signed by authorized representatives of both parties; provided, however, that, after the Closing, Licensee may update Schedule A to include any patents or patent applications within the definition of Patents, based on its review of the Deliverables as defined in subsection 3.1, by providing updated Schedule A to Licensor. The terms and conditions of this Agreement and the other Transaction Agreements will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement.

11.14	Counterparts; Electronic Signature

This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE A

LIVE ASSETS

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5768426	US	10/21/1994	Graphics processing system employing embedded code signals Rhoads, Geoffrey B.

5636292C1	US	05/08/1995	Steganography methods employing embedded calibration data Rhoads, Geoffrey B.

5748763	US	05/08/1995	Image steganography system featuring perceptually adaptive and globally scalable signal embedding Rhoads, Geoffrey B.

5850481C1	US	05/08/1995	Steganographic system Rhoads, Geoffrey B.

5841978	US	07/27/1995	Network linking method using steganographically embedded data objects Rhoads, Geoffrey B.

5745604	US	03/15/1996	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

6122403	US	11/12/1996	Computer system linked by using information in data objects Rhoads, Geoffrey B.

6026193	US	10/16/1997	Video steganography Rhoads, Geoffrey B.

6122392C1	US	11/12/1997	Signal processing to hide plural-bit information in image, video, and audio data Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6324573	US	08/06/1998	Linking of computers using information steganographically embedded in data objects Rhoads, Geoffrey B.

6229924	US	08/21/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

6421070	US	10/01/1998	Smart images and image bookmarking for an internet browser Ramos, Daniel O.

7171016	US	11/05/1998	Method for monitoring internet dissemination of image, video and/or audio files Rhoads, Geoffrey B.

6681028	US	05/19/1999	Paper-based control of computer systems Rodriguez, Tony F.

6404898	US	06/24/1999	Method and system for encoding image and audio content Rhoads, Geoffrey B.

6496591	US	06/29/1999	Video copy-control with plural embedded signals Rhoads, Geoffrey B.

6400827	US	06/29/1999	Methods for hiding in-band digital data in images and video Rhoads, Geoffrey B.

6311214	US	06/29/1999	Linking of computers based on optical sensing of digital data Rhoads, Geoffrey B.

6343138	US	06/29/1999	Security documents with hidden digital data Rhoads, Geoffrey B.

6700990	US	09/29/1999	Digital watermark decoding method Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6879701	US	09/29/1999	Tile-based digital watermarking techniques Rhoads, Geoffrey B.

6408331	US	09/29/1999	Computer linking methods using encoded graphics Rhoads, Geoffrey B.

6307949	US	11/04/1999	Methods for optimizing watermark detection Rhoads, Geoffrey B.

6539095	US	11/17/1999	Audio watermarking to convey auxiliary control information, and media embodying same Rhoads, Geoffrey B.

6381341	US	11/17/1999	Watermark encoding method exploiting biases inherent in original signal Rhoads, Geoffrey B.

6363159	US	11/17/1999	Consumer audio appliance responsive to watermark data Rhoads, Geoffrey B.

6542618	US	11/17/1999	Methods for watermark decoding Rhoads, Geoffrey B.

6587821	US	11/17/1999	Methods for decoding watermark data from audio, and controlling audio devices in accordance therewith Rhoads, Geoffrey B.

6408082	US	11/30/1999	Watermark detection using a fourier mellin transform Rhoads, Geoffrey B.

6286036	US	12/15/1999	Audio- and graphics-based linking to internet Rhoads, Geoffrey B.

6560349	US	12/28/1999	Audio monitoring using steganographic information Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6813366	US	12/30/1999	Steganographic decoding with transform to spatial domain Rhoads, Geoffrey B.

7562392	US	12/30/1999	Methods of interacting with audio and ambient music Rhoads, Geoffrey B.

6330335	US	01/13/2000	Audio steganography Rhoads, Geoffrey B.

6983051	US	01/18/2000	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

6574350	US	02/03/2000	Digital watermarking employing both frail and robust watermarks Rhoads, Geoffrey B.

6289108	US	02/10/2000	Methods for detecting alteration of audio and images Rhoads, Geoffrey B.

6614914	US	02/14/2000	Watermark embedder and reader Rhoads, Geoffrey B.

6965682	US	02/15/2000	Data transmission by watermark proxy Davis, Bruce L.

6449379	US	02/29/2000	Video steganography methods avoiding introduction of fixed pattern noise Rhoads, Geoffrey B.

6266430	US	03/08/2000	Audio or video steganography Rhoads, Geoffrey B.

6353672	US	03/08/2000	Steganography using dynamic codes Rhoads, Geoffrey B.

6611607	US	03/15/2000	Integrating digital watermarks in multimedia content Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6516079	US	03/15/2000	Digital watermark screening and detecting strategies Rhoads, Geoffrey B.

6988202	US	03/17/2000	Pre-filteriing to increase watermark signal-to-noise ratio Rhoads, Geoffrey

09/538493	US	03/30/2000	Method for inserting and detecting watermarks in digital data Rhoads, Geoffrey B.

6775392	US	04/06/2000	Computer system linked by using information in data objects Rhoads, Geoffrey B.

6535617	US	04/19/2000	Removal of fixed pattern noise and other fixed patterns from media signals Hannigan, Brett T.

6590996	US	04/19/2000	Color adaptive watermarking Reed, Alastair M.

6553129	US	04/28/2000	Computer system linked by using information in data objects Rhoads, Geoffrey

6567533	US	04/27/2000	Method and apparatus for discerning image distortion by reference to encoded marker signals Rhoads, Geoffrey B.

6505160	US	05/02/2000	Connected audio and other media objects Levy, Kenneth L.

6424725	US	05/08/2000	Determining transformations of media signals with embedded code signals Rhoads, Geoffrey B.

6947571	US	05/15/2000	Cell phones with optical capabilities, and related applications Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6522769	US	05/18/2000	Reconfiguring a watermark detector Rhoads, Geoffrey B.

09/574726	US	05/18/2000	Method and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

6944298	US	05/31/2000	Steganographic encoding and decoding of auxiliary codes in media signals Rhoads, Geoffrey B.

6411725	US	06/20/2000	Watermark enabled video objects Rhoads, Geoffrey B.

6681029	US	07/06/2000	Decoding steganographic messages embedded in media signals Rhoads, Geoffrey B.

6535618	US	07/17/2000	Image capture device with steganographic data embedding Rhoads, Geoffrey B.

6385329	US	07/19/2000	Wavelet domain watermarks Sharma, Ravi K.

6542620	US	07/27/2000	Signal processing to hide plural-bit information in image, video, and audio data Rhoads, Geoffrey B.

6522770	US	08/01/2000	Management of documents and other objects using optical devices Seder, Phillip Andrew

6647128	US	09/07/2000	Method for monitoring internet dissemination of image, video, and/or audio files Rhoads, Geoffrey B.

7003731	US	10/17/2000	User control and activation of watermark enabled objects Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/697009	US	10/25/2000	Digitally marked objects and promotional methods Davis, Bruce L.

7261612	US	11/08/2000	Methods and systems for read-aloud books Hannigan, Brett T.

6442285	US	12/08/2000	Controlling operation of a device using a re-configurable watermark detector Rhoads, Geoffrey B.

6757406	US	01/10/2001	Steganographic image processing Rhoads, Geoffrey B.

6567535	US	01/10/2001	Steganographic system with changing operations Rhoads, Geoffrey B.

6430302	US	01/10/2001	Steganographically encoding a first image in accordance with a second image Rhoads, Geoffrey B.

7224995	US	01/10/2001	Data entry method and system Rhoads, Geoffrey B.

6760463	US	01/17/2001	Watermarking methods and media Rhoads, Geoffrey B.

6829368	US	01/24/2001	Establishing and interacting with on-line media collections using identifiers in media signals Meyer, Joel R.

6798894	US	02/06/2001	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

6580808	US	02/27/2001	Method and apparatus for discerning image distortion by reference to encoded marker signals Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7061510	US	03/05/2001	Geo-referencing of aerial imagery using embedded image identifiers and cross-referenced data sets Rhoads, Geoffrey B.

7051086	US	03/09/2001	Method of linking on-line data to printed documents Rhoads, Geoffrey B.

7209571	US	04/20/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

6590997	US	04/24/2001	Files and methods employing common information in both header and steganographic embedding Rhoads, Geoffrey B.

7024016	US	04/24/2001	Digital watermarking apparatus and methods Rhoads, Geoffrey B.

7185201	US	05/14/2001	Content identifiers triggering corresponding responses Rhoads, Geoffrey B.

6675146	US	05/31/2001	Audio steganography Rhoads, Geoffrey B.

7302574	US	06/21/2001	Content identifiers triggering corresponding responses through collaborative processing Conwell, William Y.

6542927	US	06/29/2001	Linking of computers based on steganographically embedded digital data Rhoads, Geoffrey B.

6560350	US	06/29/2001	Methods for detecting alteration of audio Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6721440	US	07/02/2001	Low visibility watermarks using an out-of-phase color Reed, Alastair M.

6959386	US	07/25/2001	Hiding encrypted messages in information carriers Rhoads, Geoffrey B.

6590998	US	08/01/2001	Network linking method using information embedded in data objects that have inherent noise Rhoads, Geoffrey B.

6763123	US	08/20/2001	Detection of out-of-phase low visibility watermarks Reed, Alastair M.

7058697	US	08/28/2001	Internet linking from image content Rhoads, Geoffrey B.

6718046	US	08/31/2001	Low visibility watermark using time decay fluorescence Reed, Alastair M.

6654887	US	09/25/2001	Steganography decoding methods employing error information Rhoads, Geoffrey B.

6950519	US	11/28/2001	Geographically watermarked imagery and methods Rhoads, Geoffrey B.

6738495	US	11/29/2001	Watermarking enhanced to withstand anticipated corruptions Rhoads, Geoffrey B.

7042470	US	10/23/2001	Using embedded steganographic identifiers in segmented areas of geographic images and characteristics corresponding to imagery data derived from aerial platforms Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6920232	US	10/22/2001	Watermark encoding using arbitrary features Rhoads, Geoffrey B.

7050603	US	12/13/2001	Watermark encoded video, and related methods Rhoads, Geoffrey B.

7289643	US	12/19/2001	Method, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

6519352	US	01/23/2002	Encoding and decoding in accordance with steganographically-conveyed data Rhoads, Geoffrey B.

7437430	US	03/06/2002	Network linking using index modulated on data Rhoads, Geoffrey B.

6654480	US	03/25/2002	Audio appliance and monitoring device responsive to watermark data Rhoads, Geoffrey B.

7054462	US	03/28/2002	Inferring object status based on detected watermark data Rhoads, Geoffrey B.

7111170	US	03/29/2002	Distributed system for responding to watermarked documents Hein, William

6804376	US	03/28/2002	Equipment employing watermark-based authentication function Rhoads, Geoffrey B.

7054463	US	03/28/2002	Data encoding using frail watermarks Rhoads, Geoffrey B.

6850626	US	03/28/2002	Methods employing multiple watermarks Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7095871	US	04/05/2002	Digital asset management and linking media signals with related data using watermarks Jones, Kevin C.

6917724	US	04/08/2002	Methods for opening file on computer via optical sensing Seder, Phillip Andrew

6694042	US	04/08/2002	Methods for determining contents of media Seder, Phillip Andrew

6694043	US	04/08/2002	Method of monitoring print data for text associated with a hyperlink Seder, Phillip Andrew

7653210	US	04/08/2002	Method for monitoring internet dissemination of image, video, and/or audio files Rhoads, Geoffrey B.

6567780	US	04/09/2002	Audio with hidden in-band digital data Rhoads, Geoffrey B.

6647129	US	05/08/2002	Method and system for encoding image and audio content Rhoads, Geoffrey B.

7171018	US	05/15/2002	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

7711564	US	06/27/2002	Connected audio and other media objects Levy, Kenneth L.

6647130	US	07/03/2002	Printable interfaces and digital linking with embedded codes Rhoads, Geoffrey B.

6704869	US	07/22/2002	Extracting digital watermarks using logarithmic sampling and symmetrical attributes Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6700995	US	07/30/2002	Applying digital watermarks using dot gain correction Reed, Alastair M.

6778682	US	07/31/2002	Redundantly embedding auxiliary data in source signals Rhoads, Geoffrey B.

6718047	US	08/07/2002	Watermark embedder and reader Rhoads, Geoffrey B.

6993152	US	08/12/2002	Hiding geo-location data through arrangement of objects Patterson, Philip R.

7113614	US	09/17/2002	Embedding auxiliary signals with multiple components into media signals Rhoads, Geoffrey B.

7054465	US	10/16/2002	Data hiding method and system for embedding and extracting information in signals Rhoads, Geoffrey B.

7224819	US	10/21/2002	Integrating digital watermarks in multimedia content Levy, Kenneth L.

7006661	US	10/21/2002	Digital watermarking systems and methods Miller, Marc D.

6768808	US	12/09/2002	Encoding and decoding methods in which decryption data is conveyed steganographically within audio or visual content Rhoads, Geoffrey B.

7319775	US	07/12/2001	Wavelet domain watermarks Sharma, Ravi K.

7158654	US	01/02/2003	Image processor and image processing method Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7333957	US	01/06/2003	Connected audio and other media objects Levy, Kenneth L.

7349552	US	01/06/2003	Connected audio and other media objects Levy, Kenneth L.

6744907	US	02/04/2003	Image capture methods and devices employing steganographic processing Rhoads, Geoffrey B.

6768809	US	02/04/2003	Digital watermark screening and detection strategies Rhoads, Geoffrey B.

7308110	US	02/26/2003	Methods for marking images Rhoads, Geoffrey B.

7499564	US	03/05/2003	Methods for decoding watermark data from audio, and controlling audio devices in accordance therewith Rhoads, Geoffrey B.

7181022	US	03/25/2003	Audio watermarking to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7003132	US	04/01/2003	Embedding hidden auxiliary code signals in media Rhoads, Geoffrey B.

7340076	US	04/16/2003	Digital watermarks for unmanned vehicle navigation Stach, John

7391880	US	07/03/2003	Color adaptive watermarking Reed, Alastair M.

6987862	US	07/11/2003	Video steganography Rhoads, Geoffrey B.

6975746	US	08/25/2003	Integrating digital watermarks in multimedia content Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/658808	US	09/08/2003	Method for increasing the functionality of a media player/recorder device or an application program Rhoads, Geoffrey B.

6882738	US	10/23/2003	Methods and tangible objects employing textured machine readable data Davis, Bruce L.

10/764430	US	01/23/2004	Paper products and physical objects as means to access and control a computer or to navigate over or act as a portal on a network Rhoads, Geoffrey B.

RE40919	US	01/27/2004	Methods for surveying dissemination of proprietary empirical data Inventor: Geoffrey B. Rhoads

7099492	US	02/13/2004	Method of steganographically embedding geo-location data in media Rhoads, Geoffrey B.

10/792400	US	03/02/2004	Printer driver separately applying watermark and information Rhoads, Geoffrey B.

10/797617	US	03/09/2004	Image processing using embedded registration data to determine and compensate for geometric transformation Rhoads, Geoffrey B.

6996252	US	04/05/2004	Low visibility watermark using time decay fluorescence Reed, Alastair M.

7062069	US	04/06/2004	Digital watermark embedding and decoding using encryption keys Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7035427	US	04/09/2004	Method and system for managing, accessing and paying for the use of copyrighted electronic media Rhoads, Geoffrey B.

7027614	US	04/12/2004	Hiding information to reduce or offset perceptible artifacts Reed, Alastair M.

7505605	US	04/13/2004	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

10/836094	US	04/29/2004	Fragile and emerging digital watermarks Reed, Alastair M.

7436976	US	05/11/2004	Digital watermarking systems and methods Levy, Kenneth L.

7184570	US	05/27/2004	Methods and systems for steganographic processing Rhoads, Geoffrey B.

7139408	US	09/28/2004	Transform domain watermarking of image signals Rhoads, Geoffrey B.

7537170	US	11/15/2004	Machine-readable security features for printed objects Reed, Alastair M.

7593576	US	12/03/2004	Systems and methods of managing audio and other media Meyer, Joel R.

7515733	US	01/19/2005	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

7685426	US	02/02/2005	Managing and indexing content on a network with image bookmarks and digital watermarks Ramos, Daniel O.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7164780	US	02/17/2005	Digital watermarking apparatus and methods Brundage, Trent J.

7177443	US	02/17/2005	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

7076084	US	04/13/2005	Methods and objects employing machine readable data Davis, Bruce L.

7321667	US	05/11/2005	Data hiding through arrangement of objects Stach, John

7174031	US	05/17/2005	Methods for using wireless phones having optical capabilities Rhoads, Geoffrey B.

7184572	US	06/03/2005	Using steganographic encoded information with maps Rhoads, Geoffrey B.

7738673	US	06/14/2005	Low visible digital watermarks Reed, Alastair M.

7248717	US	07/27/2005	Securing media content with steganographic encoding Rhoads, Geoffrey B.

11/198892	US	08/04/2005	Associating data with images in imaging systems Rhoads, Geoffrey B.

11/226847	US	09/13/2005	Steganographic encoding and decoding of auxiliary codes in media signals Rhoads, Geoffrey B.

11/231553	US	09/20/2005	Background watermark processing Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7502489	US	09/27/2005	Geographically watermarked imagery and methods Rhoads, Geoffrey B.

7567686	US	10/25/2005	Hiding and detecting messages in media signals Rhoads, Geoffrey B.

7461136	US	11/02/2005	Internet linking from audio and image content Rhoads, Geoffrey B.

7545951	US	11/14/2005	Data transmission by watermark or derived identifier proxy Davis, Bruce L.

7444392	US	11/23/2005	Registering with computer systems Rhoads, Geoffrey B.

7643649	US	12/13/2005	Integrating digital watermarks in multimedia content Davis, Bruce L.

7657058	US	12/13/2005	Watermark orientation signals conveying payload data Sharma, Ravi K.

7577273	US	12/22/2005	Steganographically encoded video, deriving or calculating identifiers from video, and related methods Rhoads, Geoffrey B.

7242790	US	12/22/2005	Video steganography Rhoads, Geoffrey B.

7536555	US	01/03/2006	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

7587602	US	01/11/2006	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7424132	US	02/21/2006	Embedding hidden auxiliary code signals in media Rhoads, Geoffrey B.

7454035	US	02/24/2006	Digital watermarking systems and methods Miller, Marc D.

7313251	US	04/25/2006	Method and system for managing and controlling electronic media Rhoads, Geoffrey B.

11/382453	US	05/09/2006	Embedding geo-location information in media Rhoads, Geoffrey B.

11/382850	US	05/11/2006	Digital media methods Rhoads, Geoffrey B.

11/382855	US	05/11/2006	Content protection arrangements Rhoads, Geoffrey B.

7266217	US	05/30/2006	Multiple watermarks in content Rhoads, Geoffrey B.

7369678	US	06/13/2006	Digital watermark and steganographic decoding Rhoads, Geoffrey B.

7305117	US	07/11/2006	Methods and tangible objects employing machine readable data Davis, Bruce L.

11/458639	US	07/19/2006	Methods for inserting and detecting watermarks in digital data Rhoads, Geoffrey B.

7650008	US	08/17/2006	Digital watermarking compressed video captured from aerial sensors Rhoads, Geoffrey B.

7372976	US	08/22/2006	Content indexing and searching using content identifiers and associated metadata Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/536487	US	09/28/2006	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

11/538368	US	10/03/2006	Providing travel-logs based on hidden geo-location metadata Rhoads, Geoffrey B.

11/562357	US	11/21/2006	Watermarking compressed data Rhoads, Geoffrey B.

11/613876	US	12/20/2006	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

11/619123	US	01/02/2007	Methods, systems, and sub-combinations useful in media identification Rhoads, Geoffrey B.

11/620993	US	01/08/2007	Visual content-based internet search methods and sub-combinations Rhoads, Geoffrey B.

11/620999	US	01/08/2007	Audio-based internet search methods and sub-combinations Rhoads, Geoffrey B.

7313253	US	01/10/2007	Methods and tangible objects employing machine readable data in photo-reactive materials Davis, Bruce L.

7330564	US	01/11/2007	Digital watermarking apparatus and methods Brundage, Trent J.

7486799	US	01/30/2007	Methods for monitoring audio and images on the internet Rhoads, Geoffrey B.

7466840	US	01/30/2007	Soft error decoding of steganographic data Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7702511	US	02/02/2007	Watermarking to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7406214	US	02/05/2007	Methods and devices employing optical sensors and/or steganography Rhoads, Geoffrey B.

11/671848	US	02/06/2007	Methods and devices employing content identifiers Rhoads, Geoffrey B.

7792325	US	02/06/2007	Methods and devices employing content identifiers Rhoads, Geoffrey B.

7359528	US	02/07/2007	Monitoring of video or audio based on in-band and out-of-band data Rhoads, Geoffrey B.

7433491	US	02/12/2007	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

11/676942	US	02/20/2007	Audio encoding to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7724919	US	02/23/2007	Methods and systems for steganographic processing Rhoads, Geoffrey B.

11/738973	US	04/23/2007	Fingerprinting of media signals Rhoads, Geoffrey B.

11/739614	US	04/24/2007	Authenticating metadata and embedding metadata in watermarks of media signals Rhoads, Geoffrey B.

11/746804	US	05/10/2007	Methods and systems employing digital content Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7565294	US	05/10/2007	Methods and systems employing digital content Rhoads, Geoffrey B.

7676059	US	05/22/2007	Video steganography or encoding Rhoads, Geoffrey B.

11/754126	US	05/25/2007	Gestural techniques with wireless mobile phone devices Rhoads, Geoffrey B.

7460726	US	05/29/2007	Integrating steganographic encoding in multimedia content Levy, Kenneth L.

7536034	US	05/31/2007	Gestural use of wireless mobile phone devices to signal to remote systems Rhoads, Geoffrey B.

7760905	US	05/31/2007	Wireless mobile phone with content processing Rhoads, Geoffrey B.

7415129	US	07/10/2007	Providing reports associated with video and audio content Rhoads, Geoffrey B.

7444000	US	07/23/2007	Content identification, and securing media content with steganographic encoding Rhoads, Geoffrey B.

11/847231	US	08/29/2007	Machine-readable features for objects Rodriguez, Tony F.

11/874054	US	10/17/2007	Associating objects with corresponding behaviors Rhoads, Geoffrey B.

7787653	US	10/22/2007	Methods for controlling rendering of images and video Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7545952	US	10/23/2007	Image or video display devices Brundage, Trent J.

11/877832	US	10/24/2007	Content protection arrangements Rhoads, Geoffrey B.

11/925261	US	10/26/2007	Audio encoding to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

11/925303	US	10/26/2007	Steganographic encoding and detecting for video signals Rhoads, Geoffrey B.

7548643	US	10/26/2007	Methods, objects and apparatus employing machine readable data Davis, Bruce L.

7590259	US	10/29/2007	Deriving attributes from images, audio or video to obtain metadata Levy, Kenneth L.

7805500	US	10/31/2007	Network linking methods and apparatus Rhoads, Geoffrey B.

11/932839	US	10/31/2007	Connected audio and other media objects Levy, Kenneth L.

11/945859	US	11/27/2007	Content identifiers Conwell, William Y.

7697719	US	12/20/2007	Methods for analyzing electronic media including video and audio Rhoads, Geoffrey B.

7711143	US	12/11/2007	Methods for marking images Rhoads, Geoffrey B.

12/014690	US	01/15/2008	Wavelet domain watermarks Sharma, Ravi K.

7532741	US	01/22/2008	Data hiding in media Stach, John

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/103513	US	04/15/2008	Apparatus and methods to process video or audio Rhoads, Geoffrey B.

7756290	US	05/06/2008	Detecting embedded signals in media content using coincidence metrics Rhoads, Geoffrey B.

7650009	US	05/07/2008	Controlling use of audio or image content Rhoads, Geoffrey B.

12/120150	US	05/13/2008	Content indexing and searching using content identifiers and associated metadata Rhoads, Geoffrey B.

12/143389	US	06/20/2008	Digital media methods Rhoads, Geoffrey B.

7693300	US	06/24/2008	Color image or video processing Reed, Alastair M.

7606390	US	08/14/2008	Processing data representing video and audio and methods and apparatus related thereto Rhoads, Geoffrey B.

7672477	US	09/09/2008	Detecting hidden auxiliary code signals in media Rhoads, Geoffrey B.

7747038	US	10/07/2008	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

7693965	US	10/14/2008	Analyzing audio, including analyzing streaming audio signals Rhoads, Geoffrey B.

12/251362	US	10/14/2008	Digital watermarking systems and methods Levy, Kenneth L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7564992	US	10/24/2008	Content identification through deriving identifiers from video, images and audio Rhoads, Geoffrey B.

12/259890	US	10/28/2008	Image sensors worn or attached on humans for imagery identification Rhoads, Geoffrey B.

7620253	US	11/17/2008	Steganographic systems and methods Miller, Marc D.

7650010	US	11/21/2008	Connected video and audio Levy, Kenneth L.

12/324422	US	11/26/2008	Internet linking from audio and image content Rhoads, Geoffrey B.

7602978	US	12/02/2008	Deriving multiple identifiers from multimedia content Levy, Kenneth L.

12/331227	US	12/09/2008	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

12/332654	US	12/11/2008	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

7751588	US	12/16/2008	Error processing of steganographic message signals Rhoads, Geoffrey B.

7751596	US	01/08/2009	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

12/397232	US	03/03/2009	Methods for managing content using intentional degradation and insertion of steganographic codes Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/401403	US	03/10/2009	Geographical encoding imagery and video Rhoads, Geoffrey B.

12/407487	US	03/19/2009	Methods and systems employing digital content Rhoads, Geoffrey B.

12/419800	US	04/07/2009	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

12/464679	US	05/12/2009	Arrangement of objects in images or graphics to convey a machine-readable signal Stach, John

12/468703	US	05/19/2009	Interactive systems and methods employing wireless mobile devices Rhoads, Geoffrey B.

12/468727	US	05/19/2009	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

12/471172	US	05/22/2009	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

12/477759	US	06/03/2009	Digital watermarking apparatus and methods Rhoads, Geoffrey B.

12/481438	US	06/09/2009	Data transmission by extracted or calculated identifying data Davis, Bruce L.

12/485666	US	06/16/2009	Methods, objects and apparatus employing machine readable data Davis, Bruce L.

12/494036	US	06/29/2009	Deriving or calculating identifiers from video signals Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/498930	US	07/07/2009	Portable audio appliance Rhoads, Geoffrey B.

12/506843	US	07/21/2009	Deriving identifying data from video and audio Rhoads, Geoffrey B.

12/506854	US	07/21/2009	Methods and systems employing digital content Rhoads, Geoffrey B.

12/510760	US	07/28/2009	Hiding and detecting messages in media signals Rhoads, Geoffrey B.

12/554722	US	09/04/2009	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

12/560177	US	09/15/2009	Methods and systems for steganographic processing Rhoads, Geoffrey B.

12/560186	US	09/15/2009	Embedding hidden auxiliary information in media Rhoads, Geoffrey B.

12/560223	US	09/15/2009	Connected audio and other media objects Levy, Kenneth L.

12/564776	US	09/22/2009	Systems and methods of managing audio and other media Meyer, Joel R.

12/577487	US	10/12/2009	Extracting multiple identifiers from audio and video content Levy, Kenneth L.

12/577964	US	10/13/2009	Hiding and detecting auxiliary data in media materials and signals Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/582408	US	10/20/2009	Processing data representing video and audio and methods related thereto Rhoads, Geoffrey B.

12/611004	US	11/02/2009	User feedback in connection with object recognition Rhoads, Geoffrey B.

12/620295	US	11/17/2009	Steganographic systems and methods Miller, Marc D.

12/652678	US	01/05/2010	Synchronizing rendering of multimedia content Davis, Bruce L.

12/761242	US	04/15/2010	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

AU2009200468	AU	02/06/2009	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

CA2174413	CA	11/16/1994	Steganographic methods and apparatuses Rhoads, Geoffrey B.

CA2218957	CA	05/07/1996	Steganography systems Rhoads, Geoffrey B.

CA2373208	CA	05/18/2000	Methods and systems for processing audio Rhoads, Geoffrey B.

CA2373511	CA	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

CA2422081	CA	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CH1003324	CH	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

CH1137251	CH	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

CH1372334	CH	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

DE69426787.2	DE	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

DE69432480.9	DE	11/16/1994	Steganographic system Rhoads, Geoffrey B.

DE69434237.8	DE	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

DE69435076.1	DE	11/16/1994	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

DE69620751.6	DE	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

DE69625626.6	DE	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

DE69629134.7	DE	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
DE69631806.7	DE	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

DE69637782.9	DE	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

DE69739209.0	DE	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

EP00936096.7	EP	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

EP01906702.4	EP	01/25/2001	Connected audio and other media objects Meyer, Joel R.

EP01988889.0	EP	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

EP04030490.9	EP	11/16/1994	Signal processing method Rhoads, Geoffrey B.

EP08100632.2	EP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

EP08104558.5	EP	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

EP08171782.9	EP	05/07/1996	A method of recognising content signals in a network of computing devices Rhoads, Geoffrey B.

ES2302888	ES	11/16/1994	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
ES2236999	ES	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

FI1049320	FI	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

FI0824821	FI	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

FR1003324	FR	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

FR1049320	FR	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

FR1137251	FR	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

FR1372334	FR	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

FR1389011	FR	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

FR0737387	FR	11/16/1994	Steganographic system Rhoads, Geoffrey B.

FR0824821	FR	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR1019868	FR	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

FR0959620	FR	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

FR0959621	FR	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

GB1003324	GB	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

GB1049320	GB	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

GB1137251	GB	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

GB1372334	GB	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

GB1389011	GB	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

GB0737387	GB	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

GB0824821	GB	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB1019868	GB	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

GB0959620	GB	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

GB0959621	GB	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

HK1026796	HK	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

HK1026968	HK	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

HK1030122	HK	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

HK05108893.6	HK	11/16/1994	Signal processing method Rhoads, Geoffrey B.

HK09102296.8	HK	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

IT1389011	IT	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

IT0824821	IT	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

JP3649731	JP	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP4068301	JP	08/24/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

JP2000-618895	JP	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

JP2000-618954	JP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

JP2001-549260	JP	12/21/2000	Digital watermarks as data proxies Davis, Bruce L.

JP2001-555365	JP	01/25/2001	Connected audio and other media objects Meyer, Joel R.

JP4205624	JP	04/08/2004	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

JP3949679	JP	07/30/2004	Steganographic system Rhoads, Geoffrey B.

JP2007-025998	JP	02/05/2007	Verification/authentication encoding method and apparatus Rhoads, Geoffrey B.

JP2007-124835	JP	05/09/2007	Steganographic system Rhoads, Geoffrey B.

JP4417979	JP	05/09/2007	Steganographic system Rhoads, Geoffrey B.

KR10-2001-7014758	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
KR10-0853951	KR	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

KR10-0840520	KR	12/21/2000	Digital watermarks as data proxies Davis, Bruce L.

KR10-0827215	KR	01/25/2001	Connected audio and other media objects Meyer, Joel R.

KR10-0799477	KR	01/25/2006	Connected audio and other media objects Meyer, Joel R.

KR10-0960232	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

KR10-2010-7007176	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

NL1003324	NL	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

NL1049320	NL	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

NL1137251	NL	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

NL1389011	NL	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
NL0737387	NL	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

NL0824821	NL	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

NL1019868	NL	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

NL0959621	NL	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

SE1049320	SE	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

SE0824821	SE	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

5832119C1	US	09/25/1995	Methods for controlling systems using control signals embedded in empirical data Rhoads, Geoffrey B.

5822436	US	04/25/1996	Photographic products and methods employing embedded information Rhoads, Geoffrey B.

5841886	US	12/04/1996	Security system for photographic identification Rhoads, Geoffrey B.

6111954	US	10/08/1998	Steganographic methods and media for photography Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6064737	US	10/13/1998	Anti-piracy system for wireless telephony Rhoads, Geoffrey B.

6546112	US	11/23/1998	Security document with steganographically-encoded authentication data Rhoads, Geoffrey B.

6278781	US	06/23/1999	Wireless telephony with steganography Rhoads, Geoffrey B.

6252963	US	11/03/1999	Method and system for preventing reproduction of documents Rhoads, Geoffrey B.

7522728	US	01/06/2000	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

6438231	US	08/17/2000	Emulsion film media employing steganography Rhoads, Geoffrey B.

6751320	US	06/14/2001	Method and system for preventing reproduction of professional photographs Rhoads, Geoffrey B.

7362781	US	08/07/2001	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

7116781	US	08/22/2001	Counteracting geometric distortions in watermarking Rhoads, Geoffrey B.

6968057	US	03/19/2002	Emulsion products and imagery employing steganography Rhoads, Geoffrey B.

7043052	US	06/04/2002	Digital authentication with analog documents Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7103197	US	07/16/2002	Arrangement for embedding subliminal data in imaging Rhoads, Geoffrey B.

7113596	US	09/10/2002	Embedding information related to a subject of an identification document in the identification document Rhoads, Geoffrey B.

10/286517	US	11/01/2002	Authentication using a digital watermark Rhoads, Geoffrey B.

6804378	US	02/12/2003	Methods and products employing biometrics and steganography Rhoads, Geoffrey B.

7016516	US	09/04/2003	Authentication of identification documents Rhoads, Geoffrey B.

7770013	US	09/04/2003	Digital authentication with digital and analog documents Rhoads, Geoffrey B.

7330563	US	05/09/2006	Documents, articles and authentication of documents and articles Rhoads, Geoffrey B.

7715446	US	02/02/2007	Wireless methods and devices employing plural-bit data derived from audio information Rhoads, Geoffrey B.

7349555	US	02/26/2007	Documents and apparatus to encode documents Rhoads, Geoffrey B.

7620200	US	10/29/2007	Authentication of identification documents Rhoads, Geoffrey B.

7724920	US	10/29/2007	Digital authentication with analog documents Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/941268	US	11/16/2007	Methods and systems responsive to features sensed from imagery or other data Rhoads, Geoffrey B.

12/106815	US	04/21/2008	Wireless methods using signature codes Rhoads, Geoffrey B.

12/620332	US	11/17/2009	Authentication of identification documents Rhoads, Geoffrey B.

CA2483419	CA	05/07/1996	Methods amd systems for processing digital media content Rhoads, Geoffrey B.

5721788	US	07/31/1992	Method and system for digital image signatures Powell, Robert D.

5809160	US	11/12/1997	Method for encoding auxiliary data within a source signal Powell, Robert D.

5930377	US	05/07/1998	Method for image encoding Powell, Robert D.

6072888	US	05/24/1999	Method for image encoding Powell, Robert D.

6628801	US	10/12/1999	Image marking with pixel modification Powell, Robert D.

6317505	US	11/03/1999	Image marking with error correction Powell, Robert D.

6137892	US	11/03/1999	Data hiding based on neighborhood attributes Powell, Robert D.

6307950	US	02/02/2000	Methods and systems for embedding data in images Powell, Robert D.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6301369	US	01/10/2001	Image marking to permit later identification Powell, Robert D.

6459803	US	04/11/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

6678392	US	07/25/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

6385330	US	08/28/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

7068811	US	03/27/2002	Protecting images with image markings Powell, Robert D.

6614915	US	06/13/2002	Image capture and marking Powell, Robert D.

7062070	US	10/21/2004	Image marking adapted to the image Powell, Robert D.

7136503	US	03/07/2005	Encoding hidden data Powell, Robert D.

7068812	US	03/07/2005	Decoding hidden data from imagery Powell, Robert D.

7412074	US	09/27/2006	Hiding codes in input data Powell, Robert D.

7280672	US	09/28/2006	Image data processing Powell, Robert D.

7593545	US	08/11/2008	Determining whether two or more creative works correspond Powell, Robert D.

12/564733	US	09/22/2009	Hiding codes in input data Powell, Robert D.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2101673	CA	07/30/1993	Method and system for digital image signatures Powell, Robert D.

CA2504316	CA	07/30/1993	Method and system for digital image signatures Powell, Robert D.

JP3837432	JP	05/09/2005	Processing method and system for secret mark of digital image Powell, Robert D.

JP4004528	JP	06/27/2006	Processing method and system for digital image signatures Powell, Robert D.

JP4009655	JP	06/27/2006	Processing method and system for password of digital image Powell, Robert D.

JP4444317	JP	08/09/2007	Method of processing digital image signature Powell, Robert D.

JP4485585	JP	08/13/2008	Processing method and system for digital image signature Powell, Robert D.

6449377	US	05/06/1998	Methods and systems for watermark processing of line art images Rhoads, Geoffrey B.

6345104	US	07/31/1998	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6580819	US	04/07/1999	Methods of producing security documents having digitally encoded data and documents employing same Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6285776	US	04/15/1999	Methods for identifying equipment used in counterfeiting Rhoads, Geoffrey B.

6724912	US	05/01/2000	Digital watermarking of physical objects Carr, J. Scott

6567534	US	07/27/2000	Methods and systems for watermark processing of line art images Rhoads, Geoffrey B.

6965873	US	10/04/2000	Electronic commerce using optical input device Rhoads, Geoffrey B.

6522771	US	01/16/2001	Processing scanned security documents notwithstanding corruptions such as rotation Rhoads, Geoffrey B.

6985600	US	03/15/2001	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

6771796	US	07/03/2001	Methods for identifying equipment used in counterfeiting Rhoads, Geoffrey B.

6804379	US	08/24/2001	Digital watermarks and postage Rhoads, Geoffrey B.

6750985	US	10/10/2001	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6754377	US	06/06/2002	Methods and systems for marking printed documents Rhoads, Geoffrey B.

6978036	US	06/10/2002	Tamper-resistant authentication techniques for identification documents Alattar, Adnan M.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7720249	US	10/18/2002	Watermark embedder and reader Rhoads, Geoffrey B.

7113615	US	02/13/2003	Watermark embedder and reader Rhoads, Geoffrey B.

7263203	US	03/03/2003	Digital watermarks Rhoads, Geoffrey B.

7286684	US	06/11/2003	Secure document design carrying auxiliary machine readable information Rhoads, Geoffrey B.

6959100	US	06/11/2003	Secure document design with machine readable, variable message encoded in a visible registration pattern Rhoads, Geoffrey B.

7760902	US	05/28/2004	Content objects with computer instructions steganographically encoded therein, and associated methods Rhoads, Geoffrey B.

7539325	US	06/01/2004	Documents and methods involving multiple watermarks Rhoads, Geoffrey B.

7130087	US	06/15/2004	Methods and apparatus to produce security documents Rhoads, Geoffrey B.

7136502	US	02/03/2005	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

7239734	US	12/19/2005	Authentication of identification documents and banknotes Alattar, Adnan M.

7602977	US	10/05/2006	Digital watermarks Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7602940	US	10/05/2006	Steganographic data hiding using a device clock Rhoads, Geoffrey B.

7418111	US	10/24/2006	Methods and apparatus to process media Rhoads, Geoffrey B.

7778437	US	11/08/2006	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

7570784	US	07/03/2007	Identification and protection of security documents Alattar, Adnan M.

7796826	US	08/28/2007	Digital watermarks Rhoads, Geoffrey B.

7555139	US	10/23/2007	Secure documents with hidden signals, and related methods and systems Rhoads, Geoffrey B.

7720255	US	08/26/2008	Methods and apparatus to process video and audio media Rhoads, Geoffrey B.

12/493983	US	06/29/2009	Security document carrying machine readable pattern Rhoads, Geoffrey B.

12/534381	US	08/03/2009	Identification and protection of video Alattar, Adnan M.

12/575150	US	10/07/2009	Signal processing of audio and video data, including deriving identifying information Rhoads, Geoffrey B.

12/575168	US	10/07/2009	Digital watermarks Rhoads, Geoffrey B.

12/689898	US	01/19/2010	Methods and arrangements for composing information-carrying artwork Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
AU761566	AU	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

CA2326565	CA	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

CA2338618	CA	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

CN200710148561.6	CN	06/24/1999	Digital watermarking and methods for security documents Rhoads, Geoffrey B.

CNZL99808918.4	CN	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

EP99931962.7	EP	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

GB2353168	GB	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

GB2375254	GB	04/14/1999	Marking documents with machine-readable data and watermarks Rhoads, Geoffrey B.

HK1031013	HK	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

HK1077147	HK	06/24/1999	Digital watermarking and methods for security documents Rhoads, Geoffrey B.

IN225457	IN	06/24/1999	A substrate having a background pattern formed over at least a portion thereof and security documents formed thereon Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP4071261	JP	05/09/2006	Method and system using digital watermark Rhoads, Geoffrey B.

JP2007-303525	JP	11/22/2007	Method and system using digital watermark Rhoads, Geoffrey B.

SG78503	SG	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

ZA20010615	ZA	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6427020	US	04/15/1999	Methods and devices for recognizing banknotes and responding accordingly Rhoads, Geoffrey B.

6636615	US	11/03/1999	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6332031	US	07/14/2000	Multiple watermarking techniques for documents and other data Rhoads, Geoffrey

6744906	US	12/07/2001	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6728390	US	12/07/2001	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6922480	US	07/29/2002	Methods for encoding security documents Rhoads, Geoffrey B.

7171020	US	11/26/2003	Method for utilizing fragile watermark for enhanced security Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7499566	US	07/22/2005	Methods for steganographic encoding media Rhoads, Geoffrey B.

11/553406	US	10/26/2006	Methods for steganographic encoding media Rhoads, Geoffrey B.

7400743	US	01/10/2007	Methods to evaluate images, video and documents Rhoads, Geoffrey B.

11/621905	US	01/10/2007	Apparatus to process images, video and objects Rhoads, Geoffrey B.

12/397073	US	03/03/2009	Methods for extracting identifying information from video and audio content Rhoads, Geoffrey B.

AU747372	AU	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

CA2318564	CA	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

CA2666703	CA	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey B.

DE69937044.2	DE	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

FR1050005	FR	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

GB1050005	GB	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

HK1032464	HK	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6442284	US	04/30/1999	Watermark detection utilizing regions with higher probability of success Gustafson, Ammon

7013021	US	08/31/2001	Watermark detection utilizing regions with higher probability of success Sharma, Ravi K.

7574014	US	02/07/2006	Digital watermark detection utilizing host carrier information Sharma, Ravi K.

12/539093	US	08/11/2009	Signal processing utilizing host carrier information Sharma, Ravi K.

7269734	US	02/20/1998	Invisible digital watermarks Johnson, Andrew

11/695523	US	04/02/2007	Digital watermark systems and methods Johnson, Andrew

11/877486	US	10/23/2007	Digital watermark systems and methods Johnson, Andrew

11/940017	US	11/14/2007	Digital watermark systems and methods Johnson, Andrew

AU741906	AU	02/20/1998	Invisible digital watermarks Johnson, Andrew

6549638	US	11/03/1998	Methods for evidencing illicit use of a computer system or device Davis, Bruce L.

6674886	US	10/28/1999	Method and system for recognizing security documents Davis, Bruce L.

6389151	US	11/18/1999	Printing and validation of self validating security documents Carr, Jonathan Scott

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6970573	US	11/09/2001	Self validating security documents utilizing watermarks Carr, Jonathan Scott

10/326575	US	12/20/2002	Personal document authentication system using watermarking Rhoads, Geoffrey B.

7269275	US	11/23/2005	Physical objects and validation of physical objects Carr, J. Scott

7639837	US	01/23/2007	Identification documents and authentication of such documents Carr, Scott J.

DE69923781.5	DE	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

DE69937972.5	DE	11/13/1999	Photographic identification document Carr, Jonathan, Scott

FR1484710	FR	11/13/1999	Photographic identification document Carr, Jonathan, Scott

FR1131769	FR	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

GB1484710	GB	11/13/1999	Photographic identification document Carr, Jonathan, Scott

GB1131769	GB	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

7044395	US	11/30/1999	Embedding and reading imperceptible codes on objects Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6804377	US	04/02/2002	Detecting information hidden out-of-phase in color channels Reed, Alastair M.

6891959	US	04/02/2002	Hiding information out-of-phase in color channels Reed, Alastair M.

6912295	US	04/02/2002	Enhancing embedding of out-of-phase signals Reed, Alastair M.

6869023	US	06/14/2002	Linking documents through digital watermarking Hawes, Jonathan L.

7152786	US	04/22/2004	Identification document including embedded data Brundage, Trent J.

11/082182	US	03/15/2005	Associating media through steganography Hawes, Jonathan L.

11/383684	US	05/16/2006	Embedding and reading codes on objects Davis, Bruce L.

11/613088	US	12/19/2006	Authentication methods and systems including embedded auxiliary data Brundage, Trent J.

EP02744779.6	EP	07/01/2002	Hiding information out-of-phase in color channels Reed, Alastair M.

6608919	US	02/29/2000	Method and apparatus for encoding paper with information Alattar, Adnan M.

7050201	US	08/14/2003	Method and apparatus for encoding paper with information Alattar, Adnan M.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7427334	US	05/22/2006	Method and apparatus for encoding substrates with information Alattar, Adnan M.

12/236307	US	09/23/2008	Processes for encoding substrates with information and related substrates Alattar, Adnan M.

09/531076	US	03/18/2000	System for linking from objects to remote resources Rhoads, Geoffey B.

7206820	US	04/12/2000	System for linking from object to remote resource Rhoads, Geoffrey B.

11/735292	US	04/13/2007	Methods and systems useful in linking from objects to remote resources Rhoads, Geoffrey B.

11/867480	US	10/04/2007	Methods for linking from objects to remote resources Rhoads, Geoffrey B.

11/924914	US	10/26/2007	Systems and methods for processing content objects Ramos, Daniel O.

12/273343	US	11/18/2008	Method for enhancing content using persistent content identification Ramos, Daniel O.

EP01909242.8	EP	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

HK03101649.0	HK	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

JP2001-560828	JP	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
KR10-0799090	KR	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

KR10-0878338	KR	06/26/2007	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

KR10-0920320	KR	08/25/2008	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

7164413	US	08/06/2004	Enhanced input peripheral Davis, Bruce L.

6714683	US	08/24/2000	Wavelet based feature modulation watermarks and related applications Tian, Jun

6683966	US	10/11/2000	Watermarking recursive hashes into frequency domain regions Tian, Jun

7181042	US	10/09/2003	Digital authentication with digital and analog documents Tian, Jun

11/675505	US	02/15/2007	Digital authentication with digital and analog documents Tian, Jun

6763122	US	10/23/2000	Watermarking an image in color plane separations and detecting such watermarks Rodriguez, Tony

6973197	US	05/22/2002	Watermarking with separate application of the grid and payload signals Miller, Marc

7039214	US	06/14/2002	Embedding watermark components during separate printing stages Miller, Marc D.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7346776	US	12/06/2000	Authenticating media signals by adjusting frequency characteristics to reference values Levy, Kenneth L.

6961444	US	09/10/2001	Time and object based masking for video watermarking Levy, Kenneth L.

7197164	US	11/01/2005	Time-varying video watermark Levy, Kenneth L.

12/050820	US	03/18/2008	Watermarking a media signal by adjusting frequency domain values and adapting to the media signal Levy, Kenneth L.

6631198	US	06/19/2000	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

6633654	US	12/13/2000	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

7088844	US	10/10/2003	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

7483547	US	08/02/2006	Perceptual modeling of media signals for data hiding Hannigan, Brett T.

12/360549	US	01/27/2009	Perceptual modeling of media signals for data hiding Hannigan, Brett T.

6788800	US	07/25/2000	Authenticating objects using embedded data Carr, J. Scott

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6823075	US	02/02/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

AU277147	AU	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

EP01954933.6	EP	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

JP2002-514649	JP	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

7298864	US	02/15/2001	Digital watermarks as a gateway and control mechanism Jones, Kevin C.

11/943361	US	11/20/2007	Digital watermarks as a gateway and control mechanism Jones, Kevin C.

7111168	US	02/21/2001	Digital watermarking systems Lofgren, Neil

7142691	US	03/16/2001	Watermark embedding functions in rendering description files Levy, Kenneth L.

10/028751	US	12/21/2001	Watermark systems for media Levy, Kenneth L.

7123740	US	12/21/2001	Watermark systems and methods Mckinley, Tyler J.

7412072	US	07/10/2002	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/973934	US	10/25/2004	Digital watermarking apparatus and methods Hannigan, Brett T.

11/530391	US	09/08/2006	Systems and methods facilitating communication with remote computers Seder, Phillip Andrew

11/548167	US	10/10/2006	Watermark systems and methods Mckinley, Tyler J.

11/564225	US	11/28/2006	Watermark embedding functions adapted for transmission channels Levy, Kenneth L.

12/116633	US	05/07/2008	Systems and methods facilitating communication with remote computers Lofgren, Neil E.

7778442	US	08/11/2008	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

12/331129	US	12/09/2008	Media methods and systems Levy, Kenneth L.

AU277047	AU	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

CA2416530	CA	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

DE60127689	DE	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

EP07004478.9	EP	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

FR1311973	FR	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

GB1311973	GB	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2002-514579	JP	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

KR10-0865249	KR	01/20/2003	Using embedded data with file sharing Levy, Kenneth L.

7020303	US	03/16/2001	Feature-based watermarks and watermark detection strategies Levy, Kenneth L.

7305104	US	11/17/2004	Authentication of identification documents using digital watermarks Carr, J. Scott

7424131	US	02/03/2005	Authentication of physical and electronic media objects using digital watermarks Alattar, Adnan M.

7508955	US	10/26/2007	Authentication of objects using steganography Carr, J. Scott

12/207211	US	09/09/2008	Authentication of physical and electronic media objects using digital watermarks Alattar, Adnan M.

12/406802	US	03/18/2009	Steganographic encoding methods and apparatus Carr, J. Scott

6694041	US	10/11/2000	Halftone watermarking and related applications Brunk, Hugh L.

6760464	US	04/20/2001	Halftone watermarking and related applications Brunk, Hugh L.

7020349	US	02/17/2004	Halftone watermarking and related applications Brunk, Hugh L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6993154	US	05/28/2004	Measuring digital watermark strength using error correction coding metrics Brunk, Hugh L.

7098931	US	05/15/2001	Image management system and methods using digital watermarks Patterson, Phillip R.

6664976	US	03/13/2002	Image management system and methods using digital watermarks Lofgren, Neil E.

6483927	US	06/28/2001	Synchronizing readers of hidden auxiliary data in quantization-based data hiding schemes Brunk, Hugh L.

6580809	US	03/22/2002	Quantization-based data hiding employing calibration and locally adaptive quantization Stach, John

7076082	US	11/18/2002	Media signal filtering for use in digital watermark reading Sharma, Ravi K.

7454033	US	03/22/2002	Quantization-based data hiding employing calibration and locally adaptive quantization Stach, John

7376242	US	12/19/2003	Quantization-based data embedding in mapped data Bradley, Brett A.

7391881	US	07/11/2006	Curve fitting for synchronizing readers of hidden auxiliary data Sharma, Ravi K.

7769202	US	05/20/2008	Quantization-based data embedding in mapped data Bradley, Brett A.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/273423	US	11/18/2008	Signal embedding and detection using circular structures in a transform domain of a media signal Stach, John

6608911	US	08/06/2001	Digitally watermaking holograms for use with smart cards Lofgren, Neil

6782115	US	10/28/2002	Watermark holograms Decker, Stephen K.

6882737	US	06/18/2003	Digitally watermarking holograms for identity documents Lofgren, Neil E.

11/090968	US	03/23/2005	Digitally watermarking holograms Decker, Stephen K.

09/952475	US	09/11/2001	Content sensitive connected content Levy, Kenneth L.

7248715	US	09/20/2001	Digitally watermarking physical media Levy, Kenneth L.

6320680	US	06/18/1998	Stochastic scanning documents to change moire effects Rhoads, Geoffrey B.

6631015	US	08/15/2001	Stochastic scanning documents to change moire effects Rhoads, Geoffrey B.

7656565	US	10/03/2003	Exploiting random motion during scanning to yield improved image Rhoads, Geoffrey B.

12/694518	US	01/27/2010

7246239	US	08/23/2001	Digital watermarks for checking authenticity of printed objects Rodriguez, Tony F.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7277468	US	09/10/2001	Measuring quality of service of broadcast multimedia signals using digital watermark analyses Tian, Jun

7607016	US	10/26/2001	Including a metric in a digital watermark for media authentication Brunk, Hugh L.

11/779061	US	07/17/2007	Digital watermarks for checking authenticity of printed objects Rodriguez, Tony F.

7656930	US	10/02/2007	Assessing quality of service using digital watermark information Tian, Jun

12/582398	US	10/20/2009	Benchmarks for digital watermarking Brunk, Hugh L.

JP4199540	JP	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

JP4187749	JP	03/24/2006	Halftone watermarking and related applications Brunk, Hugh L.

7756892	US	09/11/2001	Using embedded data with file sharing Levy, Kenneth L.

11/925594	US	10/26/2007	Using object identifiers with content distribution Levy, Kenneth L.

6366680	US	11/22/1999	Adjusting an electronic camera to acquire a watermarked image Brunk, Hugh

6546116	US	11/13/2001	Adjusting an electronic camera to acquire an image Brunk, Hugh

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7266704	US	04/18/2002	User-friendly rights management systems and methods Levy, Kenneth L.

7587601	US	06/14/2005	Digital watermarking methods and apparatus for use with audio and video content Levy, Kenneth L.

11/208441	US	08/19/2005	Rights management systems and methods using digital watermarking Levy

11/847914	US	08/30/2007	Rights management system and methods Levy, Kenneth L.

11/865557	US	10/01/2007	Rights management systems and methods using content identifiers Levy, Kenneth L.

6965683	US	12/20/2001	Routing networks for use with watermark systems Hein, Iii, William C.

7369676	US	11/15/2005	Routing networks for use with content linking systems Hein, Iii, William C.

7747037	US	05/06/2008	Routing networks for use with content linking systems Hein, Iii, William C.

6975744	US	12/20/2001	Detection of multiple watermarks and improved watermark calibration signals Sharma, Ravi K.

7389420	US	10/18/2001	Content authentication and recovery using digital watermarks Tian, Jun

12/138198	US	06/12/2008	Content authentication and recovery using digital watermarks Tian, Jun

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6993150	US	01/17/2002	Halftone primitive watermarking and related applications Haynes, Mark E.

10/053488	US	11/02/2001	Parallel processing of digital watermarking operations Mckinley, Tyler J.

11/371374	US	03/07/2006	Batch identifier registration and embedding in media signals Mckinley, Tyler J.

6993149	US	09/25/2001	Embedding digital watermarks in spot colors Brunk, Hugh L.

6763124	US	02/11/2002	Embedding digital watermarks in spot colors Alattar, Osama M.

10/122141	US	04/12/2002	Watermark systems and methods Anglin, Hugh W.

7046819	US	04/24/2002	Encoded reference signal for digital watermarks Sharma, Ravi K.

7489801	US	05/16/2006	Encoding and decoding signals for digital watermarking Sharma, Ravi K.

7706570	US	02/09/2009	Encoding and decoding auxiliary signals Sharma, Ravi K.

12/768519	US	04/27/2010

7502759	US	05/02/2002	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/400476	US	03/09/2009	Methods and related toy and game applications using encoded information Hannigan, Brett T.

10/172733	US	06/13/2002	Watermarking to set video usage permissions Davis, Bruce L.

7263202	US	06/13/2002	Watermarking to control video recording Davis, Bruce L.

10/172735	US	06/13/2002	Watermarking and electronic program guides Davis, Bruce L.

7697718	US	07/10/2007	Methods employing topical subject criteria in video processing Davis, Bruce L.

7778441	US	07/10/2007	Methods employing topical subject criteria in video processing Davis, Bruce L.

12/758616	US	04/10/2010	Methods employing stored preference data to identify video of interest to a cosumer Davis, Bruce L.

6442283	US	01/11/1999	Multimedia data embedding Tewfik, Ahmed

6751337	US	08/26/2002	Digital watermark detecting with weighting functions Tewfik, Ahmed

7454034	US	06/15/2004	Digital watermarking of tonal and non-tonal components of media signals Tewfik, Ahmed

12/273479	US	11/18/2008	Multimedia data embedding and decoding Tewfik, Ahmed

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7151854	US	09/05/2002	Pattern recognition of objects in image streams Shen, Lance Lixin

7684623	US	12/19/2006	Pattern recognition of objects in image streams Shen, Lance Lixin

7027612	US	09/11/2002	Marking physical objects and related systems and methods Patterson, Philip R.

10/275197	US	04/30/2001	Digital watermarking systems Sharma, Ravi K

7577841	US	11/19/2002	Watermark placement in watermarking of time varying media signals Celik, Mehmet U.

7187780	US	12/13/2002	Image processing methods using reversible watermarking Tian, Jun

7515730	US	12/13/2002	Progressive image quality control using watermarking Tian, Jun

10/435612	US	05/08/2003	Transforming data files into logical storage units for auxiliary data through reversible watermarks Lofgren, Neil E.

7542587	US	03/06/2007	Content processing methods using reversible watermarking Tian, Jun

12/419830	US	04/07/2009	Progressive image quality control using watermarking Tian, Jun

12/476844	US	06/02/2009	Content processing methods using reversible watermarking Tian, Jun

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7561714	US	12/12/2002	Reversible watermarking Tian, Jun

7006662	US	05/08/2003	Reversible watermarking using expansion, rate control and iterative embedding Alattar, Adnan M.

7599518	US	02/28/2006	Reversible watermarking using expansion, rate control and iterative embedding Alattar, Adnan M.

12/574626	US	10/06/2009

7231061	US	01/21/2003	Adaptive prediction filtering for digital watermarking Bradley, Brett A.

7688996	US	06/12/2007	Adaptive prediction filtering for digital watermarking Bradley, Brett A.

12/750579	US	03/30/2010	Adaptive prediction filtering for encoding/decoding digital signals in media content Bradley, Brett A.

7020304	US	01/22/2003	Digital watermarking and fingerprinting including synchronization, layering, version control, and compressed embedding Alattar, Adnan M.

11/389560	US	03/23/2006	Digital watermarking and fingerprinting including synchronization, layering, version control, and compressed embedding Alattar

6512837	US	10/11/2000	Watermarks carrying content dependent signal metrics for detecting and characterizing signal alteration Ahmed, Farid

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6771797	US	01/27/2003	Watermarks carrying content dependent signal metrics for detecting and characterizing signal alteration Ahmed, Farid

7065228	US	10/31/2002	Injection molding process including digital watermarking and articles manufactured from injection molding process Brundage, Trent J.

7162052	US	02/05/2003	Steganographically encoding specular surfaces Brundage, Trent J.

7403633	US	01/09/2007	Steganographically encoding metallic, shiny or specular surfaces Brundage, Trent J.

7760906	US	07/22/2008	Steganographic encoding Brundage, Trent J.

7254249	US	02/20/2003	Embedding location data in video Rhoads, Geoffrey B.

11/835142	US	08/07/2007	embedding location data in video Rhoads, Geoffrey B.

7502937	US	03/04/2003	Digital watermarking security systems Mckinley, Tyler J.

12/401394	US	03/10/2009	Decoding information to allow access to computerized systems Mckinley, Tyler J.

10/423489	US	04/25/2003	Image management system and methods using digital watermarks Rhoads, Geoffrey B.

7197160	US	04/25/2003	Geographic information systems using digital watermarks Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7502490	US	10/04/2006	Geographic information systems using digital watermarks Rhoads, Geoffrey B.

12/401412	US	03/10/2009	Systems and methods using identifying data derived or extracted from video, audio or images Rhoads, Geoffrey B.

6577746	US	12/28/1999	Watermark-based object linking and embedding Evans, Douglas B.

6917691	US	05/29/2003	Substituting information based on watermark-enable linking Evans, Douglas B.

7209573	US	06/03/2005	Substituting images in copies based on digital watermarks Evans, Douglas B.

7362879	US	04/24/2007	Substituting objects based on steganographic encoding Evans, Douglas B.

7773770	US	04/22/2008	Substituting or replacing components in media objects based on steganographic encoding Evans, Douglas B.

7519819	US	05/29/2002	Layered security in digital watermarking Bradley, Brett Alan

10/449827	US	05/29/2003	Layered security in digital watermarking Brett T. Hannigan

12/422715	US	04/13/2009	Layered security in digital watermarking Bradley, Brett Alan

6594373	US	07/19/2000	Multi-carrier watermarks using carrier signals modulated with auxiliary messages Gustafson, Ammon E.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6915002	US	07/14/2003	Multi-carrier watermarks using carrier signals modulated with auxiliary messages Gustafson, Ammon E.

7567721	US	08/06/2003	Digital watermarking of low bit rate video Alattar, Adnan M.

12/510983	US	07/28/2009	Digital watermarking of low bit rate video Alattar, Adnan M.

7152021	US	08/06/2003	Computing distortion of media signals embedded data with repetitive structure and log-polar mapping Alattar, Adnan M.

7529647	US	12/19/2006	Computing distortion of media signals using embedded data with repetitive structure and log-polar mapping Alattar, Adnan M.

11/622373	US	01/11/2007	Methods utilizing steganography Carr, Scott J.

6625297	US	02/10/2000	Self-orienting watermarks Bradley, Brett A.

6993153	US	09/23/2003	Self-orienting watermarks Bradley, Brett A.

10/686547	US	10/14/2003	Digital watermarking for identification documents Carr, J. Scott

11/527361	US	09/25/2006	Identification document and related methods Brundage, Trent J.

11/877463	US	10/23/2007	Detecting media areas likely of hosting watermarks Brundage, Trent J.

6650761	US	06/29/1999	Watermarked business cards and methods Rodriguez, Tony F.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7377421	US	04/02/2004	Methods and systems for interacting with printed articles, such as posters Rhoads, Geoffrey B.

11/058917	US	02/15/2005	Collateral data combined with user characteristics to select web site Rhoads, Geoffrey B.

7628320	US	05/23/2008	Methods and systems for interacting with physical objects Rhoads, Geoffrey B.

12/633646	US	12/08/2009	Methods and systems for interacting with physical objects Rhoads, Geoffrey B.

10/723181	US	11/26/2003	Automated methods for distinguishing copies from original printed objects Rodriguez, Tony F.

7763179	US	12/19/2003	Color laser engraving and digital watermarking Levy, Kenneth L.

6674876	US	09/14/2000	Watermarking in the time-frequency domain Hannigan, Brett T.

7330562	US	01/05/2004	Watermarking in the time-frequency domain Hannigan, Brett T.

7711144	US	02/12/2008	Watermarking employing the time-frequency domain Hannigan, Brett T.

12/773536	US	05/04/2010	Signal hiding employing feature modification Hannigan, Brett T.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/794395	US	03/05/2004	Camera, camera accessories for reading digital watermarks, digital watermarking method and systems, and embedding digital watermarks with metallic inks Brundage, Trent J.

EP04718025.2	EP	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

JP2006-509158	JP	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

7606790	US	03/03/2004	Integrating and enhancing searching of media content and biometric databases Levy, Kenneth L.

12/582572	US	10/20/2009	Integrating and enhancing searching of media content and biometric databases Levy, Kenneth L.

7352878	US	04/15/2004	Human perceptual model applied to rendering of watermarked signals Reed, Alastair M.

12/057745	US	03/28/2008	Perceptability model applied to watermark signals Reed, Alastair M.

6724914	US	10/16/2001	Progressive watermark decoding on a distributed computing platform Brundage, Trent J.

7227972	US	04/20/2004	Progressive watermark decoding on a distributed computing platform Brundage, Trent J.

7676060	US	06/05/2007	Distributed content identification Brundage, Trent J.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/720555	US	03/09/2010	Distributed decoding of digitally encoded media signals Brundage, Trent J.

6766102	US	09/20/1999	Methods for reading watermarks in unknown data types, and dvd drives with such functionality Rhoads, Geoffrey B.

10/841970	US	05/06/2004	Methods for reading watermarks in unknown data types, and dvd drives with such functionality Inventor: Geoffrey B. Rhoads

7392394	US	06/10/2004	Digital watermarking with variable orientation and protocols Levy, Kenneth L.

12/145373	US	06/24/2008	Digital watermarking with variable orientation and protocols Levy, Kenneth L.

10/871349	US	06/17/2004	Watermarking electronic text documents Alattar, Adnan M.

7570781	US	07/07/2004	Embedded data in gaming objects for authentication and association of behavior information Rhoads, Geoffrey B.

12/534539	US	08/03/2009	Interactive gaming objects Rhoads, Geoffrey B.

7213757	US	09/13/2004	Emerging security features for identification documents Jones, Robert L.

7427030	US	05/08/2007	Security features for objects and method regarding same Jones, Robert L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7762468	US	09/22/2008	Readers to analyze security features on objects Jones, Robert L.

7443537	US	09/29/2004	Methods and apparatuses for printer recalibration Reed, Alastair M.

12/105647	US	04/18/2008	Methods and apparatuses for printer calibration Reed, Alastair M.

12/259720	US	10/28/2008	Methods and apparatuses for printer calibration Reed, Alastair M.

7480393	US	12/10/2004	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

12/356489	US	01/20/2009	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

11/051502	US	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through dgital watermarking Rodriguez, Tony F.

11/672330	US	02/07/2007	Digital watermarking methods, systems and apparatus Rodriguez, Tony F.

7616777	US	02/07/2007	Digital watermarking methods, systems and apparatus Rodriguez, Tony F.

12/564754	US	09/22/2009	Watermarking methods, systems and apparatus Inventors: Tony F. Rodriguez

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/082179	US	03/15/2005	Watermark payload encryption methods and systems Sharma, Ravi K.

11/084689	US	03/17/2005	Digital watermarking for workflow Levy, Kenneth L.

7370190	US	04/06/2005	Data processing systems and methods with enhanced bios functionality Calhoon, Sean

12/115341	US	05/05/2008	Data processing systems and methods Calhoon, Sean

6899475	US	01/30/2002	Watermarking a page description language file Walton, Scott E

11/142827	US	05/31/2005	Watermarking a page description language file Walton, Scott E

7450734	US	06/13/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

11/152685	US	06/13/2005	Metadata management and generation using digital watermarks Rodriguez

12/211620	US	09/16/2008	Internet and database searching with handheld devices Rodriguez, Tony F.

JP2007-518107	JP	06/13/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6952485	US	09/11/2000	Watermark encoding and decoding in imaging devices and imaging device interfaces Davidson, Clayton L.

7657057	US	10/04/2005	Watermark encoding and decoding Davidson, Clayton L.

12/698651	US	02/02/2010	Watermark decoding from streaming media Davidson, Clayton L.

11/244907	US	10/05/2005	Linking from paper invoices and statements to on-line resources Brundage, Trent J.

6970886	US	05/25/2000	Consumer driven methods for associating content indentifiers with related web addresses Conwell, William Y.

11/286134	US	11/23/2005	Consumer driven methods for associating content identifiers with related web addresses Conwell, William Y.

7043048	US	06/01/2000	Capturing and encoding unique user attributes in media signals Ellingson, Eric E.

7769208	US	05/08/2006	Capturing and encoding unique user attributes in media signals Ellingson, Eric E.

7072487	US	01/26/2001	Watermark detection using adaptive color projections Reed, Allister

11/427265	US	06/28/2006	Digital watermark detection using predetermined color projections Reed, Allister

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7249257	US	04/10/2001	Digitally watermarked maps and signs and related navigational tools Brundage, Trent J.

11/537965	US	10/02/2006	Digital watermarked imagery, video, maps and signs Brundage, Trent

7506169	US	07/23/2007	Digital watermarking maps and signs, and related navigational tools Brundage, Trent J.

12/405937	US	03/17/2009	Handheld devices and methods for extracting data Brundage,Trent

7194106	US	04/03/2003	Creating electronic forms through digital watermarking Brundage, Trent J.

7738658	US	03/20/2007	Electronic forms including digital watermarking Brundage, Trent J.

12/814138	US	06/11/2010	Electronic forms using indicia, sometimes hidden indicia Brundage, Trent J.

7218751	US	06/29/2001	Generating super resolution digital images Reed, Alastair M.

11/748851	US	05/15/2007	Methods for generating enhanced digital images Reed, Alastair M.

7346184	US	05/02/2000	Processing methods combining multiple frames of image data Carr, J. Scott

12/050000	US	03/17/2008	Methods combining multiple frames of image data Carr, J. Scott

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7508944	US	06/02/2000	Using classification techniques in digital watermarking Brunk, Hugh L.

12/408529	US	03/20/2009	Using classification techniques in digital watermarking Brunk, Hugh L.

7657064	US	09/26/2000	Methods of processing text found in images Conwell, William Y.

12/691608	US	01/21/2010	Method and systems for processing text found in images Conwell, William Y.

CA2502232	CA	10/14/2003	Identification document and related methods Brundage, Trent J.

EP03779118.3	EP	10/14/2003	Identification document and related methods Brundage, Trent J.

HK06100621.1	HK	10/14/2003	Identification document and related methods Brundage, Trent J.

EP01942456.3	EP	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

JP2001-552328	JP	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

KR10-0865247	KR	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

7392392	US	12/13/2001	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP02797258.7	EP	12/09/2002	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

JP2003-553418	JP	12/09/2002	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

EP03790079.2	EP	11/26/2003	Systems and methods for authentication of print media Rodriguez, Tony F.

JP4510643	JP	11/26/2003	Systems and methods for authentication of print media Rodriguez, Tony F.

EP05722787.8	EP	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through digital watermarking Rodriguez, Tony F.

JP2006-552319	JP	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through digital watermarking Rodriguez, Tony F.

EP05729199.9	EP	03/18/2005	Watermark payload encryption methods and systems Sharma, Ravi K.

6735324	US	07/31/2000	Digital watermarks and trading cards Mckinley, Tyler J.

6961442	US	03/09/2001	Watermarking a carrier on which an image will be placed or projected Hannigan, Brett T.

5710834	US	05/08/1995	Method and apparatus responsive to a code signal conveyed through a graphic image Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5748783	US	05/08/1995	Method and apparatus for robust information coding Rhoads, Geoffrey B.

6959098	US	11/30/1999	Method and system for determining image transformation Alattar, Adnan M.

7010144	US	01/13/2000	Associating data with images in imaging systems Davis, Bruce L.

7143949	US	04/05/2000	Internet-linking scanner Hannigan, Brett T.

7191156	US	05/01/2000	Digital watermarking systems Seder, Phillip Andrew

09/562517	US	05/01/2000	Audio and video content-based methods Davis, Bruce L.

7689532	US	07/20/2000	Using embedded data with file sharing Levy, Kenneth L.

09/697015	US	10/25/2000	Access control system and methods Davis, Bruce L.

6513717	US	12/07/2000	Integrated cursor control and scanner device Hannigan, Brett T.

7068809	US	08/27/2001	Segmentation in digital watermarking Stach, John

6975745	US	10/25/2001	Synchronizing watermark detectors in geometrically distorted signals Bradley, Brett A.

10/086180	US	02/25/2002	Distribution and use of trusted photos Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6987861	US	03/19/2002	Security arrangements for printed documents Rhoads, Geoffrey B.

7072490	US	11/22/2002	Symmetry watermark Stach, John

11/875551	US	10/19/2007	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

12/244531	US	10/02/2008	Methods and systems for user-association of visual stimuli with corresponding responses Rhoads, Geoffrey B.

12/543414	US	08/18/2009	Watermark placement in watermarking of time varying media signals Celik, Mehmet U.

12/555618	US	09/08/2009	Processing audio or video content with multiple watermark layers Levy, Kenneth L.

12/644534	US	12/22/2009	Identification documents and authentication of such documents Carr, J. Scott

12/687687	US	01/14/2010	Digital watermarking video captured from airborne platforms Rhoads, Geoffrey B.

12/689453	US	01/19/2010	Controlling use of audio or image content Rhoads, Geoffrey B.

12/689465	US	01/19/2010	Connected audio content Levy, Kenneth L.

12/692451	US	01/22/2010	Watermark synchronization signals conveying payload data Sharma, Ravi K.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/692470	US	01/22/2010	Assessing quality of service using digital watermark information Tian, Jun

12/711906	US	02/24/2010	Methods and apparatus to process imagery or audio content Rhoads, Geoffrey B.

12/727838	US	03/19/2010	System for managing display and retrieval of image content on a network with image identification and linking to network content Ramos, Daniel O.

12/750532	US	03/30/2010	Content identification and management in content distribution networks Levy, Kenneth L.

12/755145	US	04/06/2010	Color image or video processing Reed, Alastair M.

12/755149	US	04/06/2010	Color image or video processing Reed, Alastair M.

12/755160	US	04/06/2010	Audio processing Rhoads, Geoffrey B.

12/755167	US	04/06/2010	Steganographic encoding for video and images Rhoads, Geoffrey B.

12/759311	US	04/13/2010	Methods for analyzing electronic media including video and audio Rhoads, Geoffrey B.

12/761230	US	04/15/2010	Watermark systems and methods Anglin, Hugh

12/762957	US	04/19/2010	Location-based arrangements employing mobile devices Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/763847	US	04/20/2010	Audio and video signal processing Rhoads, Geoffrey B.

12/777524	US	05/11/2010	Wireless methods and devices employing plural-bit data derived from audio information Rhoads, Geoffrey B.

12/787225	US	05/25/2010	Methods and systems for steganographic processing Rhoads, Geoffrey B.

12/787235	US	05/25/2010	Digital authentication with analog documents Rhoads, Geoffrey B.

12/814218	US	06/11/2010	Digital watermarking in data representing color channels Reed, Alastair M.

12/820744	US	06/22/2010	Audio-based, location-related methods Rhoads, Geoffrey B.

12/821956	US	06/23/2010	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

12/826525	US	06/29/2010	Routing networks for use with content linking systems Hein, William C., Iii

12/831116	US	07/06/2010	Error processing of steganographic message signals Rhoads, Geoffrey B.

12/835535	US	07/13/2010	Using embedded data with file sharing Levy, Kenneth L.

12/835542	US	07/13/2010	Encoding and decoding media signals Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/839110	US	07/19/2010	Content objects with computer instructions steganographically encoded therein, and associated methods Rhoads, Geoffrey B.

12/839907	US	07/20/2010	Wireless mobile phone methods Rhoads, Geoffrey B

12/840073	US	07/20/2010	Steganographic encoding Brundage, Trent J

12/844633	US	07/27/2010	Color laser engraving Levy, Kenneth L.

12/844651	US	07/27/2010	Apparatus to analyze security features on objects Reed, Alastair M.

12/849514	US	08/03/2010	Bi-directional image capture methods and apparatuses Ellingson, Eric E.

12/849726	US	08/03/2010	Quantization-based data embedding in mapped data Bradley, Brett A.

12/852253	US	08/03/2010	Methods and devices involving imagery and gestures Rhoads, Geoffrey B.

12/853964	US	08/10/2010	Substituting or replacing components in sound based on steganographic encoding Evans, Douglas B.

12/858240	US	08/17/2010	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

12/858259	US	08/17/2010	Methods employing topical subject criteria in video processing Davis, Bruce L.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/858351	US	08/17/2010	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

12/872989	US	08/31/2010	Methods for controlling rendering of images and video Rhoads, Geoffrey B.

12/876920	US	09/07/2010	Methods and devices employing content identifiers Rhoads, Geoffrey B.

11/082217	US	3/15/2005	Watermark payload encryption for media including multiple watermarks Levy, Kenneth L.

11/152686	US	6/13/2005	Digital watermarking methods, programs and apparatus Rodriguez; Tony F.; Stach; John; Reed; Alastair M.

12/562883	US	9/18/2009	Digital watermarking methods, programs and apparatus Rodriguez; Tony F.; Stach; John; Reed; Alastair M.

11/740,140	US	4/25/2007	Methods and Systems Responsive to Features Sensed From Imagery or Other Data Rhoads, Geoffrey B.

JP2010-158011	JP	6/13/2005	DIGITAL ASSET MANAGEMENT, TARGETED SEARCHING AND DESKTOP SEARCHING USING DIGITAL WATERMARKS Rodriguez, Tony F.

HK9108777.3	HK	5/7/1996	METHOD OF EMBEDDING A MACHINE READABLE STEGANOGRAPHIC CODE IN A DOCUMENT Rhoads, Geoffrey B.

SCHEDULE A

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP10166581.8	EP	2/14/2001	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE Ramos, Daniel O

JP2010-049197	JP	3/5/2010	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE Ramos, Daniel O.

SCHEDULE A

SCHEDULE B

MEMORANDUM OF EXCLUSIVE LICENSE/RIGHTS

Digimarc Corporation, an Oregon corporation, having offices at 9405 SW Gemini Drive, Beaverton, OR 97008, (“Licensor”), has granted to IV Digital Multimedia Inventions LLC, a Delaware limited liability company, having an office at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Licensee”), the exclusive, worldwide, transferable, sublicensable license of all its rights of any kind conferred by the patents, patent applications, and provisional patent applications listed in the attached Appendix, including, without limitation, the rights of any kind to, or conferred by, the Patents (defined below) to (a) use or otherwise practice any art, methods, processes, and procedures covered by the Patents, (b) make, have made, use, offer to sell, sell, import, and otherwise distribute or dispose of any inventions, discoveries, products, services, technologies or services covered by the Patents, (c) otherwise exploit any rights granted in the Patents and/or any invention or discovery described in the Patents, and (d) exclude other Persons from exercising any of such rights.

The “Patents” include all right, title, and interest that exist today and may exist in the future in and to any and all of the provisional patent applications, patent applications and patents listed in the attached Appendix and any and all applications, patents, certificates, models, protections, grants, and/or issuances resulting from the rights granted in subsection (a) below.

Licensor has also assigned, transferred and conveyed to Licensee all right, title, and interest in and to:

(a) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Patents and the inventions and discoveries therein including the right to claim priority to any of the Patents (including, without limitation, continuation, division and continuation-in-part priority), with the resulting applications, patents, certificates, models, protections, grants, and/or issuances also being included under the definition of Patents;

(b) all causes of action and enforcement rights of any kind (whether such claims, causes of action or enforcement rights are known or unknown; currently pending, filed, to be filed, or otherwise) under the Patents and/or under or on account of any of the Patents for past, current and future infringement of the Patents, including without limitation, all rights to (i) pursue and collect damages, profits and awards of whatever nature recoverable, (ii) injunctive relief, (iii) other remedies, and (iv) compromise and/or settle all such claims, causes of action and enforcement rights, for such infringement by granting an infringing party a sublicense or otherwise; and

(c) rights to collect royalties or other payments under or on account of any of the Patents or any of the foregoing.

SCHEDULE B

The preparation, filing, prosecution, maintenance and defense of the Patents will be under Licensee’s exclusive control and discretion, in all pertinent governmental patent offices anywhere in the world.

Licensor hereby irrevocably grants Licensee the exclusive power to grant one or more powers of attorney with respect to the Patents and the exclusive discretion to transfer that right to Licensee’s agent(s) or representative(s) that Licensee may designate one or more time, now or in the future. Licensor understands that execution of this document confers on any attorney(s) or agent(s) to whom Licensee may grant a power of attorney the exclusive right to correspond with any patent office with repect to the Patents, and that this document does not create an attorney - client relationship with such practitioners to whom Licensee grants powers of attorney pursuant to this paragraph.

IN WITNESS WHEREOF this Memorandum of Exclusive License/Rights is executed at Beaverton, Oregon on October 5, 2010.

LICENSOR:

DIGIMARC CORPORATION

By:
Robert Chamness
Chief Legal Officer and Secretary

STATE OF OREGON	)
) ss.
COUNTY OF WASHINGTON	)

ATTESTATION OF SIGNATURE PURSUANT TO 28 U.S.C. § 1746

The undersigned witnessed the signature of Robert Chamness to the above Assignment of Patent Rights on behalf of Digimarc Corporation and makes the following statements:

1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. Robert Chamness is personally known to me (or proved to me on the basis of satisfactory evidence) and appeared before me on October 5, 2010 to

SCHEDULE B

execute the above Assignment of Patent Rights on behalf of Digimarc Corporation.

3. Robert Chamness subscribed to the above Assignment of Patent Rights on behalf of Digimarc Corporation.

I declare under penalty of perjury under the laws of the United States of America that the statements made in the three(3) numbered paragraphs immediately above are true and correct.

EXECUTED on October 5, 2010

_________________________________________

Print Name:_______________________________

SCHEDULE B

APPENDIX

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5768426	US	10/21/1994	Graphics processing system employing embedded code signals Rhoads, Geoffrey B.

5636292C1	US	05/08/1995	Steganography methods employing embedded calibration data Rhoads, Geoffrey B.

5748763	US	05/08/1995	Image steganography system featuring perceptually adaptive and globally scalable signal embedding Rhoads, Geoffrey B.

5850481C1	US	05/08/1995	Steganographic system Rhoads, Geoffrey B.

5841978	US	07/27/1995	Network linking method using steganographically embedded data objects Rhoads, Geoffrey B.

5745604	US	03/15/1996	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

6122403	US	11/12/1996	Computer system linked by using information in data objects Rhoads, Geoffrey B.

6026193	US	10/16/1997	Video steganography Rhoads, Geoffrey B.

6122392C1	US	11/12/1997	Signal processing to hide plural-bit information in image, video, and audio data Rhoads, Geoffrey B.

6324573	US	08/06/1998	Linking of computers using information steganographically embedded in data objects Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6229924	US	08/21/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

6421070	US	10/01/1998	Smart images and image bookmarking for an internet browser Ramos, Daniel O.

7171016	US	11/05/1998	Method for monitoring internet dissemination of image, video and/or audio files Rhoads, Geoffrey B.

6681028	US	05/19/1999	Paper-based control of computer systems Rodriguez, Tony F.

6404898	US	06/24/1999	Method and system for encoding image and audio content Rhoads, Geoffrey B.

6496591	US	06/29/1999	Video copy-control with plural embedded signals Rhoads, Geoffrey B.

6400827	US	06/29/1999	Methods for hiding in-band digital data in images and video Rhoads, Geoffrey B.

6311214	US	06/29/1999	Linking of computers based on optical sensing of digital data Rhoads, Geoffrey B.

6343138	US	06/29/1999	Security documents with hidden digital data Rhoads, Geoffrey B.

6700990	US	09/29/1999	Digital watermark decoding method Rhoads, Geoffrey B.

6879701	US	09/29/1999	Tile-based digital watermarking techniques Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6408331	US	09/29/1999	Computer linking methods using encoded graphics Rhoads, Geoffrey B.

6307949	US	11/04/1999	Methods for optimizing watermark detection Rhoads, Geoffrey B.

6539095	US	11/17/1999	Audio watermarking to convey auxiliary control information, and media embodying same Rhoads, Geoffrey B.

6381341	US	11/17/1999	Watermark encoding method exploiting biases inherent in original signal Rhoads, Geoffrey B.

6363159	US	11/17/1999	Consumer audio appliance responsive to watermark data Rhoads, Geoffrey B.

6542618	US	11/17/1999	Methods for watermark decoding Rhoads, Geoffrey B.

6587821	US	11/17/1999	Methods for decoding watermark data from audio, and controlling audio devices in accordance therewith Rhoads, Geoffrey B.

6408082	US	11/30/1999	Watermark detection using a fourier mellin transform Rhoads, Geoffrey B.

6286036	US	12/15/1999	Audio- and graphics-based linking to internet Rhoads, Geoffrey B.

6560349	US	12/28/1999	Audio monitoring using steganographic information Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6813366	US	12/30/1999	Steganographic decoding with transform to spatial domain Rhoads, Geoffrey B.

7562392	US	12/30/1999	Methods of interacting with audio and ambient music Rhoads, Geoffrey B.

6330335	US	01/13/2000	Audio steganography Rhoads, Geoffrey B.

6983051	US	01/18/2000	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

6574350	US	02/03/2000	Digital watermarking employing both frail and robust watermarks Rhoads, Geoffrey B.

6289108	US	02/10/2000	Methods for detecting alteration of audio and images Rhoads, Geoffrey B.

6614914	US	02/14/2000	Watermark embedder and reader Rhoads, Geoffrey B.

6965682	US	02/15/2000	Data transmission by watermark proxy Davis, Bruce L.

6449379	US	02/29/2000	Video steganography methods avoiding introduction of fixed pattern noise Rhoads, Geoffrey B.

6266430	US	03/08/2000	Audio or video steganography Rhoads, Geoffrey B.

6353672	US	03/08/2000	Steganography using dynamic codes Rhoads, Geoffrey B.

6611607	US	03/15/2000	Integrating digital watermarks in multimedia content Davis, Bruce L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6516079	US	03/15/2000	Digital watermark screening and detecting strategies Rhoads, Geoffrey B.

6988202	US	03/17/2000	Pre-filteriing to increase watermark signal-to-noise ratio Rhoads, Geoffrey

09/538493	US	03/30/2000	Method for inserting and detecting watermarks in digital data Rhoads, Geoffrey B.

6775392	US	04/06/2000	Computer system linked by using information in data objects Rhoads, Geoffrey B.

6535617	US	04/19/2000	Removal of fixed pattern noise and other fixed patterns from media signals Hannigan, Brett T.

6590996	US	04/19/2000	Color adaptive watermarking Reed, Alastair M.

6553129	US	04/28/2000	Computer system linked by using information in data objects Rhoads, Geoffrey

6567533	US	04/27/2000	Method and apparatus for discerning image distortion by reference to encoded marker signals Rhoads, Geoffrey B.

6505160	US	05/02/2000	Connected audio and other media objects Levy, Kenneth L.

6424725	US	05/08/2000	Determining transformations of media signals with embedded code signals Rhoads, Geoffrey B.

6947571	US	05/15/2000	Cell phones with optical capabilities, and related applications Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6522769	US	05/18/2000	Reconfiguring a watermark detector Rhoads, Geoffrey B.

09/574726	US	05/18/2000	Method and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

6944298	US	05/31/2000	Steganographic encoding and decoding of auxiliary codes in media signals Rhoads, Geoffrey B.

6411725	US	06/20/2000	Watermark enabled video objects Rhoads, Geoffrey B.

6681029	US	07/06/2000	Decoding steganographic messages embedded in media signals Rhoads, Geoffrey B.

6535618	US	07/17/2000	Image capture device with steganographic data embedding Rhoads, Geoffrey B.

6385329	US	07/19/2000	Wavelet domain watermarks Sharma, Ravi K.

6542620	US	07/27/2000	Signal processing to hide plural-bit information in image, video, and audio data Rhoads, Geoffrey B.

6522770	US	08/01/2000	Management of documents and other objects using optical devices Seder, Phillip Andrew

6647128	US	09/07/2000	Method for monitoring internet dissemination of image, video, and/or audio files Rhoads, Geoffrey B.

7003731	US	10/17/2000	User control and activation of watermark enabled objects Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/697009	US	10/25/2000	Digitally marked objects and promotional methods Davis, Bruce L.

7261612	US	11/08/2000	Methods and systems for read-aloud books Hannigan, Brett T.

6442285	US	12/08/2000	Controlling operation of a device using a re-configurable watermark detector Rhoads, Geoffrey B.

6757406	US	01/10/2001	Steganographic image processing Rhoads, Geoffrey B.

6567535	US	01/10/2001	Steganographic system with changing operations Rhoads, Geoffrey B.

6430302	US	01/10/2001	Steganographically encoding a first image in accordance with a second image Rhoads, Geoffrey B.

7224995	US	01/10/2001	Data entry method and system Rhoads, Geoffrey B.

6760463	US	01/17/2001	Watermarking methods and media Rhoads, Geoffrey B.

6829368	US	01/24/2001	Establishing and interacting with on-line media collections using identifiers in media signals Meyer, Joel R.

6798894	US	02/06/2001	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

6580808	US	02/27/2001	Method and apparatus for discerning image distortion by reference to encoded marker signals Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7061510	US	03/05/2001	Geo-referencing of aerial imagery using embedded image identifiers and cross-referenced data sets Rhoads, Geoffrey B.

7051086	US	03/09/2001	Method of linking on-line data to printed documents Rhoads, Geoffrey B.

7209571	US	04/20/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

6590997	US	04/24/2001	Files and methods employing common information in both header and steganographic embedding Rhoads, Geoffrey B.

7024016	US	04/24/2001	Digital watermarking apparatus and methods Rhoads, Geoffrey B.

7185201	US	05/14/2001	Content identifiers triggering corresponding responses Rhoads, Geoffrey B.

6675146	US	05/31/2001	Audio steganography Rhoads, Geoffrey B.

7302574	US	06/21/2001	Content identifiers triggering corresponding responses through collaborative processing Conwell, William Y.

6542927	US	06/29/2001	Linking of computers based on steganographically embedded digital data Rhoads, Geoffrey B.

6560350	US	06/29/2001	Methods for detecting alteration of audio Rhoads, Geoffrey B.

6721440	US	07/02/2001	Low visibility watermarks using an out-of-phase color Reed, Alastair M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6959386	US	07/25/2001	Hiding encrypted messages in information carriers Rhoads, Geoffrey B.

6590998	US	08/01/2001	Network linking method using information embedded in data objects that have inherent noise Rhoads, Geoffrey B.

6763123	US	08/20/2001	Detection of out-of-phase low visibility watermarks Reed, Alastair M.

7058697	US	08/28/2001	Internet linking from image content Rhoads, Geoffrey B.

6718046	US	08/31/2001	Low visibility watermark using time decay fluorescence Reed, Alastair M.

6654887	US	09/25/2001	Steganography decoding methods employing error information Rhoads, Geoffrey B.

6950519	US	11/28/2001	Geographically watermarked imagery and methods Rhoads, Geoffrey B.

6738495	US	11/29/2001	Watermarking enhanced to withstand anticipated corruptions Rhoads, Geoffrey B.

7042470	US	10/23/2001	Using embedded steganographic identifiers in segmented areas of geographic images and characteristics corresponding to imagery data derived from aerial platforms Rhoads, Geoffrey B.

6920232	US	10/22/2001	Watermark encoding using arbitrary features Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7050603	US	12/13/2001	Watermark encoded video, and related methods Rhoads, Geoffrey B.

7289643	US	12/19/2001	Method, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

6519352	US	01/23/2002	Encoding and decoding in accordance with steganographically-conveyed data Rhoads, Geoffrey B.

7437430	US	03/06/2002	Network linking using index modulated on data Rhoads, Geoffrey B.

6654480	US	03/25/2002	Audio appliance and monitoring device responsive to watermark data Rhoads, Geoffrey B.

7054462	US	03/28/2002	Inferring object status based on detected watermark data Rhoads, Geoffrey B.

7111170	US	03/29/2002	Distributed system for responding to watermarked documents Hein, William

6804376	US	03/28/2002	Equipment employing watermark-based authentication function Rhoads, Geoffrey B.

7054463	US	03/28/2002	Data encoding using frail watermarks Rhoads, Geoffrey B.

6850626	US	03/28/2002	Methods employing multiple watermarks Rhoads, Geoffrey B.

7095871	US	04/05/2002	Digital asset management and linking media signals with related data using watermarks Jones, Kevin C.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6917724	US	04/08/2002	Methods for opening file on computer via optical sensing Seder, Phillip Andrew

6694042	US	04/08/2002	Methods for determining contents of media Seder, Phillip Andrew

6694043	US	04/08/2002	Method of monitoring print data for text associated with a hyperlink Seder, Phillip Andrew

7653210	US	04/08/2002	Method for monitoring internet dissemination of image, video, and/or audio files Rhoads, Geoffrey B.

6567780	US	04/09/2002	Audio with hidden in-band digital data Rhoads, Geoffrey B.

6647129	US	05/08/2002	Method and system for encoding image and audio content Rhoads, Geoffrey B.

7171018	US	05/15/2002	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

7711564	US	06/27/2002	Connected audio and other media objects Levy, Kenneth L.

6647130	US	07/03/2002	Printable interfaces and digital linking with embedded codes Rhoads, Geoffrey B.

6704869	US	07/22/2002	Extracting digital watermarks using logarithmic sampling and symmetrical attributes Rhoads, Geoffrey B.

6700995	US	07/30/2002	Applying digital watermarks using dot gain correction Reed, Alastair M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6778682	US	07/31/2002	Redundantly embedding auxiliary data in source signals Rhoads, Geoffrey B.

6718047	US	08/07/2002	Watermark embedder and reader Rhoads, Geoffrey B.

6993152	US	08/12/2002	Hiding geo-location data through arrangement of objects Patterson, Philip R.

7113614	US	09/17/2002	Embedding auxiliary signals with multiple components into media signals Rhoads, Geoffrey B.

7054465	US	10/16/2002	Data hiding method and system for embedding and extracting information in signals Rhoads, Geoffrey B.

7224819	US	10/21/2002	Integrating digital watermarks in multimedia content Levy, Kenneth L.

7006661	US	10/21/2002	Digital watermarking systems and methods Miller, Marc D.

6768808	US	12/09/2002	Encoding and decoding methods in which decryption data is conveyed steganographically within audio or visual content Rhoads, Geoffrey B.

7319775	US	07/12/2001	Wavelet domain watermarks Sharma, Ravi K.

7158654	US	01/02/2003	Image processor and image processing method Rhoads, Geoffrey B.

7333957	US	01/06/2003	Connected audio and other media objects Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7349552	US	01/06/2003	Connected audio and other media objects Levy, Kenneth L.

6744907	US	02/04/2003	Image capture methods and devices employing steganographic processing Rhoads, Geoffrey B.

6768809	US	02/04/2003	Digital watermark screening and detection strategies Rhoads, Geoffrey B.

7308110	US	02/26/2003	Methods for marking images Rhoads, Geoffrey B.

7499564	US	03/05/2003	Methods for decoding watermark data from audio, and controlling audio devices in accordance therewith Rhoads, Geoffrey B.

7181022	US	03/25/2003	Audio watermarking to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7003132	US	04/01/2003	Embedding hidden auxiliary code signals in media Rhoads, Geoffrey B.

7340076	US	04/16/2003	Digital watermarks for unmanned vehicle navigation Stach, John

7391880	US	07/03/2003	Color adaptive watermarking Reed, Alastair M.

6987862	US	07/11/2003	Video steganography Rhoads, Geoffrey B.

6975746	US	08/25/2003	Integrating digital watermarks in multimedia content Davis, Bruce L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/658808	US	09/08/2003	Method for increasing the functionality of a media player/recorder device or an application program Rhoads, Geoffrey B.

6882738	US	10/23/2003	Methods and tangible objects employing textured machine readable data Davis, Bruce L.

10/764430	US	01/23/2004	Paper products and physical objects as means to access and control a computer or to navigate over or act as a portal on a network Rhoads, Geoffrey B.

RE40919	US	01/27/2004	Methods for surveying dissemination of proprietary empirical data Inventor: Geoffrey B. Rhoads

7099492	US	02/13/2004	Method of steganographically embedding geo-location data in media Rhoads, Geoffrey B.

10/792400	US	03/02/2004	Printer driver separately applying watermark and information Rhoads, Geoffrey B.

10/797617	US	03/09/2004	Image processing using embedded registration data to determine and compensate for geometric transformation Rhoads, Geoffrey B.

6996252	US	04/05/2004	Low visibility watermark using time decay fluorescence Reed, Alastair M.

7062069	US	04/06/2004	Digital watermark embedding and decoding using encryption keys Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7035427	US	04/09/2004	Method and system for managing, accessing and paying for the use of copyrighted electronic media Rhoads, Geoffrey B.

7027614	US	04/12/2004	Hiding information to reduce or offset perceptible artifacts Reed, Alastair M.

7505605	US	04/13/2004	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

10/836094	US	04/29/2004	Fragile and emerging digital watermarks Reed, Alastair M.

7436976	US	05/11/2004	Digital watermarking systems and methods Levy, Kenneth L.

7184570	US	05/27/2004	Methods and systems for steganographic processing Rhoads, Geoffrey B.

7139408	US	09/28/2004	Transform domain watermarking of image signals Rhoads, Geoffrey B.

7537170	US	11/15/2004	Machine-readable security features for printed objects Reed, Alastair M.

7593576	US	12/03/2004	Systems and methods of managing audio and other media Meyer, Joel R.

7515733	US	01/19/2005	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

7685426	US	02/02/2005	Managing and indexing content on a network with image bookmarks and digital watermarks Ramos, Daniel O.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7164780	US	02/17/2005	Digital watermarking apparatus and methods Brundage, Trent J.

7177443	US	02/17/2005	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

7076084	US	04/13/2005	Methods and objects employing machine readable data Davis, Bruce L.

7321667	US	05/11/2005	Data hiding through arrangement of objects Stach, John

7174031	US	05/17/2005	Methods for using wireless phones having optical capabilities Rhoads, Geoffrey B.

7184572	US	06/03/2005	Using steganographic encoded information with maps Rhoads, Geoffrey B.

7738673	US	06/14/2005	Low visible digital watermarks Reed, Alastair M.

7248717	US	07/27/2005	Securing media content with steganographic encoding Rhoads, Geoffrey B.

11/198892	US	08/04/2005	Associating data with images in imaging systems Rhoads, Geoffrey B.

11/226847	US	09/13/2005	Steganographic encoding and decoding of auxiliary codes in media signals Rhoads, Geoffrey B.

11/231553	US	09/20/2005	Background watermark processing Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7502489	US	09/27/2005	Geographically watermarked imagery and methods Rhoads, Geoffrey B.

7567686	US	10/25/2005	Hiding and detecting messages in media signals Rhoads, Geoffrey B.

7461136	US	11/02/2005	Internet linking from audio and image content Rhoads, Geoffrey B.

7545951	US	11/14/2005	Data transmission by watermark or derived identifier proxy Davis, Bruce L.

7444392	US	11/23/2005	Registering with computer systems Rhoads, Geoffrey B.

7643649	US	12/13/2005	Integrating digital watermarks in multimedia content Davis, Bruce L.

7657058	US	12/13/2005	Watermark orientation signals conveying payload data Sharma, Ravi K.

7577273	US	12/22/2005	Steganographically encoded video, deriving or calculating identifiers from video, and related methods Rhoads, Geoffrey B.

7242790	US	12/22/2005	Video steganography Rhoads, Geoffrey B.

7536555	US	01/03/2006	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

7587602	US	01/11/2006	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7424132	US	02/21/2006	Embedding hidden auxiliary code signals in media Rhoads, Geoffrey B.

7454035	US	02/24/2006	Digital watermarking systems and methods Miller, Marc D.

7313251	US	04/25/2006	Method and system for managing and controlling electronic media Rhoads, Geoffrey B.

11/382453	US	05/09/2006	Embedding geo-location information in media Rhoads, Geoffrey B.

11/382850	US	05/11/2006	Digital media methods Rhoads, Geoffrey B.

11/382855	US	05/11/2006	Content protection arrangements Rhoads, Geoffrey B.

7266217	US	05/30/2006	Multiple watermarks in content Rhoads, Geoffrey B.

7369678	US	06/13/2006	Digital watermark and steganographic decoding Rhoads, Geoffrey B.

7305117	US	07/11/2006	Methods and tangible objects employing machine readable data Davis, Bruce L.

11/458639	US	07/19/2006	Methods for inserting and detecting watermarks in digital data Rhoads, Geoffrey B.

7650008	US	08/17/2006	Digital watermarking compressed video captured from aerial sensors Rhoads, Geoffrey B.

7372976	US	08/22/2006	Content indexing and searching using content identifiers and associated metadata Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/536487	US	09/28/2006	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

11/538368	US	10/03/2006	Providing travel-logs based on hidden geo-location metadata Rhoads, Geoffrey B.

11/562357	US	11/21/2006	Watermarking compressed data Rhoads, Geoffrey B.

11/613876	US	12/20/2006	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

11/619123	US	01/02/2007	Methods, systems, and sub-combinations useful in media identification Rhoads, Geoffrey B.

11/620993	US	01/08/2007	Visual content-based internet search methods and sub-combinations Rhoads, Geoffrey B.

11/620999	US	01/08/2007	Audio-based internet search methods and sub-combinations Rhoads, Geoffrey B.

7313253	US	01/10/2007	Methods and tangible objects employing machine readable data in photo-reactive materials Davis, Bruce L.

7330564	US	01/11/2007	Digital watermarking apparatus and methods Brundage, Trent J.

7486799	US	01/30/2007	Methods for monitoring audio and images on the internet Rhoads, Geoffrey B.

7466840	US	01/30/2007	Soft error decoding of steganographic data Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7702511	US	02/02/2007	Watermarking to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7406214	US	02/05/2007	Methods and devices employing optical sensors and/or steganography Rhoads, Geoffrey B.

11/671848	US	02/06/2007	Methods and devices employing content identifiers Rhoads, Geoffrey B.

7792325	US	02/06/2007	Methods and devices employing content identifiers Rhoads, Geoffrey B.

7359528	US	02/07/2007	Monitoring of video or audio based on in-band and out-of-band data Rhoads, Geoffrey B.

7433491	US	02/12/2007	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

11/676942	US	02/20/2007	Audio encoding to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

7724919	US	02/23/2007	Methods and systems for steganographic processing Rhoads, Geoffrey B.

11/738973	US	04/23/2007	Fingerprinting of media signals Rhoads, Geoffrey B.

11/739614	US	04/24/2007	Authenticating metadata and embedding metadata in watermarks of media signals Rhoads, Geoffrey B.

11/746804	US	05/10/2007	Methods and systems employing digital content Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7565294	US	05/10/2007	Methods and systems employing digital content Rhoads, Geoffrey B.

7676059	US	05/22/2007	Video steganography or encoding Rhoads, Geoffrey B.

11/754126	US	05/25/2007	Gestural techniques with wireless mobile phone devices Rhoads, Geoffrey B.

7460726	US	05/29/2007	Integrating steganographic encoding in multimedia content Levy, Kenneth L.

7536034	US	05/31/2007	Gestural use of wireless mobile phone devices to signal to remote systems Rhoads, Geoffrey B.

7760905	US	05/31/2007	Wireless mobile phone with content processing Rhoads, Geoffrey B.

7415129	US	07/10/2007	Providing reports associated with video and audio content Rhoads, Geoffrey B.

7444000	US	07/23/2007	Content identification, and securing media content with steganographic encoding Rhoads, Geoffrey B.

11/847231	US	08/29/2007	Machine-readable features for objects Rodriguez, Tony F.

11/874054	US	10/17/2007	Associating objects with corresponding behaviors Rhoads, Geoffrey B.

7787653	US	10/22/2007	Methods for controlling rendering of images and video Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7545952	US	10/23/2007	Image or video display devices Brundage, Trent J.

11/877832	US	10/24/2007	Content protection arrangements Rhoads, Geoffrey B.

11/925261	US	10/26/2007	Audio encoding to convey auxiliary information, and media embodying same Rhoads, Geoffrey B.

11/925303	US	10/26/2007	Steganographic encoding and detecting for video signals Rhoads, Geoffrey B.

7548643	US	10/26/2007	Methods, objects and apparatus employing machine readable data Davis, Bruce L.

7590259	US	10/29/2007	Deriving attributes from images, audio or video to obtain metadata Levy, Kenneth L.

7805500	US	10/31/2007	Network linking methods and apparatus Rhoads, Geoffrey B.

11/932839	US	10/31/2007	Connected audio and other media objects Levy, Kenneth L.

11/945859	US	11/27/2007	Content identifiers Conwell, William Y.

7697719	US	12/20/2007	Methods for analyzing electronic media including video and audio Rhoads, Geoffrey B.

7711143	US	12/11/2007	Methods for marking images Rhoads, Geoffrey B.

12/014690	US	01/15/2008	Wavelet domain watermarks Sharma, Ravi K.

7532741	US	01/22/2008	Data hiding in media Stach, John

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/103513	US	04/15/2008	Apparatus and methods to process video or audio Rhoads, Geoffrey B.

7756290	US	05/06/2008	Detecting embedded signals in media content using coincidence metrics Rhoads, Geoffrey B.

7650009	US	05/07/2008	Controlling use of audio or image content Rhoads, Geoffrey B.

12/120150	US	05/13/2008	Content indexing and searching using content identifiers and associated metadata Rhoads, Geoffrey B.

12/143389	US	06/20/2008	Digital media methods Rhoads, Geoffrey B.

7693300	US	06/24/2008	Color image or video processing Reed, Alastair M.

7606390	US	08/14/2008	Processing data representing video and audio and methods and apparatus related thereto Rhoads, Geoffrey B.

7672477	US	09/09/2008	Detecting hidden auxiliary code signals in media Rhoads, Geoffrey B.

7747038	US	10/07/2008	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

7693965	US	10/14/2008	Analyzing audio, including analyzing streaming audio signals Rhoads, Geoffrey B.

12/251362	US	10/14/2008	Digital watermarking systems and methods Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7564992	US	10/24/2008	Content identification through deriving identifiers from video, images and audio Rhoads, Geoffrey B.

12/259890	US	10/28/2008	Image sensors worn or attached on humans for imagery identification Rhoads, Geoffrey B.

7620253	US	11/17/2008	Steganographic systems and methods Miller, Marc D.

7650010	US	11/21/2008	Connected video and audio Levy, Kenneth L.

12/324422	US	11/26/2008	Internet linking from audio and image content Rhoads, Geoffrey B.

7602978	US	12/02/2008	Deriving multiple identifiers from multimedia content Levy, Kenneth L.

12/331227	US	12/09/2008	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

12/332654	US	12/11/2008	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

7751588	US	12/16/2008	Error processing of steganographic message signals Rhoads, Geoffrey B.

7751596	US	01/08/2009	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

12/397232	US	03/03/2009	Methods for managing content using intentional degradation and insertion of steganographic codes Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/401403	US	03/10/2009	Geographical encoding imagery and video Rhoads, Geoffrey B.

12/407487	US	03/19/2009	Methods and systems employing digital content Rhoads, Geoffrey B.

12/419800	US	04/07/2009	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

12/464679	US	05/12/2009	Arrangement of objects in images or graphics to convey a machine-readable signal Stach, John

12/468703	US	05/19/2009	Interactive systems and methods employing wireless mobile devices Rhoads, Geoffrey B.

12/468727	US	05/19/2009	Methods for audio watermarking and decoding Rhoads, Geoffrey B.

12/471172	US	05/22/2009	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

12/477759	US	06/03/2009	Digital watermarking apparatus and methods Rhoads, Geoffrey B.

12/481438	US	06/09/2009	Data transmission by extracted or calculated identifying data Davis, Bruce L.

12/485666	US	06/16/2009	Methods, objects and apparatus employing machine readable data Davis, Bruce L.

12/494036	US	06/29/2009	Deriving or calculating identifiers from video signals Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/498930	US	07/07/2009	Portable audio appliance Rhoads, Geoffrey B.

12/506843	US	07/21/2009	Deriving identifying data from video and audio Rhoads, Geoffrey B.

12/506854	US	07/21/2009	Methods and systems employing digital content Rhoads, Geoffrey B.

12/510760	US	07/28/2009	Hiding and detecting messages in media signals Rhoads, Geoffrey B.

12/554722	US	09/04/2009	Methods and devices responsive to ambient audio Rhoads, Geoffrey B.

12/560177	US	09/15/2009	Methods and systems for steganographic processing Rhoads, Geoffrey B.

12/560186	US	09/15/2009	Embedding hidden auxiliary information in media Rhoads, Geoffrey B.

12/560223	US	09/15/2009	Connected audio and other media objects Levy, Kenneth L.

12/564776	US	09/22/2009	Systems and methods of managing audio and other media Meyer, Joel R.

12/577487	US	10/12/2009	Extracting multiple identifiers from audio and video content Levy, Kenneth L.

12/577964	US	10/13/2009	Hiding and detecting auxiliary data in media materials and signals Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/582408	US	10/20/2009	Processing data representing video and audio and methods related thereto Rhoads, Geoffrey B.

12/611004	US	11/02/2009	User feedback in connection with object recognition Rhoads, Geoffrey B.

12/620295	US	11/17/2009	Steganographic systems and methods Miller, Marc D.

12/652678	US	01/05/2010	Synchronizing rendering of multimedia content Davis, Bruce L.

12/761242	US	04/15/2010	Methods and arrangements employing digital content items Rhoads, Geoffrey B.

AU2009200468	AU	02/06/2009	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

CA2174413	CA	11/16/1994	Steganographic methods and apparatuses Rhoads, Geoffrey B.

CA2218957	CA	05/07/1996	Steganography systems Rhoads, Geoffrey B.

CA2373208	CA	05/18/2000	Methods and systems for processing audio Rhoads, Geoffrey B.

CA2373511	CA	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

CA2422081	CA	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CH1003324	CH	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

CH1137251	CH	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

CH1372334	CH	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

DE69426787.2	DE	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

DE69432480.9	DE	11/16/1994	Steganographic system Rhoads, Geoffrey B.

DE69434237.8	DE	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

DE69435076.1	DE	11/16/1994	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

DE69620751.6	DE	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

DE69625626.6	DE	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

DE69629134.7	DE	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
DE69631806.7	DE	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

DE69637782.9	DE	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

DE69739209.0	DE	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

EP00936096.7	EP	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

EP01906702.4	EP	01/25/2001	Connected audio and other media objects Meyer, Joel R.

EP01988889.0	EP	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

EP04030490.9	EP	11/16/1994	Signal processing method Rhoads, Geoffrey B.

EP08100632.2	EP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

EP08104558.5	EP	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

EP08171782.9	EP	05/07/1996	A method of recognising content signals in a network of computing devices Rhoads, Geoffrey B.

ES2302888	ES	11/16/1994	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
ES2236999	ES	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

FI1049320	FI	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

FI0824821	FI	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

FR1003324	FR	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

FR1049320	FR	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

FR1137251	FR	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

FR1372334	FR	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

FR1389011	FR	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

FR0737387	FR	11/16/1994	Steganographic system Rhoads, Geoffrey B.

FR0824821	FR	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR1019868	FR	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

FR0959620	FR	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

FR0959621	FR	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

GB1003324	GB	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

GB1049320	GB	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

GB1137251	GB	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

GB1372334	GB	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

GB1389011	GB	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

GB0737387	GB	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

GB0824821	GB	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB1019868	GB	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

GB0959620	GB	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

GB0959621	GB	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

HK1026796	HK	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

HK1026968	HK	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

HK1030122	HK	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

HK05108893.6	HK	11/16/1994	Signal processing method Rhoads, Geoffrey B.

HK09102296.8	HK	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

IT1389011	IT	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

IT0824821	IT	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

JP3649731	JP	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP4068301	JP	08/24/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

JP2000-618895	JP	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

JP2000-618954	JP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

JP2001-549260	JP	12/21/2000	Digital watermarks as data proxies Davis, Bruce L.

JP2001-555365	JP	01/25/2001	Connected audio and other media objects Meyer, Joel R.

JP4205624	JP	04/08/2004	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

JP3949679	JP	07/30/2004	Steganographic system Rhoads, Geoffrey B.

JP2007-025998	JP	02/05/2007	Verification/authentication encoding method and apparatus Rhoads, Geoffrey B.

JP2007-124835	JP	05/09/2007	Steganographic system Rhoads, Geoffrey B.

JP4417979	JP	05/09/2007	Steganographic system Rhoads, Geoffrey B.

KR10-2001-7014758	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
KR10-0853951	KR	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey B.

KR10-0840520	KR	12/21/2000	Digital watermarks as data proxies Davis, Bruce L.

KR10-0827215	KR	01/25/2001	Connected audio and other media objects Meyer, Joel R.

KR10-0799477	KR	01/25/2006	Connected audio and other media objects Meyer, Joel R.

KR10-0960232	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

KR10-2010-7007176	KR	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

NL1003324	NL	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

NL1049320	NL	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

NL1137251	NL	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

NL1389011	NL	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
NL0737387	NL	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

NL0824821	NL	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

NL1019868	NL	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

NL0959621	NL	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

SE1049320	SE	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

SE0824821	SE	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

5832119C1	US	09/25/1995	Methods for controlling systems using control signals embedded in empirical data Rhoads, Geoffrey B.

5822436	US	04/25/1996	Photographic products and methods employing embedded information Rhoads, Geoffrey B.

5841886	US	12/04/1996	Security system for photographic identification Rhoads, Geoffrey B.

6111954	US	10/08/1998	Steganographic methods and media for photography Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6064737	US	10/13/1998	Anti-piracy system for wireless telephony Rhoads, Geoffrey B.

6546112	US	11/23/1998	Security document with steganographically-encoded authentication data Rhoads, Geoffrey B.

6278781	US	06/23/1999	Wireless telephony with steganography Rhoads, Geoffrey B.

6252963	US	11/03/1999	Method and system for preventing reproduction of documents Rhoads, Geoffrey B.

7522728	US	01/06/2000	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

6438231	US	08/17/2000	Emulsion film media employing steganography Rhoads, Geoffrey B.

6751320	US	06/14/2001	Method and system for preventing reproduction of professional photographs Rhoads, Geoffrey B.

7362781	US	08/07/2001	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

7116781	US	08/22/2001	Counteracting geometric distortions in watermarking Rhoads, Geoffrey B.

6968057	US	03/19/2002	Emulsion products and imagery employing steganography Rhoads, Geoffrey B.

7043052	US	06/04/2002	Digital authentication with analog documents Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7103197	US	07/16/2002	Arrangement for embedding subliminal data in imaging Rhoads, Geoffrey B.

7113596	US	09/10/2002	Embedding information related to a subject of an identification document in the identification document Rhoads, Geoffrey B.

10/286517	US	11/01/2002	Authentication using a digital watermark Rhoads, Geoffrey B.

6804378	US	02/12/2003	Methods and products employing biometrics and steganography Rhoads, Geoffrey B.

7016516	US	09/04/2003	Authentication of identification documents Rhoads, Geoffrey B.

7770013	US	09/04/2003	Digital authentication with digital and analog documents Rhoads, Geoffrey B.

7330563	US	05/09/2006	Documents, articles and authentication of documents and articles Rhoads, Geoffrey B.

7715446	US	02/02/2007	Wireless methods and devices employing plural-bit data derived from audio information Rhoads, Geoffrey B.

7349555	US	02/26/2007	Documents and apparatus to encode documents Rhoads, Geoffrey B.

7620200	US	10/29/2007	Authentication of identification documents Rhoads, Geoffrey B.

7724920	US	10/29/2007	Digital authentication with analog documents Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/941268	US	11/16/2007	Methods and systems responsive to features sensed from imagery or other data Rhoads, Geoffrey B.

12/106815	US	04/21/2008	Wireless methods using signature codes Rhoads, Geoffrey B.

12/620332	US	11/17/2009	Authentication of identification documents Rhoads, Geoffrey B.

CA2483419	CA	05/07/1996	Methods amd systems for processing digital media content Rhoads, Geoffrey B.

5721788	US	07/31/1992	Method and system for digital image signatures Powell, Robert D.

5809160	US	11/12/1997	Method for encoding auxiliary data within a source signal Powell, Robert D.

5930377	US	05/07/1998	Method for image encoding Powell, Robert D.

6072888	US	05/24/1999	Method for image encoding Powell, Robert D.

6628801	US	10/12/1999	Image marking with pixel modification Powell, Robert D.

6317505	US	11/03/1999	Image marking with error correction Powell, Robert D.

6137892	US	11/03/1999	Data hiding based on neighborhood attributes Powell, Robert D.

6307950	US	02/02/2000	Methods and systems for embedding data in images Powell, Robert D.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6301369	US	01/10/2001	Image marking to permit later identification Powell, Robert D.

6459803	US	04/11/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

6678392	US	07/25/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

6385330	US	08/28/2001	Method for encoding auxiliary data within a source signal Powell, Robert D.

7068811	US	03/27/2002	Protecting images with image markings Powell, Robert D.

6614915	US	06/13/2002	Image capture and marking Powell, Robert D.

7062070	US	10/21/2004	Image marking adapted to the image Powell, Robert D.

7136503	US	03/07/2005	Encoding hidden data Powell, Robert D.

7068812	US	03/07/2005	Decoding hidden data from imagery Powell, Robert D.

7412074	US	09/27/2006	Hiding codes in input data Powell, Robert D.

7280672	US	09/28/2006	Image data processing Powell, Robert D.

7593545	US	08/11/2008	Determining whether two or more creative works correspond Powell, Robert D.

12/564733	US	09/22/2009	Hiding codes in input data Powell, Robert D.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2101673	CA	07/30/1993	Method and system for digital image signatures Powell, Robert D.

CA2504316	CA	07/30/1993	Method and system for digital image signatures Powell, Robert D.

JP3837432	JP	05/09/2005	Processing method and system for secret mark of digital image Powell, Robert D.

JP4004528	JP	06/27/2006	Processing method and system for digital image signatures Powell, Robert D.

JP4009655	JP	06/27/2006	Processing method and system for password of digital image Powell, Robert D.

JP4444317	JP	08/09/2007	Method of processing digital image signature Powell, Robert D.

JP4485585	JP	08/13/2008	Processing method and system for digital image signature Powell, Robert D.

6449377	US	05/06/1998	Methods and systems for watermark processing of line art images Rhoads, Geoffrey B.

6345104	US	07/31/1998	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6580819	US	04/07/1999	Methods of producing security documents having digitally encoded data and documents employing same Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6285776	US	04/15/1999	Methods for identifying equipment used in counterfeiting Rhoads, Geoffrey B.

6724912	US	05/01/2000	Digital watermarking of physical objects Carr, J. Scott

6567534	US	07/27/2000	Methods and systems for watermark processing of line art images Rhoads, Geoffrey B.

6965873	US	10/04/2000	Electronic commerce using optical input device Rhoads, Geoffrey B.

6522771	US	01/16/2001	Processing scanned security documents notwithstanding corruptions such as rotation Rhoads, Geoffrey B.

6985600	US	03/15/2001	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

6771796	US	07/03/2001	Methods for identifying equipment used in counterfeiting Rhoads, Geoffrey B.

6804379	US	08/24/2001	Digital watermarks and postage Rhoads, Geoffrey B.

6750985	US	10/10/2001	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6754377	US	06/06/2002	Methods and systems for marking printed documents Rhoads, Geoffrey B.

6978036	US	06/10/2002	Tamper-resistant authentication techniques for identification documents Alattar, Adnan M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7720249	US	10/18/2002	Watermark embedder and reader Rhoads, Geoffrey B.

7113615	US	02/13/2003	Watermark embedder and reader Rhoads, Geoffrey B.

7263203	US	03/03/2003	Digital watermarks Rhoads, Geoffrey B.

7286684	US	06/11/2003	Secure document design carrying auxiliary machine readable information Rhoads, Geoffrey B.

6959100	US	06/11/2003	Secure document design with machine readable, variable message encoded in a visible registration pattern Rhoads, Geoffrey B.

7760902	US	05/28/2004	Content objects with computer instructions steganographically encoded therein, and associated methods Rhoads, Geoffrey B.

7539325	US	06/01/2004	Documents and methods involving multiple watermarks Rhoads, Geoffrey B.

7130087	US	06/15/2004	Methods and apparatus to produce security documents Rhoads, Geoffrey B.

7136502	US	02/03/2005	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

7239734	US	12/19/2005	Authentication of identification documents and banknotes Alattar, Adnan M.

7602977	US	10/05/2006	Digital watermarks Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7602940	US	10/05/2006	Steganographic data hiding using a device clock Rhoads, Geoffrey B.

7418111	US	10/24/2006	Methods and apparatus to process media Rhoads, Geoffrey B.

7778437	US	11/08/2006	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

7570784	US	07/03/2007	Identification and protection of security documents Alattar, Adnan M.

7796826	US	08/28/2007	Digital watermarks Rhoads, Geoffrey B.

7555139	US	10/23/2007	Secure documents with hidden signals, and related methods and systems Rhoads, Geoffrey B.

7720255	US	08/26/2008	Methods and apparatus to process video and audio media Rhoads, Geoffrey B.

12/493983	US	06/29/2009	Security document carrying machine readable pattern Rhoads, Geoffrey B.

12/534381	US	08/03/2009	Identification and protection of video Alattar, Adnan M.

12/575150	US	10/07/2009	Signal processing of audio and video data, including deriving identifying information Rhoads, Geoffrey B.

12/575168	US	10/07/2009	Digital watermarks Rhoads, Geoffrey B.

12/689898	US	01/19/2010	Methods and arrangements for composing information-carrying artwork Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
AU761566	AU	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

CA2326565	CA	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

CA2338618	CA	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

CN200710148561.6	CN	06/24/1999	Digital watermarking and methods for security documents Rhoads, Geoffrey B.

CNZL99808918.4	CN	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

EP99931962.7	EP	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

GB2353168	GB	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

GB2375254	GB	04/14/1999	Marking documents with machine-readable data and watermarks Rhoads, Geoffrey B.

HK1031013	HK	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

HK1077147	HK	06/24/1999	Digital watermarking and methods for security documents Rhoads, Geoffrey B.

IN225457	IN	06/24/1999	A substrate having a background pattern formed over at least a portion thereof and security documents formed thereon Rhoads, Geoffrey B.

JP4071261	JP	05/09/2006	Method and system using digital watermark Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2007-303525	JP	11/22/2007	Method and system using digital watermark Rhoads, Geoffrey B.

SG78503	SG	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

ZA20010615	ZA	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

6427020	US	04/15/1999	Methods and devices for recognizing banknotes and responding accordingly Rhoads, Geoffrey B.

6636615	US	11/03/1999	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6332031	US	07/14/2000	Multiple watermarking techniques for documents and other data Rhoads, Geoffrey

6744906	US	12/07/2001	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6728390	US	12/07/2001	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

6922480	US	07/29/2002	Methods for encoding security documents Rhoads, Geoffrey B.

7171020	US	11/26/2003	Method for utilizing fragile watermark for enhanced security Rhoads, Geoffrey B.

7499566	US	07/22/2005	Methods for steganographic encoding media Rhoads, Geoffrey B.

11/553406	US	10/26/2006	Methods for steganographic encoding media Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7400743	US	01/10/2007	Methods to evaluate images, video and documents Rhoads, Geoffrey B.

11/621905	US	01/10/2007	Apparatus to process images, video and objects Rhoads, Geoffrey B.

12/397073	US	03/03/2009	Methods for extracting identifying information from video and audio content Rhoads, Geoffrey B.

AU747372	AU	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

CA2318564	CA	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

CA2666703	CA	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey B.

DE69937044.2	DE	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

FR1050005	FR	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

GB1050005	GB	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

HK1032464	HK	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

6442284	US	04/30/1999	Watermark detection utilizing regions with higher probability of success Gustafson, Ammon

7013021	US	08/31/2001	Watermark detection utilizing regions with higher probability of success Sharma, Ravi K.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7574014	US	02/07/2006	Digital watermark detection utilizing host carrier information Sharma, Ravi K.

12/539093	US	08/11/2009	Signal processing utilizing host carrier information Sharma, Ravi K.

7269734	US	02/20/1998	Invisible digital watermarks Johnson, Andrew

11/695523	US	04/02/2007	Digital watermark systems and methods Johnson, Andrew

11/877486	US	10/23/2007	Digital watermark systems and methods Johnson, Andrew

11/940017	US	11/14/2007	Digital watermark systems and methods Johnson, Andrew

AU741906	AU	02/20/1998	Invisible digital watermarks Johnson, Andrew

6549638	US	11/03/1998	Methods for evidencing illicit use of a computer system or device Davis, Bruce L.

6674886	US	10/28/1999	Method and system for recognizing security documents Davis, Bruce L.

6389151	US	11/18/1999	Printing and validation of self validating security documents Carr, Jonathan Scott

6970573	US	11/09/2001	Self validating security documents utilizing watermarks Carr, Jonathan Scott

10/326575	US	12/20/2002	Personal document authentication system using watermarking Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7269275	US	11/23/2005	Physical objects and validation of physical objects Carr, J. Scott

7639837	US	01/23/2007	Identification documents and authentication of such documents Carr, Scott J.

DE69923781.5	DE	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

DE69937972.5	DE	11/13/1999	Photographic identification document Carr, Jonathan, Scott

FR1484710	FR	11/13/1999	Photographic identification document Carr, Jonathan, Scott

FR1131769	FR	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

GB1484710	GB	11/13/1999	Photographic identification document Carr, Jonathan, Scott

GB1131769	GB	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

7044395	US	11/30/1999	Embedding and reading imperceptible codes on objects Davis, Bruce L.

6804377	US	04/02/2002	Detecting information hidden out-of-phase in color channels Reed, Alastair M.

6891959	US	04/02/2002	Hiding information out-of-phase in color channels Reed, Alastair M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6912295	US	04/02/2002	Enhancing embedding of out-of-phase signals Reed, Alastair M.

6869023	US	06/14/2002	Linking documents through digital watermarking Hawes, Jonathan L.

7152786	US	04/22/2004	Identification document including embedded data Brundage, Trent J.

11/082182	US	03/15/2005	Associating media through steganography Hawes, Jonathan L.

11/383684	US	05/16/2006	Embedding and reading codes on objects Davis, Bruce L.

11/613088	US	12/19/2006	Authentication methods and systems including embedded auxiliary data Brundage, Trent J.

EP02744779.6	EP	07/01/2002	Hiding information out-of-phase in color channels Reed, Alastair M.

6608919	US	02/29/2000	Method and apparatus for encoding paper with information Alattar, Adnan M.

7050201	US	08/14/2003	Method and apparatus for encoding paper with information Alattar, Adnan M.

7427334	US	05/22/2006	Method and apparatus for encoding substrates with information Alattar, Adnan M.

12/236307	US	09/23/2008	Processes for encoding substrates with information and related substrates Alattar, Adnan M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/531076	US	03/18/2000	System for linking from objects to remote resources Rhoads, Geoffey B.

7206820	US	04/12/2000	System for linking from object to remote resource Rhoads, Geoffrey B.

11/735292	US	04/13/2007	Methods and systems useful in linking from objects to remote resources Rhoads, Geoffrey B.

11/867480	US	10/04/2007	Methods for linking from objects to remote resources Rhoads, Geoffrey B.

11/924914	US	10/26/2007	Systems and methods for processing content objects Ramos, Daniel O.

12/273343	US	11/18/2008	Method for enhancing content using persistent content identification Ramos, Daniel O.

EP01909242.8	EP	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

HK03101649.0	HK	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

JP2001-560828	JP	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

KR10-0799090	KR	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

KR10-0878338	KR	06/26/2007	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
KR10-0920320	KR	08/25/2008	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

7164413	US	08/06/2004	Enhanced input peripheral Davis, Bruce L.

6714683	US	08/24/2000	Wavelet based feature modulation watermarks and related applications Tian, Jun

6683966	US	10/11/2000	Watermarking recursive hashes into frequency domain regions Tian, Jun

7181042	US	10/09/2003	Digital authentication with digital and analog documents Tian, Jun

11/675505	US	02/15/2007	Digital authentication with digital and analog documents Tian, Jun

6763122	US	10/23/2000	Watermarking an image in color plane separations and detecting such watermarks Rodriguez, Tony

6973197	US	05/22/2002	Watermarking with separate application of the grid and payload signals Miller, Marc

7039214	US	06/14/2002	Embedding watermark components during separate printing stages Miller, Marc D.

7346776	US	12/06/2000	Authenticating media signals by adjusting frequency characteristics to reference values Levy, Kenneth L.

6961444	US	09/10/2001	Time and object based masking for video watermarking Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7197164	US	11/01/2005	Time-varying video watermark Levy, Kenneth L.

12/050820	US	03/18/2008	Watermarking a media signal by adjusting frequency domain values and adapting to the media signal Levy, Kenneth L.

6631198	US	06/19/2000	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

6633654	US	12/13/2000	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

7088844	US	10/10/2003	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

7483547	US	08/02/2006	Perceptual modeling of media signals for data hiding Hannigan, Brett T.

12/360549	US	01/27/2009	Perceptual modeling of media signals for data hiding Hannigan, Brett T.

6788800	US	07/25/2000	Authenticating objects using embedded data Carr, J. Scott

6823075	US	02/02/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

AU277147	AU	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

EP01954933.6	EP	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2002-514649	JP	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

7298864	US	02/15/2001	Digital watermarks as a gateway and control mechanism Jones, Kevin C.

11/943361	US	11/20/2007	Digital watermarks as a gateway and control mechanism Jones, Kevin C.

7111168	US	02/21/2001	Digital watermarking systems Lofgren, Neil

7142691	US	03/16/2001	Watermark embedding functions in rendering description files Levy, Kenneth L.

10/028751	US	12/21/2001	Watermark systems for media Levy, Kenneth L.

7123740	US	12/21/2001	Watermark systems and methods Mckinley, Tyler J.

7412072	US	07/10/2002	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

10/973934	US	10/25/2004	Digital watermarking apparatus and methods Hannigan, Brett T.

11/530391	US	09/08/2006	Systems and methods facilitating communication with remote computers Seder, Phillip Andrew

11/548167	US	10/10/2006	Watermark systems and methods Mckinley, Tyler J.

11/564225	US	11/28/2006	Watermark embedding functions adapted for transmission channels Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/116633	US	05/07/2008	Systems and methods facilitating communication with remote computers Lofgren, Neil E.

7778442	US	08/11/2008	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

12/331129	US	12/09/2008	Media methods and systems Levy, Kenneth L.

AU277047	AU	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

CA2416530	CA	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

DE60127689	DE	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

EP07004478.9	EP	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

FR1311973	FR	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

GB1311973	GB	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

JP2002-514579	JP	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

KR10-0865249	KR	01/20/2003	Using embedded data with file sharing Levy, Kenneth L.

7020303	US	03/16/2001	Feature-based watermarks and watermark detection strategies Levy, Kenneth L.

7305104	US	11/17/2004	Authentication of identification documents using digital watermarks Carr, J. Scott

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7424131	US	02/03/2005	Authentication of physical and electronic media objects using digital watermarks Alattar, Adnan M.

7508955	US	10/26/2007	Authentication of objects using steganography Carr, J. Scott

12/207211	US	09/09/2008	Authentication of physical and electronic media objects using digital watermarks Alattar, Adnan M.

12/406802	US	03/18/2009	Steganographic encoding methods and apparatus Carr, J. Scott

6694041	US	10/11/2000	Halftone watermarking and related applications Brunk, Hugh L.

6760464	US	04/20/2001	Halftone watermarking and related applications Brunk, Hugh L.

7020349	US	02/17/2004	Halftone watermarking and related applications Brunk, Hugh L.

6993154	US	05/28/2004	Measuring digital watermark strength using error correction coding metrics Brunk, Hugh L.

7098931	US	05/15/2001	Image management system and methods using digital watermarks Patterson, Phillip R.

6664976	US	03/13/2002	Image management system and methods using digital watermarks Lofgren, Neil E.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6483927	US	06/28/2001	Synchronizing readers of hidden auxiliary data in quantization-based data hiding schemes Brunk, Hugh L.

6580809	US	03/22/2002	Quantization-based data hiding employing calibration and locally adaptive quantization Stach, John

7076082	US	11/18/2002	Media signal filtering for use in digital watermark reading Sharma, Ravi K.

7454033	US	03/22/2002	Quantization-based data hiding employing calibration and locally adaptive quantization Stach, John

7376242	US	12/19/2003	Quantization-based data embedding in mapped data Bradley, Brett A.

7391881	US	07/11/2006	Curve fitting for synchronizing readers of hidden auxiliary data Sharma, Ravi K.

7769202	US	05/20/2008	Quantization-based data embedding in mapped data Bradley, Brett A.

12/273423	US	11/18/2008	Signal embedding and detection using circular structures in a transform domain of a media signal Stach, John

6608911	US	08/06/2001	Digitally watermaking holograms for use with smart cards Lofgren, Neil

6782115	US	10/28/2002	Watermark holograms Decker, Stephen K.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6882737	US	06/18/2003	Digitally watermarking holograms for identity documents Lofgren, Neil E.

11/090968	US	03/23/2005	Digitally watermarking holograms Decker, Stephen K.

09/952475	US	09/11/2001	Content sensitive connected content Levy, Kenneth L.

7248715	US	09/20/2001	Digitally watermarking physical media Levy, Kenneth L.

6320680	US	06/18/1998	Stochastic scanning documents to change moire effects Rhoads, Geoffrey B.

6631015	US	08/15/2001	Stochastic scanning documents to change moire effects Rhoads, Geoffrey B.

7656565	US	10/03/2003	Exploiting random motion during scanning to yield improved image Rhoads, Geoffrey B.

12/694518	US	01/27/2010

7246239	US	08/23/2001	Digital watermarks for checking authenticity of printed objects Rodriguez, Tony F.

7277468	US	09/10/2001	Measuring quality of service of broadcast multimedia signals using digital watermark analyses Tian, Jun

7607016	US	10/26/2001	Including a metric in a digital watermark for media authentication Brunk, Hugh L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/779061	US	07/17/2007	Digital watermarks for checking authenticity of printed objects Rodriguez, Tony F.

7656930	US	10/02/2007	Assessing quality of service using digital watermark information Tian, Jun

12/582398	US	10/20/2009	Benchmarks for digital watermarking Brunk, Hugh L.

JP4199540	JP	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

JP4187749	JP	03/24/2006	Halftone watermarking and related applications Brunk, Hugh L.

7756892	US	09/11/2001	Using embedded data with file sharing Levy, Kenneth L.

11/925594	US	10/26/2007	Using object identifiers with content distribution Levy, Kenneth L.

6366680	US	11/22/1999	Adjusting an electronic camera to acquire a watermarked image Brunk, Hugh

6546116	US	11/13/2001	Adjusting an electronic camera to acquire an image Brunk, Hugh

7266704	US	04/18/2002	User-friendly rights management systems and methods Levy, Kenneth L.

7587601	US	06/14/2005	Digital watermarking methods and apparatus for use with audio and video content Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/208441	US	08/19/2005	Rights management systems and methods using digital watermarking Levy

11/847914	US	08/30/2007	Rights management system and methods Levy, Kenneth L.

11/865557	US	10/01/2007	Rights management systems and methods using content identifiers Levy, Kenneth L.

6965683	US	12/20/2001	Routing networks for use with watermark systems Hein, Iii, William C.

7369676	US	11/15/2005	Routing networks for use with content linking systems Hein, Iii, William C.

7747037	US	05/06/2008	Routing networks for use with content linking systems Hein, Iii, William C.

6975744	US	12/20/2001	Detection of multiple watermarks and improved watermark calibration signals Sharma, Ravi K.

7389420	US	10/18/2001	Content authentication and recovery using digital watermarks Tian, Jun

12/138198	US	06/12/2008	Content authentication and recovery using digital watermarks Tian, Jun

6993150	US	01/17/2002	Halftone primitive watermarking and related applications Haynes, Mark E.

10/053488	US	11/02/2001	Parallel processing of digital watermarking operations Mckinley, Tyler J.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/371374	US	03/07/2006	Batch identifier registration and embedding in media signals Mckinley, Tyler J.

6993149	US	09/25/2001	Embedding digital watermarks in spot colors Brunk, Hugh L.

6763124	US	02/11/2002	Embedding digital watermarks in spot colors Alattar, Osama M.

10/122141	US	04/12/2002	Watermark systems and methods Anglin, Hugh W.

7046819	US	04/24/2002	Encoded reference signal for digital watermarks Sharma, Ravi K.

7489801	US	05/16/2006	Encoding and decoding signals for digital watermarking Sharma, Ravi K.

7706570	US	02/09/2009	Encoding and decoding auxiliary signals Sharma, Ravi K.

12/768519	US	04/27/2010

7502759	US	05/02/2002	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

12/400476	US	03/09/2009	Methods and related toy and game applications using encoded information Hannigan, Brett T.

10/172733	US	06/13/2002	Watermarking to set video usage permissions Davis, Bruce L.

7263202	US	06/13/2002	Watermarking to control video recording Davis, Bruce L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/172735	US	06/13/2002	Watermarking and electronic program guides Davis, Bruce L.

7697718	US	07/10/2007	Methods employing topical subject criteria in video processing Davis, Bruce L.

7778441	US	07/10/2007	Methods employing topical subject criteria in video processing Davis, Bruce L.

12/758616	US	04/10/2010	Methods employing stored preference data to identify video of interest to a cosumer Davis, Bruce L.

6442283	US	01/11/1999	Multimedia data embedding Tewfik, Ahmed

6751337	US	08/26/2002	Digital watermark detecting with weighting functions Tewfik, Ahmed

7454034	US	06/15/2004	Digital watermarking of tonal and non-tonal components of media signals Tewfik, Ahmed

12/273479	US	11/18/2008	Multimedia data embedding and decoding Tewfik, Ahmed

7151854	US	09/05/2002	Pattern recognition of objects in image streams Shen, Lance Lixin

7684623	US	12/19/2006	Pattern recognition of objects in image streams Shen, Lance Lixin

7027612	US	09/11/2002	Marking physical objects and related systems and methods Patterson, Philip R.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/275197	US	04/30/2001	Digital watermarking systems Sharma, Ravi K

7577841	US	11/19/2002	Watermark placement in watermarking of time varying media signals Celik, Mehmet U.

7187780	US	12/13/2002	Image processing methods using reversible watermarking Tian, Jun

7515730	US	12/13/2002	Progressive image quality control using watermarking Tian, Jun

10/435612	US	05/08/2003	Transforming data files into logical storage units for auxiliary data through reversible watermarks Lofgren, Neil E.

7542587	US	03/06/2007	Content processing methods using reversible watermarking Tian, Jun

12/419830	US	04/07/2009	Progressive image quality control using watermarking Tian, Jun

12/476844	US	06/02/2009	Content processing methods using reversible watermarking Tian, Jun

7561714	US	12/12/2002	Reversible watermarking Tian, Jun

7006662	US	05/08/2003	Reversible watermarking using expansion, rate control and iterative embedding Alattar, Adnan M.

7599518	US	02/28/2006	Reversible watermarking using expansion, rate control and iterative embedding Alattar, Adnan M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/574626	US	10/06/2009

7231061	US	01/21/2003	Adaptive prediction filtering for digital watermarking Bradley, Brett A.

7688996	US	06/12/2007	Adaptive prediction filtering for digital watermarking Bradley, Brett A.

12/750579	US	03/30/2010	Adaptive prediction filtering for encoding/decoding digital signals in media content Bradley, Brett A.

7020304	US	01/22/2003	Digital watermarking and fingerprinting including synchronization, layering, version control, and compressed embedding Alattar, Adnan M.

11/389560	US	03/23/2006	Digital watermarking and fingerprinting including synchronization, layering, version control, and compressed embedding Alattar

6512837	US	10/11/2000	Watermarks carrying content dependent signal metrics for detecting and characterizing signal alteration Ahmed, Farid

6771797	US	01/27/2003	Watermarks carrying content dependent signal metrics for detecting and characterizing signal alteration Ahmed, Farid

7065228	US	10/31/2002	Injection molding process including digital watermarking and articles manufactured from injection molding process Brundage, Trent J.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7162052	US	02/05/2003	Steganographically encoding specular surfaces Brundage, Trent J.

7403633	US	01/09/2007	Steganographically encoding metallic, shiny or specular surfaces Brundage, Trent J.

7760906	US	07/22/2008	Steganographic encoding Brundage, Trent J.

7254249	US	02/20/2003	Embedding location data in video Rhoads, Geoffrey B.

11/835142	US	08/07/2007	embedding location data in video Rhoads, Geoffrey B.

7502937	US	03/04/2003	Digital watermarking security systems Mckinley, Tyler J.

12/401394	US	03/10/2009	Decoding information to allow access to computerized systems Mckinley, Tyler J.

10/423489	US	04/25/2003	Image management system and methods using digital watermarks Rhoads, Geoffrey B.

7197160	US	04/25/2003	Geographic information systems using digital watermarks Rhoads, Geoffrey B.

7502490	US	10/04/2006	Geographic information systems using digital watermarks Rhoads, Geoffrey B.

12/401412	US	03/10/2009	Systems and methods using identifying data derived or extracted from video, audio or images Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6577746	US	12/28/1999	Watermark-based object linking and embedding Evans, Douglas B.

6917691	US	05/29/2003	Substituting information based on watermark-enable linking Evans, Douglas B.

7209573	US	06/03/2005	Substituting images in copies based on digital watermarks Evans, Douglas B.

7362879	US	04/24/2007	Substituting objects based on steganographic encoding Evans, Douglas B.

7773770	US	04/22/2008	Substituting or replacing components in media objects based on steganographic encoding Evans, Douglas B.

7519819	US	05/29/2002	Layered security in digital watermarking Bradley, Brett Alan

10/449827	US	05/29/2003	Layered security in digital watermarking Brett T. Hannigan

12/422715	US	04/13/2009	Layered security in digital watermarking Bradley, Brett Alan

6594373	US	07/19/2000	Multi-carrier watermarks using carrier signals modulated with auxiliary messages Gustafson, Ammon E.

6915002	US	07/14/2003	Multi-carrier watermarks using carrier signals modulated with auxiliary messages Gustafson, Ammon E.

7567721	US	08/06/2003	Digital watermarking of low bit rate video Alattar, Adnan M.

12/510983	US	07/28/2009	Digital watermarking of low bit rate video Alattar, Adnan M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7152021	US	08/06/2003	Computing distortion of media signals embedded data with repetitive structure and log-polar mapping Alattar, Adnan M.

7529647	US	12/19/2006	Computing distortion of media signals using embedded data with repetitive structure and log-polar mapping Alattar, Adnan M.

11/622373	US	01/11/2007	Methods utilizing steganography Carr, Scott J.

6625297	US	02/10/2000	Self-orienting watermarks Bradley, Brett A.

6993153	US	09/23/2003	Self-orienting watermarks Bradley, Brett A.

10/686547	US	10/14/2003	Digital watermarking for identification documents Carr, J. Scott

11/527361	US	09/25/2006	Identification document and related methods Brundage, Trent J.

11/877463	US	10/23/2007	Detecting media areas likely of hosting watermarks Brundage, Trent J.

6650761	US	06/29/1999	Watermarked business cards and methods Rodriguez, Tony F.

7377421	US	04/02/2004	Methods and systems for interacting with printed articles, such as posters Rhoads, Geoffrey B.

11/058917	US	02/15/2005	Collateral data combined with user characteristics to select web site Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7628320	US	05/23/2008	Methods and systems for interacting with physical objects Rhoads, Geoffrey B.

12/633646	US	12/08/2009	Methods and systems for interacting with physical objects Rhoads, Geoffrey B.

10/723181	US	11/26/2003	Automated methods for distinguishing copies from original printed objects Rodriguez, Tony F.

7763179	US	12/19/2003	Color laser engraving and digital watermarking Levy, Kenneth L.

6674876	US	09/14/2000	Watermarking in the time-frequency domain Hannigan, Brett T.

7330562	US	01/05/2004	Watermarking in the time-frequency domain Hannigan, Brett T.

7711144	US	02/12/2008	Watermarking employing the time-frequency domain Hannigan, Brett T.

12/773536	US	05/04/2010	Signal hiding employing feature modification Hannigan, Brett T.

10/794395	US	03/05/2004	Camera, camera accessories for reading digital watermarks, digital watermarking method and systems, and embedding digital watermarks with metallic inks Brundage, Trent J.

EP04718025.2	EP	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

JP2006-509158	JP	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7606790	US	03/03/2004	Integrating and enhancing searching of media content and biometric databases Levy, Kenneth L.

12/582572	US	10/20/2009	Integrating and enhancing searching of media content and biometric databases Levy, Kenneth L.

7352878	US	04/15/2004	Human perceptual model applied to rendering of watermarked signals Reed, Alastair M.

12/057745	US	03/28/2008	Perceptability model applied to watermark signals Reed, Alastair M.

6724914	US	10/16/2001	Progressive watermark decoding on a distributed computing platform Brundage, Trent J.

7227972	US	04/20/2004	Progressive watermark decoding on a distributed computing platform Brundage, Trent J.

7676060	US	06/05/2007	Distributed content identification Brundage, Trent J.

12/720555	US	03/09/2010	Distributed decoding of digitally encoded media signals Brundage, Trent J.

6766102	US	09/20/1999	Methods for reading watermarks in unknown data types, and dvd drives with such functionality Rhoads, Geoffrey B.

10/841970	US	05/06/2004	Methods for reading watermarks in unknown data types, and dvd drives with such functionality Inventor: Geoffrey B. Rhoads

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7392394	US	06/10/2004	Digital watermarking with variable orientation and protocols Levy, Kenneth L.

12/145373	US	06/24/2008	Digital watermarking with variable orientation and protocols Levy, Kenneth L.

10/871349	US	06/17/2004	Watermarking electronic text documents Alattar, Adnan M.

7570781	US	07/07/2004	Embedded data in gaming objects for authentication and association of behavior information Rhoads, Geoffrey B.

12/534539	US	08/03/2009	Interactive gaming objects Rhoads, Geoffrey B.

7213757	US	09/13/2004	Emerging security features for identification documents Jones, Robert L.

7427030	US	05/08/2007	Security features for objects and method regarding same Jones, Robert L.

7762468	US	09/22/2008	Readers to analyze security features on objects Jones, Robert L.

7443537	US	09/29/2004	Methods and apparatuses for printer recalibration Reed, Alastair M.

12/105647	US	04/18/2008	Methods and apparatuses for printer calibration Reed, Alastair M.

12/259720	US	10/28/2008	Methods and apparatuses for printer calibration Reed, Alastair M.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7480393	US	12/10/2004	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

12/356489	US	01/20/2009	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

11/051502	US	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through dgital watermarking Rodriguez, Tony F.

11/672330	US	02/07/2007	Digital watermarking methods, systems and apparatus Rodriguez, Tony F.

7616777	US	02/07/2007	Digital watermarking methods, systems and apparatus Rodriguez, Tony F.

12/564754	US	09/22/2009	Watermarking methods, systems and apparatus Inventors: Tony F. Rodriguez

11/082179	US	03/15/2005	Watermark payload encryption methods and systems Sharma, Ravi K.

11/084689	US	03/17/2005	Digital watermarking for workflow Levy, Kenneth L.

7370190	US	04/06/2005	Data processing systems and methods with enhanced bios functionality Calhoon, Sean

12/115341	US	05/05/2008	Data processing systems and methods Calhoon, Sean

6899475	US	01/30/2002	Watermarking a page description language file Walton, Scott E

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/142827	US	05/31/2005	Watermarking a page description language file Walton, Scott E

7450734	US	06/13/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

11/152685	US	06/13/2005	Metadata management and generation using digital watermarks Rodriguez

12/211620	US	09/16/2008	Internet and database searching with handheld devices Rodriguez, Tony F.

JP2007-518107	JP	06/13/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

6952485	US	09/11/2000	Watermark encoding and decoding in imaging devices and imaging device interfaces Davidson, Clayton L.

7657057	US	10/04/2005	Watermark encoding and decoding Davidson, Clayton L.

12/698651	US	02/02/2010	Watermark decoding from streaming media Davidson, Clayton L.

11/244907	US	10/05/2005	Linking from paper invoices and statements to on-line resources Brundage, Trent J.

6970886	US	05/25/2000	Consumer driven methods for associating content indentifiers with related web addresses Conwell, William Y.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/286134	US	11/23/2005	Consumer driven methods for associating content identifiers with related web addresses Conwell, William Y.

7043048	US	06/01/2000	Capturing and encoding unique user attributes in media signals Ellingson, Eric E.

7769208	US	05/08/2006	Capturing and encoding unique user attributes in media signals Ellingson, Eric E.

7072487	US	01/26/2001	Watermark detection using adaptive color projections Reed, Allister

11/427265	US	06/28/2006	Digital watermark detection using predetermined color projections Reed, Allister

7249257	US	04/10/2001	Digitally watermarked maps and signs and related navigational tools Brundage, Trent J.

11/537965	US	10/02/2006	Digital watermarked imagery, video, maps and signs Brundage, Trent

7506169	US	07/23/2007	Digital watermarking maps and signs, and related navigational tools Brundage, Trent J.

12/405937	US	03/17/2009	Handheld devices and methods for extracting data Brundage,Trent

7194106	US	04/03/2003	Creating electronic forms through digital watermarking Brundage, Trent J.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7738658	US	03/20/2007	Electronic forms including digital watermarking Brundage, Trent J.

12/814138	US	06/11/2010	Electronic forms using indicia, sometimes hidden indicia Brundage, Trent J.

7218751	US	06/29/2001	Generating super resolution digital images Reed, Alastair M.

11/748851	US	05/15/2007	Methods for generating enhanced digital images Reed, Alastair M.

7346184	US	05/02/2000	Processing methods combining multiple frames of image data Carr, J. Scott

12/050000	US	03/17/2008	Methods combining multiple frames of image data Carr, J. Scott

7508944	US	06/02/2000	Using classification techniques in digital watermarking Brunk, Hugh L.

12/408529	US	03/20/2009	Using classification techniques in digital watermarking Brunk, Hugh L.

7657064	US	09/26/2000	Methods of processing text found in images Conwell, William Y.

12/691608	US	01/21/2010	Method and systems for processing text found in images Conwell, William Y.

CA2502232	CA	10/14/2003	Identification document and related methods Brundage, Trent J.

EP03779118.3	EP	10/14/2003	Identification document and related methods Brundage, Trent J.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
HK06100621.1	HK	10/14/2003	Identification document and related methods Brundage, Trent J.

EP01942456.3	EP	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

JP2001-552328	JP	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

KR10-0865247	KR	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

7392392	US	12/13/2001	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

EP02797258.7	EP	12/09/2002	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

JP2003-553418	JP	12/09/2002	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

EP03790079.2	EP	11/26/2003	Systems and methods for authentication of print media Rodriguez, Tony F.

JP4510643	JP	11/26/2003	Systems and methods for authentication of print media Rodriguez, Tony F.

EP05722787.8	EP	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through digital watermarking Rodriguez, Tony F.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2006-552319	JP	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through digital watermarking Rodriguez, Tony F.

EP05729199.9	EP	03/18/2005	Watermark payload encryption methods and systems Sharma, Ravi K.

6735324	US	07/31/2000	Digital watermarks and trading cards Mckinley, Tyler J.

6961442	US	03/09/2001	Watermarking a carrier on which an image will be placed or projected Hannigan, Brett T.

5710834	US	05/08/1995	Method and apparatus responsive to a code signal conveyed through a graphic image Rhoads, Geoffrey B.

5748783	US	05/08/1995	Method and apparatus for robust information coding Rhoads, Geoffrey B.

6959098	US	11/30/1999	Method and system for determining image transformation Alattar, Adnan M.

7010144	US	01/13/2000	Associating data with images in imaging systems Davis, Bruce L.

7143949	US	04/05/2000	Internet-linking scanner Hannigan, Brett T.

7191156	US	05/01/2000	Digital watermarking systems Seder, Phillip Andrew

09/562517	US	05/01/2000	Audio and video content-based methods Davis, Bruce L.

7689532	US	07/20/2000	Using embedded data with file sharing Levy, Kenneth L.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/697015	US	10/25/2000	Access control system and methods Davis, Bruce L.

6513717	US	12/07/2000	Integrated cursor control and scanner device Hannigan, Brett T.

7068809	US	08/27/2001	Segmentation in digital watermarking Stach, John

6975745	US	10/25/2001	Synchronizing watermark detectors in geometrically distorted signals Bradley, Brett A.

10/086180	US	02/25/2002	Distribution and use of trusted photos Davis, Bruce L.

6987861	US	03/19/2002	Security arrangements for printed documents Rhoads, Geoffrey B.

7072490	US	11/22/2002	Symmetry watermark Stach, John

11/875551	US	10/19/2007	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

12/244531	US	10/02/2008	Methods and systems for user-association of visual stimuli with corresponding responses Rhoads, Geoffrey B.

12/543414	US	08/18/2009	Watermark placement in watermarking of time varying media signals Celik, Mehmet U.

12/555618	US	09/08/2009	Processing audio or video content with multiple watermark layers Levy, Kenneth L.

12/644534	US	12/22/2009	Identification documents and authentication of such documents Carr, J. Scott

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/687687	US	01/14/2010	Digital watermarking video captured from airborne platforms Rhoads, Geoffrey B.

12/689453	US	01/19/2010	Controlling use of audio or image content Rhoads, Geoffrey B.

12/689465	US	01/19/2010	Connected audio content Levy, Kenneth L.

12/692451	US	01/22/2010	Watermark synchronization signals conveying payload data Sharma, Ravi K.

12/692470	US	01/22/2010	Assessing quality of service using digital watermark information Tian, Jun

12/711906	US	02/24/2010	Methods and apparatus to process imagery or audio content Rhoads, Geoffrey B.

12/727838	US	03/19/2010	System for managing display and retrieval of image content on a network with image identification and linking to network content Ramos, Daniel O.

12/750532	US	03/30/2010	Content identification and management in content distribution networks Levy, Kenneth L.

12/755145	US	04/06/2010	Color image or video processing Reed, Alastair M.

12/755149	US	04/06/2010	Color image or video processing Reed, Alastair M.

12/755160	US	04/06/2010	Audio processing Rhoads, Geoffrey B.

12/755167	US	04/06/2010	Steganographic encoding for video and images Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/759311	US	04/13/2010	Methods for analyzing electronic media including video and audio Rhoads, Geoffrey B.

12/761230	US	04/15/2010	Watermark systems and methods Anglin, Hugh

12/762957	US	04/19/2010	Location-based arrangements employing mobile devices Rhoads, Geoffrey B.

12/763847	US	04/20/2010	Audio and video signal processing Rhoads, Geoffrey B.

12/777524	US	05/11/2010	Wireless methods and devices employing plural-bit data derived from audio information Rhoads, Geoffrey B.

12/787225	US	05/25/2010	Methods and systems for steganographic processing Rhoads, Geoffrey B.

12/787235	US	05/25/2010	Digital authentication with analog documents Rhoads, Geoffrey B.

12/814218	US	06/11/2010	Digital watermarking in data representing color channels Reed, Alastair M.

12/820744	US	06/22/2010	Audio-based, location-related methods Rhoads, Geoffrey B.

12/821956	US	06/23/2010	Method and apparatus for associating identifiers with content Rhoads, Geoffrey B.

12/826525	US	06/29/2010	Routing networks for use with content linking systems Hein, William C., Iii

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/831116	US	07/06/2010	Error processing of steganographic message signals Rhoads, Geoffrey B.

12/835535	US	07/13/2010	Using embedded data with file sharing Levy, Kenneth L.

12/835542	US	07/13/2010	Encoding and decoding media signals Rhoads, Geoffrey B.

12/839110	US	07/19/2010	Content objects with computer instructions steganographically encoded therein, and associated methods Rhoads, Geoffrey B.

12/839907	US	07/20/2010	Wireless mobile phone methods Rhoads, Geoffrey B

12/840073	US	07/20/2010	Steganographic encoding Brundage, Trent J

12/844633	US	07/27/2010	Color laser engraving Levy, Kenneth L.

12/844651	US	07/27/2010	Apparatus to analyze security features on objects Reed, Alastair M.

12/849514	US	08/03/2010	Bi-directional image capture methods and apparatuses Ellingson, Eric E.

12/849726	US	08/03/2010	Quantization-based data embedding in mapped data Bradley, Brett A.

12/852253	US	08/03/2010	Methods and devices involving imagery and gestures Rhoads, Geoffrey B.

12/853964	US	08/10/2010	Substituting or replacing components in sound based on steganographic encoding Evans, Douglas B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
12/858240	US	08/17/2010	Printing media and methods employing digital watermarking Rhoads, Geoffrey B.

12/858259	US	08/17/2010	Methods employing topical subject criteria in video processing Davis, Bruce L.

12/858351	US	08/17/2010	Variable message coding protocols for encoding auxiliary data in media signals Sharma, Ravi K.

12/872989	US	08/31/2010	Methods for controlling rendering of images and video Rhoads, Geoffrey B.

12/876920	US	09/07/2010	Methods and devices employing content identifiers Rhoads, Geoffrey B.

11/082217	US	3/15/2005	Watermark payload encryption for media including multiple watermarks Levy, Kenneth L.

11/152686	US	6/13/2005	Digital watermarking methods, programs and apparatus Rodriguez; Tony F.; Stach; John; Reed; Alastair M.

12/562883	US	9/18/2009	Digital watermarking methods, programs and apparatus Rodriguez; Tony F.; Stach; John; Reed; Alastair M.

11/740,140	US	4/25/2007	Methods and Systems Responsive to Features Sensed From Imagery or Other Data Rhoads, Geoffrey B.

SCHEDULE B

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2010-158011	JP	6/13/2005	DIGITAL ASSET MANAGEMENT, TARGETED SEARCHING AND DESKTOP SEARCHING USING DIGITAL WATERMARKS Rodriguez, Tony F.

HK9108777.3	HK	5/7/1996	METHOD OF EMBEDDING A MACHINE READABLE STEGANOGRAPHIC CODE IN A DOCUMENT Rhoads, Geoffrey B.

EP10166581.8	EP	2/14/2001	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE Ramos, Daniel O

JP2010-049197	JP	3/5/2010	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE Ramos, Daniel O.

SCHEDULE B

SCHEDULE C

TRANSFER OF RIGHTS IN ABANDONED ASSETS

Digimarc Corporation, an Oregon corporation, having offices at 9405 SW Gemini Drive, Beaverton, OR 97008, (“Licensor”), has granted to IV Digital Multimedia Inventions LLC, a Delaware limited liability company, having an office at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Licensee”), the exclusive, worldwide, transferable, sublicensable license of all its rights of any kind conferred by the patents, patent applications, and provisional patent applications listed in the attached Appendix.

Licensor assigns to Licensee the rights, if any, to revive prosecution of claims under such assets and to sue or otherwise enforce any claims under such assets for past, present or future infringement.

Licensor hereby authorizes the respective patent office or governmental agency in each jurisdiction to make available to Licensee all records regarding the Abandoned Assets.

DATED this 5th day of October, 2010.

LICENSOR:

DIGIMARC CORPORATION

By:
Robert Chamness
Chief Legal Officer and Secretary

SCHEDULE C

APPENDIX

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
08/154866	US	11/18/1993	Method and apparatus for positive identification of audio signals, images, and other forms of signals with inherent noise Rhoads, Geoffrey B.

08/215289	US	03/17/1994	Identification/authentication system using robust, distributed coding Rhoads, Geoffrey B.

5862260	US	05/16/1996	Methods for surveying dissemination of proprietary empirical data Rhoads, Geoffrey B.

09/150147	US	09/09/1998	Steganographic system Rhoads, Geoffrey B.

09/151492	US	09/11/1998	Methods and tangible objects employing steganographically encoded date information Davis, Bruce L.

09/337590	US	06/21/1999	Electronic payment system for content delivery Rhoads, Geoffrey B.

09/342971	US	06/29/1999	Advertising employing watermarking Rodriguez, Tony F.

09/343101	US	06/29/1999	Enhanced input peripheral Davis, Bruce L.

09/343104	US	06/29/1999	Paper products and physical objects as means to access and control a computer or to navigate over or act as a portal on a network Rodriguez, Tony F.

09/413117	US	10/06/1999	Methods for making images Rhoads, Geoffrey B.

09/482749	US	01/13/2000	Watermark embedder and reader Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/491534	US	01/26/2000	Data transmission by watermark proxy Davis, Bruce L.

09/496380	US	02/02/2000	System for detecting embedded data in audio notwithstanding variation in playback speed Rhoads, Geoffrey B.

09/507096	US	02/17/2000	Associating data with media signals using embedded signals Davis, Bruce L.

09/515826	US	02/29/2000	Paper products and physical objects as means to access and control a computer or to navigate over or act as a portal on a network Rodriguez, Tony F.

09/552998	US	04/19/2000	Watermark technology as applied to irregular objects Hannigan, Brett T.

09/567405	US	05/08/2000	Postal methods and systems Carr, J. Scott

09/629649	US	08/01/2000	Postal methods and systems employing digital watermarks Carr, J. Scott

09/633587	US	08/07/2000	Document management using adhesive notes Rhoads, Geoffrey B.

09/689289	US	10/11/2000	Printing media and methods employing digital watermarks Carr, J. Scott

09/768941	US	01/23/2001	Computer system linked by using information in data objects Rhoads, Geoffrey B.

09/800094	US	03/05/2001	Payment-based systems for internet music Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/804679	US	03/12/2001	Media commerce system employing watermarks Rhoads, Geoffrey B.

09/804692	US	03/12/2001	Internet media commerce system Rhoads, Geoffrey B.

09/972792	US	10/05/2001	Embedding information in a digital image digitized from a developed photographic film Rhoads, Geoffrey B.

10/074680	US	02/11/2002	Data hiding through arrangement of objects Stach, John

10/109437	US	03/26/2002	Methods for marking images Rhoads, Geoffrey B.

10/112884	US	03/29/2002	Smart images and image bookmarks for an internet browser Ramos, Daniel O.

10/121433	US	04/11/2002	Watermark reading kiosks Seder, Phillip Andrew

10/125053	US	04/12/2002	Digital watermarking employing noise model Rhoads, Geoffrey B.

10/244143	US	09/12/2002	Postal meters and systems employing watermarking Rhoads, Geoffrey B.

10/301528	US	11/20/2002	Postal applications including digital watermarks Carr, J. Scott

10/374672	US	02/25/2003	Media-independent document security method and apparatus Rhoads, Geoffrey B.

10/791213	US	03/01/2004	Applying digital watermarks using printing process correction Reed, Alastair M.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/359756	US	02/21/2006	User control and activation of watermark enabled objects Rhoads

11/671869	US	02/06/2007	Methods and devices employing content identifiers Rhoads, Geoffrey B.

60/056968	US	08/26/1997	Video watermarking Rhoads, Geoffrey B.

60/134782	US	05/19/1999	Methods and systems employing digital watermarking Rhoads, Geoffrey B.

60/263490	US	01/22/2001	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

60/350505	US	01/18/2002	Data hiding through arrangement of objects Stach, John

90/005829	US	10/20/2000	Steganographic system Rhoads, Geoffrey B.

90/005911	US	01/16/2001	Signal processing to hide plural-bit information in image, video, and audio data Rhoads, Geoffrey B.

AU2005205804	AU	09/02/2005	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

AU48513/00	AU	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

AU51457/00	AU	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey, B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2301218	CA	08/24/1998	Method and apparatus for watermarking video images Davidson, Clay

CH1389011	CH	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

EP1003324	EP	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

EP00110633.5	EP	05/18/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Grossi, Brian J.

EP1049320	EP	05/07/1996	Initiating a link between computers based on the decoding of an address steganographically embedded in an audio object Rhoads, Geoffrey B.

EP00930749.7	EP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

EP00973865.9	EP	10/25/2000	Methods for optimizing watermark detection Rhoads, Geoffrey B.

EP1137251	EP	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

EP01933210.5	EP	05/08/2001	Envelopes and printed documents employing digital watermarks Carr, J. Scott

EP1372334	EP	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP1389011	EP	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

EP07122522.1	EP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

EP07123933.9	EP	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

EP0737387	EP	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

EP0824821	EP	05/07/1996	Steganographical embedding of auxiliary data and calibration data in image data Rhoads, Geoffrey B.

EP1019868	EP	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

EP98942228.2	EP	08/24/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

EP0959620	EP	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

EP0959621	EP	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

EP99124921.0	EP	11/16/1994	Method and apparatus for encoding audio with auxiliary digital data Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GR1372334	GR	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

GR1389011	GR	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

GR1019868	GR	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

IE1003324	IE	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

IE1389011	IE	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

IE0959620	IE	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

IE0959621	IE	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

IT1372334	IT	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

IT1019868	IT	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

IT0959621	IT	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

JP08-534258	JP	05/07/1996	Steganographic system Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
JP2002-538240	JP	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

JP2004-326916	JP	11/10/2004	Verification/authentication coding method and device Rhoads, Geoffrey B.

LI1003324	LI	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

LI1137251	LI	05/07/1996	Use of calibration data steganographically embedded in the transform domain to discern image distortion Rhoads, Geoffrey B.

LI1372334	LI	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

LI1389011	LI	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

LU1003324	LU	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

LU1372334	LU	05/07/1996	Method of embedding a machine readable steganographic code Rhoads, Geoffrey B.

LU1389011	LU	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

LU1019868	LU	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

LU0959620	LU	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
LU0959621	LU	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

MC1003324	MC	05/07/1996	Forgery-resistant documents with images conveying secret data and related methods Rhoads, Geoffrey B.

MC1389011	MC	11/16/1994	A method of embedding a steganographic code in an image signal Rhoads, Geoffrey B.

MC0959620	MC	11/16/1994	Video with hidden in-band digital data Rhoads, Geoffrey B.

MC0959621	MC	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

PCT/US1994/013366	WO	11/16/1994	Identification/authentication coding method and apparatus Rhoads, Geoffrey B.

PCT/US1996/006618	WO	05/07/1996	Steganography systems Rhoads, Geoffrey B.

PCT/US1997/008351	WO	05/16/1997	Computer system linked by using information in data objects Rhoads, Geoffrey B.

PCT/US1998/017530	WO	08/24/1998	Method and apparatus for watermarking video images Rhoads, Geoffrey B.

PCT/US2000/013333	WO	05/15/2000	Methods and systems for controlling computers or linking to internet resources from physical and electronic objects Rhoads, Geoffrey B.

PCT/US2000/013798	WO	05/18/2000	Methods and systems employing digital watermarking in music and other media Rhoads, Geoffrey, B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2000/029455	WO	10/25/2000	Methods for optimizing watermark detection Rhoads, Geoffrey B.

PCT/US2000/035038	WO	12/21/2000	Digital watermarks as data proxies Davis, Bruce L.

PCT/US2000/035630	WO	12/28/2000	Watermark-based personal audio appliance Rhoads, Geoffrey B.

PCT/US2001/000884	WO	01/11/2001	Watermark embedder and reader Gustafson, Ammon E.

PCT/US2001/002609	WO	01/25/2001	Connected audio and other media objects Meyer, Joel R.

PCT/US2001/003379	WO	02/01/2001	Integrating digital watermarks in multimedia content Davis, Bruce L.

PCT/US2001/007373	WO	03/07/2001	Digital watermark screening and detection strategies Rhoads, Geoffrey B.

PCT/US2001/012571	WO	04/17/2001	Color adaptive watermarking Reed, Alastair M.

PCT/US2001/014920	WO	05/08/2001	Envelopes and printed documents employing digital watermarks Carr, J. Scott

PCT/US2001/021268	WO	07/05/2001	Management of documents and other objects using optical devices Seder, Phillip Andrew

PCT/US2001/022173	WO	07/12/2001	Wavelet domain watermarks Sharma, Ravi K.

PCT/US2001/042770	WO	10/16/2001	User control and activation of watermark enabled objects Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2001/050238	WO	12/19/2001	Methods, apparatus and programs for generating and utilizing content signatures Brunk, Hugh L.

PCT/US2001/050930	WO	10/25/2001	Digitally marked objects and promotional methods Davis, Bruce L.

PCT/US2002/015187	WO	05/14/2002	Content identifiers triggering corresponding responses Rhoads, Geoffrey B.

08/512993	US	08/09/1995	Security system for photographic identification Rhoads, Geoffrey B.

09/776021	US	02/02/2001	Steganographic messaging through imagery Rhoads, Geoffrey B.

09/818533	US	03/28/2001	Arrangement for embedding subliminal data in imaging Rhoads, Geoffrey

09/986170	US	11/07/2001	Arrangement for embedding subliminal data in imaging Rhoads, Geoffrey B.

10/177650	US	06/20/2002	Wireless methods and devices employing steganography Levy, Kenneth L.

11/377708	US	03/15/2006	Authentication of identification documents Rhoads, Geoffrey B.

90/005828	US	10/20/2000	Methods for controlling systems using control signals embedded in empirical data Rhoads, Geoffrey B.

09/408878	US	09/29/1999	Protecting images with image markings Powell, Robert D.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP93112290.7	EP	07/30/1993	Method and system for digital image signatures Powell, Robert D.

JP05-209924	JP	08/02/1993	Processing method and system for digitized image mark Powell, Robert D.

JP2007-108405	JP	04/17/2007	Processing method and system for digital image signature Powell, Robert D.

09/292569	US	04/15/1999	Digital watermarks Rhoads, Geoffrey B.

09/761349	US	01/16/2001	Method of producing a security document Rhoads, Geoffrey B.

09/975738	US	10/10/2001	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

10/306768	US	11/26/2002	Content objects with computer instructions steganographically encoded therein, and associated methods Rhoads, Geoffrey B.

60/082228	US	04/16/1998	Watermarking methods, apparatuses, and applications Rhoads, Geoffrey B.

AU48367/99	AU	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

DE69927218.1	DE	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

EP99107280.2	EP	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP0981113	EP	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B.

EP99917532.6	EP	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

FR0981113	FR	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

GB0981113	GB	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

IE0981113	IE	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

JP2000-543918	JP	11/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

JP2000-563056	JP	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

KR10-2001-7001267	KR	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

LU0981113	LU	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

MC0981113	MC	07/07/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

PCT/US1999/008252	WO	04/14/1999	Digital watermarking and banknotes Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US1999/014532	WO	06/24/1999	Digital watermarks and methods for security documents Rhoads, Geoffrey B.

09/234780	US	01/20/1999	Multiple watermarketing techniques Rhoads, Geoffrey

60/071983	US	01/20/1998	Determining authenticity of documents using multiple watermaking techniques Rhoads, Geoffrey B.

BR9907105	BR	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

EP00973864.2	EP	10/25/2000	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

EP1050005	EP	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

IL137370	IL	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

IT1050005	IT	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

JP2000-540514	JP	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

PCT/US1999/001296	WO	01/20/1999	Multiple watermarking techniques Rhoads, Geoffrey

PCT/US2000/029454	WO	10/25/2000	Methods and systems using multiple watermarks Rhoads, Geoffrey B.

60/125349	US	03/19/1999	Pre-filtering to increase watermark signal-to-noise ratio Alattar, Adnan M.

AUPO5218	AU	02/20/1997	Invisible digital watermarks Johnson, Andrew

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/AU1998/000106	WO	02/20/1998	Invisible digital watermarks Johnson, Andrew

AU18093/00	AU	10/28/1999	Method and software for evidencing illicit use of a computer system Davis, Bruce, L.

CA2347179	CA	10/28/1999	Method and software for evidencing illicit use of a computer system Shaw, Gilbert, B.

EP99961538.8	EP	10/28/1999	Method and software for evidencing illicit use of a computer system Davis, Bruce, L.

JP2000-580066	JP	10/28/1999	Method and software for evidencing illicit use of a computer system Davis, Bruce, L.

KR10-2001-7005591	KR	10/28/1999	Method and software for evidencing illicit use of a computer system Davis, Bruce, L.

PCT/US1999/025375	WO	10/28/1999	Method and software for evidencing illicit use of a computer system Davis, Bruce, L.

10/307497	US	11/27/2002	Method and apparatus for transaction card security utilizing embedded image data Rhoads, Geoffrey B.

60/109259	US	11/19/1998	Printing and validation of self validating security documents Carr, Scott Jonathan

CY1131769	CY	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

EP1484710	EP	11/13/1999	Photographic identification document Carr, Jonathan, Scott

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP1131769	EP	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

GR1484710	GR	11/13/1999	Photographic identification document Carr, Jonathan, Scott

IE1484710	IE	11/13/1999	Photographic identification document Carr, Jonathan, Scott

IE1131769	IE	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

LU1484710	LU	11/13/1999	Photographic identification document Carr, Jonathan, Scott

LU1131769	LU	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

MC1484710	MC	11/13/1999	Photographic identification document Carr, Jonathan, Scott

MC1131769	MC	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

PCT/US1999/027012	WO	11/13/1999	Printing and validation of self validating security documents Carr, Jonathan, Scott

10/094593	US	03/06/2002	Identification document including embedded data Rhoads, Geoffrey B.

10/233069	US	08/30/2002	Digitally watermarking checks and other value documents Carr, J. Scott

60/164619	US	11/10/1999	Image-based navigation system Rhoads, Geoffey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2000/032573	WO	11/30/2000	Embedding and reading imperceptible codes on objects Davis, Bruce L.

PCT/US2002/020832	WO	07/01/2002	Hiding information out-of-phase in color channels Reed, Alastair M.

PCT/US2002/027954	WO	08/30/2002	Digitally watermarking checks and other value documents Carr, J. Scott

09/465418	US	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey B.

60/112955	US	12/18/1998	Counterfeit deterrence system Rhoads, Geoffrey B.

AU23695/00	AU	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

CA2355715	CA	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

EP99967414.6	EP	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

JP2000-588925	JP	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

KR10-2001-7007645	KR	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

PCT/US1999/030217	WO	12/16/1999	Counterfeit deterrence system Rhoads, Geoffrey, B.

09/437357	US	11/10/1999	Method and apparatus for encoding paper with information Alattar, Adnan M.

PCT/US2000/030694	WO	11/07/2000	Method and apparatus for encoding paper with information Alattar, Adnan M.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
09/553112	US	04/20/2000	Image patterns that constitute digital watermarks Rodriguez, Tony Forrest

60/131005	US	04/22/1999	Creating patterns that constitute digital watermarks Rodriguez, Tony Forrest

09/636102	US	08/10/2000	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

60/191778	US	03/24/2000

PCT/US2001/004812	WO	02/14/2001	Watermark encoder and decoder enabled software and devices Ramos, Daniel O.

09/679261	US	10/04/2000	Peripheral device for a computer system. Davis, Bruce L.

11/621254	US	01/09/2007	Enhanced input peripheral Davis

60/158015	US	10/06/1999	Data entry method and system Davis, Bruce L.

PCT/US2001/026617	WO	08/23/2001	Watermarking recursive hashes into frequency domain regions and wavelet based feature modulation watermarks Tian, Jun

60/163676	US	11/05/1999	Watermarking an image after the image is separated into color planes Miller, Marc

PCT/US2000/029244	WO	10/23/2000	Watermarking an image in color plane separations and detecting such watermarks Miller, Marc

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/232163	US	09/11/2000	Watermaking enhancements including time based masking, context sensitive connected content, broadcast monitoring, semifragile watermarks, and time stamped watermarks Levy, Kenneth L.

PCT/US2001/028726	WO	09/11/2001	Time and object based masking for video watermarking Levy, Kenneth L.

PCT/US2001/019303	WO	06/14/2001	Perceptual modeling of media signals based on local contrast and directional edges Hannigan, Brett T.

10/997813	US	11/23/2004	Steganographic data embedding in objects for authenticating and associating value with the objects Perry, Burt W.

CA2416532	CA	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

KR10-2003-7001052	KR	01/24/2003	Authentication watermarks for printed objects and related applications Perry, Burt W.

PCT/US2001/023336	WO	07/24/2001	Authentication watermarks for printed objects and related applications Perry, Burt W.

60/183681	US	02/19/2000	Digital watermarks as a gateway mechanism Jones, Kevin C.

10/137124	US	05/01/2002	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

10/193663	US	07/10/2002	Repetition coding of error correction coded messages in auxiliary data embedding applications Sharma, Ravi K.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/850579	US	05/19/2004	Digital watermarks and trading cards Mckinley, Tyler J.

60/257822	US	12/21/2000	Watermark systems and methods Aggson, Cynthia K.

EP1311973	EP	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

PCT/US2001/014014	WO	04/30/2001	Digital watermarking systems Seder, Phillip Andrew

PCT/US2001/022953	WO	07/20/2001	Using embedded data with file sharing Levy, Kenneth L.

09/837564	US	04/17/2001	Authentication of physical and electronic media objects using digital watermarks Rhoads, Geoffrey B.

60/198138	US	04/17/2000	Countermeasures to watermark attacks Alattar, Adnan M.

11/468258	US	08/29/2006	Image management system and methods using digital watermarks Patterson

PCT/US2003/007776	WO	03/12/2003	Image management system and methods using digital watermarks Lofgren, Neil E.

60/278049	US	03/22/2001	Elliptical curve fitting and application for digital watermarks Sharma, Ravi K.

PCT/US2002/008844	WO	03/22/2002	Quantization-based data hiding employing calibration and locally adaptive quantization Stach, John

09/915824	US	07/26/2001	Collateral data combined with user characteristics to select web site Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
10/012676	US	11/05/2001	Collateral data combined with other data to select web site Rhoads, Geoffrey B.

60/220945	US	07/26/2000	Collateral data used to obtain a match to users preferences Rhoads, Geoffrey B.

09/741779	US	12/21/2000	Watermarking holograms Decker, Stephen K.

PCT/US2001/049399	WO	12/17/2001	Watermaking holograms Lofgren, Neil E.

09/924402	US	08/07/2001	Using digital watermarks to facilitate counterfeit inspection and inventory management Miolla, Ronald S.

09/940873	US	08/27/2001	Digitally watermarking physical media Levy, Kenneth L.

10/233327	US	08/29/2002	Digitally watermarking physical media Levy, Kenneth L.

60/282205	US	04/06/2001	Digital asset management and linking media signals with related data using watermarks Jones, Kevin C.

PCT/US1999/013320	WO	06/14/1999	Stochastic scanning documents to change moire effects Rhoads, Geoffrey B.

AU2002211634	AU	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

CA2422412	CA	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP01979700.0	EP	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

KR10-2003-7005154	KR	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

PCT/US2001/028523	WO	09/10/2001	Authenticating and measuring quality of service of multimedia signals using digital watermark analyses Tian, Jun

PCT/US2001/031784	WO	10/10/2001	Halftone watermarking and related applications Brunk, Hugh L.

PCT/US2002/027068	WO	08/23/2002	Digital watermarks for checking authenticity of printed objects Rodriguez, Tony F.

PCT/US2000/032013	WO	11/21/2000	Adjusting an electronic camera to acquire a watermarked image Brunk, Hugh

10/017463	US	12/14/2001	Space filling quantizers for digital watermarking Brunk, Hugh L.

60/256629	US	12/18/2000	Quantizer characteristics important for quantization index modulation Brunk, Hugh L.

10/017679	US	12/13/2001	Audio/video commerce application architectural framework Levy, Kenneth L.

60/256628	US	12/18/2000	Audio/video commerce application architectural framework Levy, Kenneth L.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2001/049395	WO	12/17/2001	Audio/video commerce application architectural framework Levy, Kenneth L.

PCT/US2002/012171	WO	04/19/2002	User-friendly rights management system and methods Levy, Kenneth L.

PCT/US2006/032011	WO	08/15/2006	Rights management systems and methods using digital watermaking Levy, Kenneth L.

10/020519	US	12/14/2001	Message coding for digital watermark applications Brunk, Hugh L.

60/256627	US	12/18/2000	Message coding for watermark applications Bradley, Brett A

60/284594	US	04/17/2001	Reversible watermarking and authentication of media signals Tian, Jun

PCT/US2001/032517	WO	10/17/2001	Content authentication and recovery using digital watermarks Tian, Jun

09/706505	US	11/02/2000	Batch identifier registration and embedding in media signals Hein Iii, William C.

10/121435	US	04/11/2002	Pre-exposure of emulsion media with a steganographic pattern Lowe, Brian D.

60/284163	US	04/16/2001	Efficient interactive tv Anglin, Hugh W.

60/286701	US	04/25/2001	Encoded reference signal for digital watermarks Sharma, Ravi K.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/355856	US	02/10/2002	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

PCT/US2002/013728	WO	05/01/2002	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

60/303173	US	07/05/2001	Using embedded identifiers with images Davis, Bruce L.

60/335427	US	11/30/2001	Pattern recognition of objects in image streams Shen, Lance Lixin

PCT/US2002/028448	WO	09/05/2002	Pattern recognition of objects in image streams Decker, Stephen K.

10/265085	US	10/03/2002	Digital watermarking methods, programs and apparatus Mckinley, Tyler J.

10/265348	US	10/04/2002	Digital watermarking methods, programs and apparatus Mckinley, Tyler J.

60/327687	US	10/05/2001	Digital watermarking methods, programs, and apparatus Mckinley, Tyler J.

PCT/US2001/051170	WO	11/02/2001	Batch identifier registration and embedding in media signals Mckinley, Tyler J.

60/404038	US	08/15/2002	Digital watermarking of low bit rate video Alattar, Adnan M.

60/340651	US	12/13/2001	Wavelet-based reversible watermarking for authentication Tian, Jun

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/430511	US	12/02/2002	Reversible watermarking Tian, Jun

PCT/US2002/040162	WO	12/12/2002	Reversible watermarking Tian, Jun

PCT/US2004/014161	WO	05/07/2004	Reversible watermarking and related applications Alattar, Adnan M.

60/351502	US	01/22/2002	Adaptive prediction filtering for digital watermarking Bradley, Brett A.

PCT/US2001/031671	WO	10/09/2001	Watermarks carrying content dependent signal metrics for detecting and characterizing signal alteration Ahmed, Farid

60/359041	US	02/20/2002	Embedding location data in video Rhoads, Geoffrey B.

60/361749	US	03/04/2002	Digital watermarking systems Mckinley, Tyler J.

10/394507	US	03/21/2003	Visibly altering a product in response to invalidating event Mckinley, Tyler J.

60/367033	US	03/22/2002	Visibly altering product in response to invalidating event Mckinley, Tyler J.

60/383474	US	05/23/2002	Geographical information systems using digital watermarks and other digital watermarking techniques Rhoads, Geoffrey B.

60/376720	US	04/29/2002	Image management system and methods using digital watermarks Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2003/017048	WO	05/29/2003	Layered security in digital watermarking Bradley, Brett Alan

PCT/US2001/021815	WO	07/10/2001	Multi-carrier watermarks Gustafson, Ammon E.

60/434823	US	12/18/2002	Computing distortion of media signals using embedded data with repetitive structure and log-polar mapping Alattar, Adnan M.

60/428485	US	11/21/2002	Digital watermarking of low bit-rate video Alattar, Adnan M.

PCT/US2003/001975	WO	01/22/2003	Digital watermarking and fingerprinting including symchronization, layering, version control, and compressed embedding Alattar, Adnan M.

10/639598	US	08/11/2003	Document management with embedded data Perry

60/403899	US	08/15/2002	Document management with embedded data Gorriaran, Michael

PCT/US2001/003138	WO	01/31/2001	Self-orienting watermarking method embedding frequency shift keying Bradley, Brett A.

10/686495	US	10/14/2003	Identification document and related methods Brundage, Trent J.

60/418762	US	10/15/2002	Identification document and related methods Rhoads, Geoffrey B.

10/717211	US	11/18/2003	Watermarked printed objects and methods Rodriguez, Tony F.

60/475389	US	06/02/2003	Digital watermarks in image replacement documents, as on-board mediators in authentication of printed media, and managing quality of imaging systems Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/456677	US	03/21/2003	Digital watermarking with laser engraving Brian Labrec

PCT/US2001/028927	WO	09/13/2001	Watermarking in the time-frequency domain Hannigan, Brett T.

60/511848	US	10/15/2003	Image capture system for portable device Shovoly, Steven

KR10-2005-7016613	KR	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

PCT/US2004/006724	WO	03/05/2004	Camera and digital watermarking systems and methods Brundage, Trent J.

60/451840	US	03/03/2003	Integrating and enhancing searching of media content and biometric databases Levy, Kenneth L.

60/463175	US	04/15/2003	Color image appearance model applied to offset printing of watermarked images Reed, Alastair M.

PCT/US2002/033161	WO	10/16/2002	Progressive watermark decoding on a distributed computing platform Brundage, Trent J.

60/478386	US	06/13/2003	Digital watermarking with variable orientation and protocols Levy, Kenneth L.

60/537054	US	01/16/2004	Watermarking electronic text documents Adnan M. Alattar

60/486047	US	07/09/2003	Embedded data in gaming objects for authentication and association of behavior and information Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/514958	US	10/27/2003	Methods and apparatuses for printer recalibration Reed, Alastair M.

10/996138	US	11/19/2004	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

60/523748	US	11/19/2003	Optimized digital watermarking functions for streaming data Gustafson, Ammon E.

60/542095	US	02/04/2004	Digital watermarking image signals on-chip Rodriguez, Tony F.

60/554541	US	03/18/2004	Watermark payload encryption methods and systems Ramos, Daniel O.

60/554748	US	03/19/2004	Digital watermarking for workflow Levy, Kenneth L.

60/659022	US	03/03/2005	Enhanced bios system Calhoon, Sean

PCT/US2006/007327	WO	03/02/2006	Data processing systems and methods Calhoon, Sean

60/673022	US	04/19/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

PCT/US2005/020790	WO	06/13/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

09/631409	US	08/03/2000	Linking from paper invoices and statements to on-line resources Brundage, Trent J.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2001/024114	WO	08/01/2001	Linking from paper invoices and statements to on-line resources Brundage, Trent J.

PCT/US2002/002325	WO	01/24/2002	Watermark detection using adaptive color projections Reed, Allister

PCT/US2001/017685	WO	05/31/2001	Using classification techniques in digital watermarking Brunk, Hugh L.

60/495373	US	08/14/2003	Identification document and related methods Sher-Jan, Mahmood

MXPA05003984	MX	10/14/2003	Identification document and related methods Durst, Robert T.

PCT/US2003/032886	WO	10/14/2003	Identification document and related methods Brundage, Trent J.

60/198857	US	04/21/2000	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

PCT/US2001/001043	WO	01/11/2001	Authenticating metadata and embedding metadata in watermarks of media signals Davis, Bruce L.

KR10-2004-7009235	KR	12/09/2002	Forensic digital watermarking with variableorientation and protocols Levy, Kenneth L.

PCT/US2002/039467	WO	12/09/2002	Forensic digital watermarking with variable orientation and protocols Levy, Kenneth L.

60/523159	US	11/17/2003	Machine-readable security features for printed objects Reed, Alastair M.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2003/037802	WO	11/26/2003	Systems and methods for authentication of print media Rodriguez, Tony F.

60/600618	US	08/09/2004	Photographic travel logs through digital watermarking Brundage, Trent J.

PCT/US2005/003777	WO	02/03/2005	Digital watermarking image signals on-chip and photographic travel logs through digital watermarking Rodriguez, Tony F.

60/558767	US	03/31/2004	Appending information to digital watermark payloads Rodriguez, Tony F.

PCT/US2005/009072	WO	03/18/2005	Watermark payload encryption methods and systems Sharma, Ravi K.

JP2002-515380	JP	07/30/2001	Digital watermarks and trading cards Mckinley, Tyler J.

PCT/US2001/023886	WO	07/30/2001	Digital watermarks and trading cards Mckinley, Tyler J.

60/198849	US	04/21/2000	Authenticating photo identification documents Carr, J. Scott

PCT/US2001/012561	WO	04/17/2001	Authentication of physical and electronic media objects using digital watermarks Alattar, Adnan M.

PCT/US2001/019254	WO	06/15/2001	Interactive video and watermark enabled video objects Mckinley, Tyler J.

09/619264	US	07/19/2000	Print media with embedded messages for controlling printing Kumar, Aruna B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
PCT/US2001/022185	WO	07/12/2001	Print media with embedded messages for controlling printing Kumar, Aruna B.

09/670115	US	09/26/2000	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

PCT/US2001/030238	WO	09/26/2001	Portable devices and methods employing digital watermarking Rhoads, Geoffrey B.

PCT/US2002/005991	WO	02/28/2002	Watermarking a carrier on which an image will be placed or projected Levy, Kenneth L.

PCT/US2002/006858	WO	03/05/2002	Digital watermarking and maps Rhoads, Geoffrey B.

PCT/US2007/084933	WO	11/16/2007	Methods and systems responsive to feature sensed from imagery or other data Rhoads, Geoffrey B.

09/562516	US	05/01/2000	Methods and systems for digital watermarking Hannigan, Brett T.

09/825463	US	04/02/2001	Background watermark processing Rhoads, Geoffrey B.

09/854408	US	05/10/2001	Digital watermarks used in automation equipment Brundage, Trent J.

10/188340	US	07/01/2002

11/381309	US	05/02/2006

11/467995	US	08/29/2006

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
11/877851	US	10/24/2007

12/258095	US	10/24/2008

60/141468	US	06/29/1999	Using digital watermarks on playing cards and casino chips to deter cheating Livermore, Megan

60/151586	US	08/30/1999	Automated children’s books Rodriguez, Tony Forrest

60/163332	US	11/03/1999	Data entry method and system Rhoads, Geoffey B.

60/178028	US	01/26/2000	Managing on-line media library through links in media signals Rhoads, Geoffrey B.

60/180364	US	02/04/2000	Integrating digital watermarks in multimedia content Davis, Bruce L.

60/247389	US	11/08/2000	Authentication watermarking using sorting order embedding to embed a compressed bit stream in another signal Tian, Jun

60/257924	US	12/21/2000	Detection of multiple watermarks Shama, Ravi K.

60/260907	US	01/10/2001	Authentication watermarking enabling recovery of the original un-watermarked content Tian, Jun

60/263987	US	01/24/2001	Halftone primitive watermarking and related applications Haynes, Mark E.

60/284776	US	04/18/2001	Using embedded identifiers with images Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/285514	US	04/20/2001	User-friendly copy management system and method Levy, Kenneth L.

60/288272	US	05/02/2001	Digital watermarking methods and related toy applications Sharma, Ravi K.

60/297229	US	06/07/2001	Digital watermarking methods and related toy and game applications Hannigan, Brett T.

60/305086	US	07/12/2001	Connected audio and other media objects Rhoads, Geoffrey B.

60/315569	US	08/28/2001	User-friendly copy management system and method Levy, Kenneth L.

60/316851	US	08/31/2001	Digital watermarking and checks Carr, J. Scott

60/317773	US	09/06/2001	Pattern recognition of objects in image streams Shen, Lance Lixin

60/323148	US	09/17/2001	Postal meters and systems employing watermarking Davis, Bruce L.

60/332512	US	11/21/2001	Postal applications using digital watermarks Rhoads, Geoffrey B.

60/336209	US	10/30/2001	Audio/video commerce application architectural framework Levy, Kenneth L.

60/349644	US	01/15/2002	Wireless methods and devices employing steganography Rhoads, Geoffrey B.

60/349970	US	10/19/2001	Digital watermarking systems and methods Levy, Kenneth L.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/350082	US	10/19/2001	Integrating digital watermarks in multimedia content Levy, Kenneth L.

60/351565	US	01/22/2002	Digital watermarking and fingerprinting enhancements Alattar, Adnan M.

60/352652	US	01/28/2002	Digitally watermarking checks and other value documents Carr, J. Scott

60/356881	US	02/12/2002	Idetification documents includung embedded data Hannigan, Brett T.

60/404181	US	08/16/2002	Reversible watermarking that can exactly recreate the original image Tian, Jun

60/421254	US	10/25/2002	Identification document and related methods Rhoads, Geoffrey B.

60/430014	US	11/28/2002	Copy detect signals for automated authentication of print media Decker, Stephen K.

60/435401	US	12/19/2002	Quantization-based data embedding in mapped data Bradley, Brett A.

60/440593	US	01/15/2003	System for authentication of print media Decker, Stephen K.

60/453031	US	03/06/2003	Camera for reading digital watermarks and digital watermarking methods and systems Brundage, Trent J.

60/455824	US	03/18/2003	Camera for reading digital watermarks and digital watermarking methods and systems Shovoly, Steven

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/463793	US	04/18/2003	Embedding digital watermarks with metallic inks Brundage, Trent J.

60/466926	US	04/30/2003	Fragile and emerging digital watermarks Reed, Alastair M.

60/480990	US	06/23/2003	Quantization based data embedding in mapped data Bradley, Brett A.

60/480993	US	06/23/2003	Human perceptual model applied to rendering of watermarked signals Reed, Alastair M.

60/482069	US	06/23/2003	Digital watermarking of text documents Adnan M. Alattar

60/494709	US	08/12/2003	Identification document and related methods Sher-Jan, Mahmood

60/495236	US	08/13/2003	Detecting media areas likely of hosting watermarks Trent J. Brundage

60/582280	US	06/22/2004	Digital asset management and targeted searching using digital watermarks Rodriguez, Tony F.

60/656642	US	02/25/2005	Digital asset management, targeted searching and desktop searching using digital watermarks Rodriguez, Tony F.

HK00102658.9	HK	5/2/2000	Digital watermarking and banknotes Rhoads, Geofrey B.

HK00104556.8	HK	7/24/2000	Digital watermarking and methods for security documents Rhoads, Geofrey B

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
HK00107539.3	HK	11/24/2000	Method and apparatus for watermarking video images Rhoads, Geoffrey B.; Davidson, Clay; Rodriguez, Anthony

HK00105793.8	HK	9/14/2000	Method and apparatus for encoding audio with auxiliary digital data Rhoads, Geoffrey B.

HK01101031.8	HK	2/13/2001

Methods and systems for controlling computers or linking to internet resources from physical and electronic objects

Grossi, Brian J.; Seder, Phillip A.; McKinley, Tyler J.; Perry, Burt W.; Rhoads, Geoffrey B.; Davis, Bruce L.; Rodriquez, Tony F.; Carr, J. Scott; Hein, William C., III; MacIntosh; Brian T.

CH0981113	CH	7/7/1999	Digital watermarking and methods for security documents Rhoads, Geofrey B

ES0959621	ES	11/16/1994	Video copy control with plural embedded signals Rhoads, Geoffrey B.

60/554543	US	3/18/2004	Watermark payload encryption for media including multiple watermarks Levy, Kenneth L.

60/582914	US	6/24/2004	Digital watermarking methods, programs and apparatus Tony F. Rodriguez

60/866198	US	11/16/2006	Security Documents and Related Methods/Systems Tony F. Rodriguez

90/005827	US	10/20/2000	Steganography methods employing embedded calibration data Rhoads, Geoffrey B.

SCHEDULE C

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
60/141538	US	6/28/1999	DIGITAL WATERMARKS IN TV AND RADIO OVER-THE-AIR BROADCASTS THAT LINK BROADCASTED CONTENT TO THE INTERNET

60/141763	US	6/30/1999	DIGITAL WATERMARKS IN TV AND RADIO OVER-THE-AIR BROADCASTS THAT LINK BROADCASTED CONTENT TO THE INTERNET, AND SUPPLEMENT RADIO WITH ANCILLARY IMAGES/VIDEO

09/502191	US	2/10/2000	WATERMARK EMBEDDER AND READER

09/670114	US	9/26/2000	METHODS FOR USING WATERMARKS ON CONSUMER DEVICES

09/660756	US	9/13/2000	PERSONAL DISPLAY FOR INTERACTIVE VIDEO

HK05104773.0	HK	6/8/2005	Photographic identification document Jonathan Carr

PCT/US2001/050071	WO	10/24/2001	ACCESS CONTROL SYSTEMS AND METHODS Davis, Bruce L.

SCHEDULE C

SCHEDULE D

LIST OF DELIVERABLES

Licensor will cause the following to be delivered to Licensee, or Licensee’s representative, within 14 days of closing for files necessary to respond to final deadlines of actions due for Live Assets within three months after closing, and for remaining items pertaining to Live Assets within 45 days of closing, and for remaining items pertaining to Abandoned Assets, within 45 days of a request by Licensee, but no earlier than 90 days after closing:

(a) U.S. Patents. For each item of the Patents that is an issued United States patent, and for each Abandoned Asset to which any Live Asset claims priority to such issued U.S. patent (whether a patent or similar protection has been issued or granted), a copy of

(i)	Assignment Agreement(s),

(ii)	conception and reduction to practice materials, and

(iii)	the publicly available file history for Abandoned Assets (to be obtained in both electronic disk image and hard copy, at Licensee’s option, by Licensee or by Licensor through a vendor designated by Licensee, in all cases for delivery directly to Licensee’s representative),

(iv)	the Docket,

(v)	each relevant license and security agreement;

(b) U.S. Patent Applications. For each item of the Patents that is a U.S. patent application, a copy of

(i)	the patent application, as filed,

(ii)	if unpublished, a copy of the filing receipt and the non-publication request, if available,

(iii)	the Assignment Agreement(s),

(iv)	the Docket,

(v)	all available conception and reduction to practice materials,

(vi)	evidence of foreign filing license (or denial thereof),

(vii)	each relevant license and security agreement, and

(viii)	the Prosecution History Files;

(c) Common Interest Agreement. Licensor will deliver any Initial Deliverables to be delivered by Licensor under paragraph (b) above to Licensee’s legal counsel, together with two (2) executed originals of the Common Interest Agreement.

(d) Non-U.S. For each Live Asset for which a non-United States patent or similar protection has been issued or granted, a copy of

(i)	the certificate for patent prosecution issued by the applicable government, if available

(ii)	each pending foreign application

(iii)	the Docket,

(iv)	the Assignment Agreement(s),

(v)	applicant name change, if necessary, and

(vi)	each relevant license and security agreement.

(e) Thorough Search/Declaration. If originals of the Initial Deliverables are not available and the required copies are not delivered to Licensee prior to Closing, Licensor will cause (i) such copies of the Initial Deliverables to be sent to Licensee or Licensee’s representative promptly if and after such originals are located and (ii) an appropriate executive officer of Licensor to deliver to Licensee a declaration, executed by such officer under penalty of perjury, detailing Licensor’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.

Capitalized terms used in this Schedule D are defined in the Patent License Agreement to which this Schedule D is attached.

SCHEDULE D

SCHEDULE 2.1

PAYMENT SCHEDULE FOR LICENSE ISSUE FEE

Date	Payment
Closing	$2,600,000
November 15, 2010	$2,675,000
February 15, 2011	$2,750,000
May 16, 2011	$2,825,000
August 15, 2011	$2,875,000
November 15, 2011	$2,950,000
February 15, 2012	$3,025,000
May 15, 2012	$3,100,000
August 15, 2012	$3,175,000
November 15, 2012	$3,250,000
February 15, 2013	$3,350,000
May 15, 2013	$3,425,000

SCHEDULE 2.1

SCHEDULE 2.3

PORTFOLIO MONETIZATION ALLOCATION METHODOLOGY

Licensee and/or its Affiliates will rank each of the patents and patent applications included in the Portfolio Monetization as of the date of the applicable Portfolio Monetization in one of the following four categories:

Category R1: patents and patent applications actually asserted against the licensee and discussed in detail during the discussions leading to the Revenue (i.e., named, analyzed and discussed in the assertion materials and negotiations);

Category R2: patents and patent applications specifically mentioned but not discussed in detail in the discussions leading to the Revenue (i.e., listed as one of the patents that the licensee might infringe or need to license);

Category R3: patents and patent applications in the same patent class code as one or more R1 or R2 patents and patent applications (i.e., not asserted or specifically mentioned, but, as evidenced by its class code, may have been infringed or needed to be licensed by the licensee); and

Category R4: all other patents and patent applications included in the Portfolio Monetization.

Portfolio Profit will be allocated among the patents and patent applications included in the Portfolio Monetization according to the following formula (except, and to the extent, a Portfolio Monetization specifically assigns allocations otherwise):

P = R * (VA/PN)

Where:

P = Portfolio Profit allocated to each patent and/or patent application included in a Portfolio Monetization in one of the four categories

R = Portfolio Profit

VA = Value Allocation for that patent category (see below)

PN = Aggregate number of patents or patent applications from that category included in the Portfolio Monetization

The Value Allocations for the four categories are:

R1 = 55%

R2 = 27.5%

R3 = 13.75%

R4 = 3.75%

SCHEDULE 2.3

EXHIBIT A

COMMON INTEREST AGREEMENT

THIS COMMON INTEREST AGREEMENT (“Agreement”) is entered into between the undersigned legal counsel, for themselves and on behalf of the parties they represent (as indicated below).

1.	Background.

1.1 Invention Law Group, P.C. and IV Digital Multimedia Inventions, LLC, a Delaware limited liability company (collectively the “IV Entities”), and Digimarc Corporation (“Digimarc”) (the IV Entities and Digimarc are sometimes hereafter referred to herein as a “party” or the “parties”), have entered into a Patent License Agreement and other transaction agreements with respect to certain patents (including their patent applications filed or to be filed throughout the world). This transaction will at least generate patent prosecution, patent portfolio monetization and patent licensing work (the “Patent Matters”).

1.2 The parties have a common interest concerning the Patent Matters and have agreed to treat their communications and those of their respective legal Counsel (“Counsel”) concerning the Patent Matters as protected by the common interest privilege. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of attorney work product developed by the parties and their respective Counsel.

2.	Common Interest.

2.1 The parties have a common, joint and mutual legal interest in cooperating with each other, to the extent permitted by law, to share information that one party asserts is protected by the attorney-client privilege and/or by the work product doctrine with respect to the Patent Matters. The parties shall cause any Counsel who may participate in this Agreement to be bound by its terms.

2.2 In order to further their common interest, the parties and their Counsel may exchange their own privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, prosecution history files, analysis of the validity or infringement of patent claims and other information (hereinafter “Common Interest Materials”). The sole purpose for the exchange of the Common Interest Materials is to support the parties’ common interest with respect to the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection.

3.	Relationship; Additions; Termination.

3.1 This Agreement does not create any agency or similar relationship among the parties. Neither party nor their respective Counsel has the authority to waive any applicable privilege or doctrine on behalf of any other party.

3.2 Nothing in this Agreement affects the separate and independent representation of each party by its respective Counsel or creates an attorney client relationship between the Counsel for a party and the other party to this Agreement.

3.3 This Agreement shall continue until the earlier of:

(a) the end of the term, or termination by either party, of the Patent License Agreement; or

(b) until such time as either party exercises its ability to withdraw from and terminate the Agreement by thirty (30) days written notice if, in either parties’ reasonable judgment, the interests of the parties are no longer sufficiently aligned to have a common interest concerning the Patent Matters.

3.4 Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination. Sections 3 and 4 shall survive termination of this Agreement.

4.	General Terms.

4.1 This Agreement is governed by the laws of the State of Washington, without regard to its choice of law principles to the contrary. In the event any provision of this Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

4.2 The parties agree that a breach of this Agreement may result in irreparable injury, that money damages would not be a sufficient remedy and that the disclosing party shall be entitled to seek equitable relief, including injunctive relief, as a non-exclusive remedy for any such breach.

4.3 Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service to a party and their respective Counsel at their last known address, and shall be deemed to have been given on the day received.

4.4 This Agreement is effective and binding upon each party as of the date it is signed by or on behalf of a party and may be amended only by a writing signed by or on behalf of each party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.

EXHIBIT A

This Agreement is being executed by each of the undersigned Counsel with the fully informed authority and consent of the respective party it represents.

Counsel for Digimarc Corporation

By:
Robert Chamness
Chief Legal Officer and Secretary
October 5, 2010

Counsel for Invention Law Group, P.C.

By:
John Bove

Date:

Counsel for IV Digital Multimedia Inventions, LLC

By:
Thomas J. Hall

Date:

[Signature Page to Common Interest Agreement]

EXHIBIT A

EXHIBIT C

JOINT PRESS RELEASE

Company Contacts:

Bruce Davis

Chairman and CEO

503-469-4624

Bruce.Davis@diqimarc.com

Scott Liolios or Matt Glover

Liolios Group, Inc.

Investor Relations for Digimarc

949-574-3860

info@liolios.com

DRAFT FOR IMMEDIATE RELEASE

Digimarc Partners with Intellectual Ventures to Expand

Patent Licensing Program

Beaverton, Ore, -October 5, 2010 — Digimarc Corporation (NASDAQ: DMRC) has entered into a long-term relationship with Intellectual Ventures™ (IV) to expand Digimarc’s patent licensing program and broaden adoption of its proprietary technologies. Pursuant to the agreement, Digimarc has exclusively licensed the right to sublicense a substantial portion of its patent assets to IV in exchange for various strategic and financial benefits.

The key objectives of the relationship for Digimarc are to:

•	Materially advance progress toward realization of its vision and mission

•	Significantly expand the scope of its license program

•	More effectively monetize its patent assets

•	Encourage large scale adoption of its technologies by industry leaders

•	Improve the company’s financial performance

•	Increase the scale and rate of growth of its software and services business

•	Lay a foundation for continuing innovation

Important financial aspects of the agreement for Digimarc include:

•	A license issue fee of $36 million, paid to Digimarc in increasing quarterly installments over three years

•	20% of the profits generated from the IV licensing program

•	IV assumes responsibility for approximately $1 million per year in prosecution and maintenance costs previously borne by Digimarc

EXHIBIT C

•	A minimum of $4 million of paid support over five years from Digimarc to assist IV in maximizing the value of the licensed assets

•

A royalty-free grant-back license to the licensed patents to continue Digimarc’s existing business related to those assets, including maintaining and renewing existing patent licenses, and providing software and services

The Company and its auditors have not yet fully determined how the transaction should be accounted for.

“This partnership is a huge step forward for Digimarc toward realizing its vision of teaching computers to see, hear and understand,” said Digimarc’s chairman and CEO Bruce Davis. “We believe that these capabilities are fundamental to the continuing evolution of more intuitive and pervasive computing that will dramatically change the meaning of computers in our lives. This partnership with IV is a remarkable opportunity for a company like Digimarc, with breakthrough technologies, but limited means to efficiently propagate its technologies throughout addressable markets. IV’s scale and expertise is well suited, we believe, to accelerating the licensing of our inventions on a global basis, faster than we could ever contemplate achieving alone. We are looking forward to a long and successful collaboration.”

Vincent Pluvinage, head of strategic acquisitions and private equity for Intellectual Ventures, added: “Intellectual Ventures recognized that inventions made by Digimarc’s inventors during the last decade are increasingly valuable to many companies involved in leveraging both traditional (analog) and digital ways to distribute multi-media content, including using increasingly powerful smartphones and other network-enabled products and services. We hope these companies will leverage Digimarc’s know-how and technologies, as well as license relevant patent rights from Intellectual Ventures. Intellectual Ventures is making a significant financial investment in these patented inventions, helping Digimarc to continue creating new innovations and supporting the adoption of the patented ones.”

Digimarc management will host a conference call later today to discuss this development in more detail. Please see below for more information.

In other news, the Company advises that a declaratory judgment action has been filed against Digimarc in the United States District Court in Delaware by Verance Corporation, a licensee, alleging the invalidity of 22 patents held by Digimarc and other matters. Verance Corp. v. Digimarc Corp., 1:10-cv-00831-UNA. The Company has not been served, but a copy of the Complaint is posted on our home page at www.diqimarc.com. Based on preliminary analysis, the Company anticipates that third quarter revenues will be lower than in the past three quarters because Verance did not make their anticipated quarterly payment due to this litigation and a federal contract was deferred until the fourth quarter. Third quarter expenses will also be higher due to professional fees for services associated primarily with the IV transaction and new product initiatives.

Conference Call

Digimarc will hold a conference call later tomorrow prior to the opening of the market (October 6, 2010) to discuss the partnership. Chairman and CEO Bruce Davis and CFO Mike McConnell

EXHIBIT C

will host the call starting at 8:30 a.m . Eastern time (5:30 a.m. Pacific time). A question and answer session will follow management’s presentation.

The call will be simulcast via a link available on Digimarc’s home page at www.diqimarc.com. and will be available for replay until October 20, 2010. Thereafter, the webcast will be archived at www.diqimarc.com/investors/events.asp.

About Intellectual Ventures

Founded in 2000, Intellectual Ventures (IV) is the global leader in the business of invention. IV collaborates with leading inventors, partners with pioneering companies, and invests both expertise and capital in the process of invention. IV’s mission is to energize and streamline an invention economy that will drive innovation around the world. For more information, visit www.intellectualventures.com.

About Digimarc

Digimarc Corporation (NASDAQ:DMRC), based in Beaverton, Oregon, is a leading innovator and provider of enabling technologies that create digital identities for all forms of media and many everyday objects. The embedded digital IDs are imperceptible to humans, but not to computers, networks and devices like mobile phones, which can now use cameras and microphones as sensory inputs to “see, hear and understand” the world around them within the context of their environment. Digimarc has built an extensive intellectual property portfolio with patents in digital watermarking, content identification and management, media and object discovery to enable ubiquitous computing, and related technologies. Digimarc develops solutions, licenses its intellectual property, and provides development services to business partners across a range of industries. For more information, please visit www.digimarc.com .

Forward-looking Statements

With the exception of historical information contained in this release, the matters described in this release contain various “forward-looking statements.” These forwardlooking statements include statements regarding Digimarc’s objectives in entering into the relationship with IV, Digimarc’s realization of the intended benefits of its relationship with IV, and other statements identified by terminology such as “will,” “should,” “expects,” “estimates,” “predicts” and “continue” or other derivations of these or other comparable terms. These forward-looking statements are statements of management’s opinion and are subject to various assumptions, risks, uncertainties and changes in circumstances. Actual results may vary materially from those expressed or implied from the statements in this release as a result of the failure of Digimarc’s relationship with IV to achieve its intended benefits, or changes in economic, business and/or regulatory factors. More detailed information about risk factors that may affect actual results is set forth in the company’s Form 10-K for the year ended December 31 , 2009 and in subsequent periodic reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this release. Except as required by law, Digimarc underlakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

EXHIBIT C